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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to § 240.14a-12

Tuesday Morning Corporation
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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TUESDAY MORNING CORPORATION
6250 LBJ Freeway
Dallas, Texas 75240

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held November 14, 2008

To our Stockholders:

        The 2008 Annual Meeting of Stockholders (the "Annual Meeting") of Tuesday Morning Corporation will be held at our corporate headquarters, 6250 LBJ Freeway, Dallas, Texas 75240, on Friday, November 14, 2008 at 10:00 a.m., local time. At the Annual Meeting, stockholders will be asked to vote on the following matters:

  (a)
  Election of seven directors;

  (b)
  Approval of the Tuesday Morning Corporation 2008 Long-Term Equity Incentive Plan;

  (c)
  Approval of the material terms of the performance goals for performance stock and performance unit awards under the Tuesday Morning 2008 Long-Term Equity Incentive Plan;

  (d)
  Ratification of the selection of Ernst & Young LLP as the Company's independent registered public accounting firm for the fiscal year ending June 30, 2009; and

  (e)
  Any other business that may properly come before the Annual Meeting or any postponement or adjournment thereof.

        Only stockholders of record at the close of business on September 24, 2008 are entitled to notice of, and to vote at, the Annual Meeting or any postponement or adjournment thereof. Information concerning the matters to be voted upon at the Annual Meeting is set forth in the enclosed Proxy Statement. We have also enclosed a copy of our Annual Report for fiscal year 2008.

        Whether or not you plan to attend the Annual Meeting and regardless of the number of shares you own, please complete, sign, date and promptly return the enclosed proxy card in the enclosed postage-paid self-addressed envelope.

By Order of the Board of Directors,
/s/ STEPHANIE BOWMAN Stephanie Bowman Secretary

Dallas, Texas
October 9, 2008

TUESDAY MORNING CORPORATION
6250 LBJ Freeway
Dallas, Texas 75240

PROXY STATEMENT
for the
ANNUAL MEETING OF STOCKHOLDERS
Friday, November 14, 2008

        This Proxy Statement is being furnished to stockholders of Tuesday Morning Corporation, a Delaware corporation (the "Company" or "Tuesday Morning"), in connection with the solicitation of proxies by the Board of Directors (the "Board of Directors" or the "Board") of the Company for use at the Annual Meeting of Stockholders (the "Annual Meeting") to be held on November 14, 2008, at 10:00 a.m., local time, at our corporate headquarters located at 6250 LBJ Freeway, Dallas, Texas 75240, and at any and all adjournments or postponements thereof. At the Annual Meeting, our stockholders will act upon the matters outlined in the accompanying Notice of Annual Meeting of Stockholders.

        The proxy materials relating to the Annual Meeting are first being mailed to our stockholders entitled to vote at the Annual Meeting on or about October 9, 2008.

ABOUT THE MEETING

Record Date

        The record date for the Annual Meeting is September 24, 2008 (the "Record Date"). Only holders of record of our common stock, $0.01 par value per share ("Common Stock"), at the close of business on such date are entitled to notice of, and to vote at, the Annual Meeting.

Voting Stock

        Only holders of our Common Stock are entitled to vote at the Annual Meeting. Holders of record of Common Stock are entitled to one vote per share on the matters to be considered at the Annual Meeting. At the close of business on the Record Date, 42,577,320 shares of Common Stock were issued and outstanding and the holders thereof are entitled to vote at the Annual Meeting.

Quorum

        In order for any business to be conducted at the Annual Meeting, the holders of a majority, or 21,288,661 shares of our Common Stock entitled to vote at the Annual Meeting, must be represented at the Annual Meeting, either in person or by properly executed proxy. Proxies received but marked as abstentions and broker non-votes will be included in the calculation of the number of shares considered to be represented at the meeting. If holders of fewer than 21,288,661 shares are present at the Annual Meeting, we will adjourn and reschedule the Annual Meeting until a quorum is present.

Voting

        You cannot vote your shares of Common Stock unless you are present at the Annual Meeting or you have previously given your proxy. You can vote by proxy in one of three convenient ways:

  •
  in writing, by completing, signing, dating and returning the proxy card in the enclosed postage-paid self-addressed envelope;

  •
  by the Internet, by visiting the website shown on the proxy card and following the instructions; or

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  calling the toll-free number shown on the proxy card and following the instructions.

If your shares are held in "street name" in a brokerage account, you may receive different voting instructions from your broker.

Changing Your Vote

        If your shares are held in your name, you may revoke your proxy at any time before it is exercised by:

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  delivering to the Secretary a signed, written revocation letter, dated later than the proxy, at 6250 LBJ Freeway, Dallas, Texas 75240;

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  timely mailing in another duly executed proxy bearing a later date to Mellon Investor Services LLC ("Mellon") at BNY Mellon Shareowner Services, Proxy Processing, P.O. Box 3510, S. Hackensack, New Jersey 07606-9210;

  •
  voting at a later time by the Internet or by telephone, if you previously voted by the Internet or by telephone; or

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  attending the Annual Meeting and casting your vote in person. Your attendance at the Annual Meeting alone will not revoke your proxy.

If your shares are held in "street name" through a broker, you must contact your broker to receive instructions on how to revoke your proxy. In any case, your last properly-received and timely vote will be the vote that is counted.

Voting by Street Name Holders

        If you own shares in "street name" through a broker, the broker, as the record holder of the shares, is required to vote those shares in accordance with your instructions. If you do not give instructions to the broker, the broker will nevertheless be entitled to vote the shares with respect to "discretionary" items but will not be permitted to vote the shares with respect to "non-discretionary" items (in which case, the shares will be treated as "broker non-votes"). You should therefore provide your broker with instructions on how to vote your shares.

Required Vote

        Election of Directors—Directors are elected by a plurality of the votes present in person or by proxy entitled to vote, which means the seven nominees who receive the most votes will be elected to the Board of Directors. Each share may be voted for each of the nominees, but no share may be voted more than once for any particular nominee. A properly executed proxy marked "WITHHOLD AUTHORITY" with respect to the election of one or more directors will not be voted with respect to the director or directors indicated, although it will be counted for purposes of determining whether there is a quorum. The withholding of authority by a stockholder, including broker non-votes, will have no negative effect on the outcome since only a plurality of votes actually cast is required to elect a director.

        Approval of the Tuesday Morning Corporation 2008 Long-Term Equity Incentive Plan—The approval of the Tuesday Morning Corporation 2008 Long-Term Equity Incentive Plan (the "2008 Plan") requires the affirmative vote of a majority of the shares of Common Stock present or represented by proxy and entitled to vote at the Annual Meeting. An abstention will have the same legal effect as a vote against the proposed plan, and each broker non-vote will reduce the absolute number, but not the percentage, of affirmative votes necessary for approval of the plan. The approval of the 2008 Plan is considered a non-discretionary item. Brokers are not permitted to vote on non-discretionary items if they have not received instructions from the beneficial owners of their Common Stock. Therefore, if you hold your

Common Stock in street name with your broker, your broker will not be able to vote in favor of or against the approval of the 2008 Plan without specific instructions from you.

        Approval of the material terms of the performance goals for performance stock and performance unit awards under the 2008 Plan—The approval of the material terms of the performance goals for performance stock and performance unit awards under the 2008 Plan requires the affirmative vote of a majority of the shares of Common Stock present or represented by proxy and entitled to vote at the Annual Meeting. An abstention will have the same legal effect as a vote against the proposed plan, and each broker non-vote will reduce the absolute number, but not the percentage, of affirmative votes necessary for approval of the plan. The approval of the material terms of the performance goals for performance stock and performance unit awards under the 2008 Plan is considered a non-discretionary item. Brokers are not permitted to vote on non-discretionary items if they have not received instructions from the beneficial owners of their Common Stock. Therefore, if you hold your Common Stock in street name with your broker, your broker will not be able to vote in favor of or against the approval of the material terms of the performance goals for performance stock and performance unit awards under the 2008 Plan without specific instructions from you.

Default Voting

        Where stockholders have appropriately specified how their proxies are to be voted, they will be voted accordingly. If a properly executed proxy does not indicate any voting instructions, the shares of Common Stock represented by such proxy will be voted as follows:

  •
  FOR the election of each director nominee;

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  FOR the approval of the 2008 Plan;

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  FOR the approval of the material terms of the performance goals for performance stock and performance unit awards under the 2008 Plan;

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  FOR the ratification of the selection of Ernst & Young LLP as the Company's independent registered public accounting firm for the fiscal year ending June 30, 2009; and

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  at the discretion of the proxy holders on any other matter that may properly come before the Annual Meeting or any postponement or adjournment thereof.

        If the Company proposes to adjourn the meeting, the proxy holders will vote all shares for which they have voting authority in favor of adjournment. The Board of Directors is not aware of any matters other than those stated in the Notice of Annual Meeting of Stockholders and described in the Proxy Statement to be presented for consideration at the Annual Meeting.

Attending the Annual Meeting

        All stockholders as of the Record Date, or their duly appointed proxies, may attend the Annual Meeting. Please note that if you hold your shares in "street name" through a broker, you will need to bring a copy of your proxy card or a brokerage statement reflecting your stock ownership as of the Record Date and check in at the registration desk at the Annual Meeting.

Proxy Solicitation

        The enclosed proxy is solicited by the Board of Directors and the Company will pay the entire cost of solicitation, including the cost of preparing, printing and mailing proxy materials, and the cost of reimbursing brokers for forwarding proxies and proxy statements to the beneficial owners of our common stock. The Company has retained Mellon to assist in the solicitation of proxies for the Annual Meeting. For these services the Company will pay Mellon $7,500 and will reimburse Mellon for its out-of-pocket expenses. Our officers and employees may also solicit proxies by telephone or otherwise, but will not receive additional compensation for these activities. Arrangements may also be made with brokerage houses and other custodians, nominees and fiduciaries for forwarding the proxy materials to the beneficial owners of our common stock. We may also reimburse them for their reasonable out-of-pocket expenses in connection with these services.

Announcement of Voting Results

        We will announce the voting results at the Annual Meeting and will report the results in our Quarterly Report on Form 10-Q for the quarter ending on December 31, 2008. We will file that report with the Securities and Exchange Commission (the "SEC") by mid-February 2009. You may obtain a copy of this Form 10-Q by contacting our Investor Relations office at (972) 387-3562 or the SEC at (800) SEC-0330 or by visiting the SEC's website at www.sec.gov or the "SEC Filings" page of the "Investor Relations" section of our website at www.tuesdaymorning.com. The information on our website is not part of this Proxy Statement.

 PROPOSAL NO. 1
ELECTION OF DIRECTORS

        At the Annual Meeting, the holders of Common Stock as of the Record Date will consider and vote for each of the nominated members of our Board of Directors. The Board of Directors has nominated Bruce A. Quinnell, Benjamin D. Chereskin, William J. Hunckler, III, Kathleen Mason and Robin P. Selati for re-election, and David B. Green and Starlette Johnson for election, as directors of the Company. Henry F. Frigon has not been nominated for re-election to the Board of Directors. The seven nominees are currently serving as our directors, and if they are elected, the nominees will continue to serve until their terms expire at the next Annual Meeting of Stockholders, or until their earlier death, resignation or removal. Should any nominee become unable or unwilling to accept nomination or election, the Board of Directors may designate a substitute nominee or reduce the number of directors accordingly. The proxy holders will vote for any substitute nominee designated by the Board. Each of the nominees has indicated his or her willingness to serve the full term.

        The following is biographical information about each of the nominees to the Board of Directors:

        Bruce Quinnell, age 59, has served as a director of Tuesday Morning since December 2006. In May 2007, he was appointed Chairman of the Board. Mr. Quinnell has been a business consultant since leaving Borders Group, Inc. where he served as Vice Chairman from April 1999 to February 2002 and President and Chief Operating Officer from January 1997 to April 1999. Prior to that time, he served as President and Chief Operating Officer of Walden Book Company, Executive Vice President and Chief Administrative Officer of Pace Membership Warehouse, a membership-only retail store chain, and Vice President and Chief Financial Officer of Dollar General Corporation, a discount retail store chain. Mr. Quinnell serves as the Chairman of the Board of Hot Topic, Inc., a specialty retailer of music-related apparel and accessories, and of Zoom Systems, Inc., a software development company, and serves as a member of the board of directors of Reading is Fundamental, a non-profit children's literacy organization, and Cyber Medical Services (dba TelaDoc), a telephone-based medical services organization.

        Benjamin Chereskin, age 49, has served as a director of Tuesday Morning since December 1997 and served as Chairman of the Board from June 2000 until May 2007. Mr. Chereskin is a Managing Director of Madison Dearborn Partners, LLC, a private equity investment firm, which he co-founded in 1993. Prior to 1993, Mr. Chereskin was with First Chicago Venture Capital, a private equity investment firm, for nine years. Mr. Chereskin currently serves on the board of directors of Cinemark, Inc.

        William Hunckler, III, age 55, has served as a director of Tuesday Morning since December 1997. Mr. Hunckler has been a private investor since January 2004. Mr. Hunckler was a co-founder in 1993 of Madison Dearborn Partners, LLC, a private equity investment firm, and served as a Managing Director until December 2003. Prior to 1993, Mr. Hunckler was with First Chicago Venture Capital, a private equity investment firm, for 13 years. Mr. Hunckler serves as a Trustee of the University of Chicago Medical Center and the Kravis Leadership Institute at Claremont McKenna College.

        Kathleen Mason, age 59, was appointed President and Chief Executive Officer and appointed to the Board of Directors in July 2000. During 1999, Ms. Mason served as President of Filene's Basement, a department store chain. From 1997 to 1999, she was the President of Homegoods, an off-price home fashion store and a subsidiary of TJX Companies, and from 1987 to 1996, she was the Chairman and Chief Executive Officer of Cherry & Webb, a women's specialty store. Ms. Mason also serves on the board of directors of Office Depot, Inc. and Genesco, Inc., a wholesale and retail marketer of footwear, headwear and accessories.

        Robin Selati, age 42, has served as a director of Tuesday Morning since December 1997. Mr. Selati is a Managing Director of Madison Dearborn Partners, LLC, a private equity investment firm, and has been with that firm since 1993. His prior experience was with Alex Brown & Sons Incorporated, an investment bank, as a Financial Analyst in the consumer/retailing investment banking group. Mr. Selati currently serves on the board of directors of Carrols Restaurant Group, Inc., a quick-service restaurant operator, Pierre Holding Corp., a food-processing company, Ruth's Chris Steak House, Inc. and The Yankee Candle Company, Inc.

        David B. Green, age 63, has served as a director of Tuesday Morning since January 2008. Mr. Green has been a marketing consultant since leaving McDonald's Corporation where he served as Senior Vice President and Senior Marketing Officer—Global Marketing from 1998 to 2002. Mr. Green held key marketing executive positions over a 30 year career with McDonald's Corporation beginning in 1972.

        Starlette Johnson, age 45, has served as a director of Tuesday Morning since May 2008. Ms. Johnson has served as President, Chief Operating Officer, and Director of Dave and Busters, Inc., a restaurant and entertainment company, since April 2007. From June 2006 until April 2007, Ms. Johnson served as Senior Vice President and Chief Strategic Officer of Dave and Busters. From 2004 to June 2006, she was an independent consultant to restaurant, retail, and retail services companies. Prior to 2004, Ms. Johnson served in various capacities with Brinker International, Inc., a casual-dining restaurant company, including most recently serving as its Executive Vice President and Chief Strategic Officer.

        The following is the biographical information about a director who currently serves as a director but has chosen not to stand for re-election to the Board of Directors to serve as a director in fiscal 2009:

        Henry F. Frigon, age 73, has served as a director of Tuesday Morning since December 1999. Mr. Frigon has chosen not to stand for re-election at the Annual Meeting and, accordingly, his term as a director will expire at the Annual Meeting. He has been a private investor and business consultant since retiring from Hallmark, Inc., a specialty retailer, in December 1994, where he served as Executive Vice President and Chief Financial Officer. Prior to joining Hallmark, Mr. Frigon served as President and Chief Executive Officer of BATUS, Inc., a retail holding company. Mr. Frigon currently serves on the board of directors of Packaging Corporation of America, a containerboard and corrugated packaging manufacturer.

        The Board of Directors recommends that you vote FOR the election of each of the Board nominees.

 PROPOSAL NO. 2
APPROVAL OF TUESDAY MORNING CORPORATION
2008 LONG-TERM EQUITY INCENTIVE PLAN

Proposal

        In September 2008, the Board of Directors adopted and recommended that the stockholders approve the Tuesday Morning Corporation 2008 Long-Term Equity Incentive Plan (the "2008 Plan"). The Board has determined that, in order to give the Company the ability to attract and retain executive officers and key employee talent, and to obtain the services of other key individuals who perform services for the Company and its subsidiaries (collectively, the "Consultants"), necessary for the Company's continued growth and success, the 2008 Plan should be approved. The 2008 Plan will be in addition to the Tuesday Morning Corporation 2004 Long-Term Equity Incentive Plan, as amended (the "2004 Plan"). If the 2008 Plan is approved by the stockholders of the Company, it will become effective on the day it is approved by the Company's stockholders. The Company may continue to make grants under the 2004 Plan, however only approximately 104,311 shares remain available for the grant of additional equity awards under the 2004 Plan. Outstanding awards under the 2004 Plan and the

Tuesday Morning 1997 Long-Term Equity Incentive Plan (the "1997 Plan") will continue in effect in accordance with their terms.

        A complete copy of the 2008 Plan is attached as Annex A. A summary description of the material features of the 2008 Plan is provided below. The statements made in this Proxy Statement regarding the 2008 Plan should be read in conjunction with and are qualified in their entirety by reference to the terms and provisions of the 2008 Plan.

Reasons For the 2008 Plan

        The Board believes that equity compensation is the most effective means of creating a long-term link between performance and the compensation provided to directors, executives, key employees and Consultants. As of the date of this Proxy Statement, only 104,311 shares, out of an original 2,000,000 shares, remain eligible for the grant of equity awards under the 2004 Plan. As many of our directors, executive and other key employees hold options to purchase our shares of Common Stock at an exercise price that is well-above the recent market price of our Common Stock, the ability to provide these persons with additional equity incentive awards is crucial to retaining these persons. Equity grants are an important element in attracting and retaining talented individuals to serve as our directors, executives and key employees. Given the intense competition in the market for talented individuals, the Company's ability to offer competitive compensation packages, including those with equity-based incentives, is particularly important. It is the Company's practice to grant awards to executives and key employees as they are hired and to eligible employees as they are promoted within the Company. If the 2008 Plan is not approved by the Company's stockholders, the Board believes that the Company would not be able to offer the types of incentive awards to its officers, employees and directors to further the Company's compensation objectives described in the section of this Proxy Statement entitled "Executive Compensation—Compensation Discussion and Analysis." The Board further believes that the periodic grant of time-vested and performance-based equity awards provides an incentive that focuses the executives' attention on managing the business from the perspective of owners with an equity stake in the Company. If the 2008 Plan is approved, the Compensation Committee and Ms. Mason, through a delegation of authority by the Compensation Committee authorized under the 2008 Plan, would both be authorized to grant certain equity awards under the 2008 Plan.

Description of the Features of the 2008 Plan

        The description of the 2008 Plan set forth below is only a summary of the principal features of the 2008 Plan as proposed. This summary, however, does not purport to be a complete description of all of the provisions of the 2008 Plan. The summary is qualified in its entirety by reference to the 2008 Plan, a copy of which is attached to this Proxy Statement as Annex A.

Purpose

        The purpose of the 2008 Plan is to promote the long-term growth and profitability of the Company by providing directors, officers, and key employees of, and Consultants to, the Company and its subsidiaries with incentives to maximize stockholder value and otherwise contribute to the success of the Company and enabling the Company to attract, retain and reward the best available persons for positions of substantial responsibility. Grants of incentive stock options ("Incentive Stock Options") intended to satisfy the requirements of section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), nonqualified stock options which are not intended to satisfy the requirements of section 422 of the Code ("Nonqualified Stock Options"), stock appreciation rights ("SARs"), either alone or in tandem with options, restricted stock awards ("Restricted Stock Awards"), restricted stock units ("RSUs"), performance stock awards, performance unit awards and other stock-based awards, or any combination of the foregoing (collectively, "Awards") may be made under the 2008 Plan.

Term

        The 2008 Plan will become effective on the date the 2008 Plan is approved by the stockholders of the Company (the "Effective Date"). No Awards may be granted under the 2008 Plan on or after the tenth anniversary of the Effective Date, unless the 2008 Plan is subsequently amended, with the approval of stockholders, to extend the termination date.

Administration

        The 2008 Plan is to be administered by the Compensation Committee (or a subcommittee thereof comprised of at least two of its members) or, in the absence thereof or in the case of the non-employee directors of the Company, the Board, shall administer the 2008 Plan (the "Plan Committee"). In addition, to the extent permitted by Delaware law, Ms. Mason shall be deemed to be the "Plan Committee" with respect to Awards granted by her under the 2008 Plan.

        In administering the 2008 Plan, the Plan Committee shall have the full power to:

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  determine the persons to whom and the time or times at which Awards will be made;

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  determine the number of shares of Common Stock covered by each Award, subject to the terms and provisions of the 2008 Plan;

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  determine the terms, provisions and conditions of each Award, which need not be identical and need not match the default terms set forth in the 2008 Plan;

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  accelerate the time at which any outstanding Award will vest;

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  prescribe, amend and rescind rules and regulations relating to administration of the 2008 Plan; and

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  make all other determinations and take all other actions deemed necessary, appropriate or advisable for the proper administration of the 2008 Plan.

        All determinations and decisions made by the Plan Committee will be final, conclusive and binding on all persons unless otherwise limited by the 2008 Plan, Rule 16b-3 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or the Code.

Shares Available for the Plan

        There are 2,500,000 shares of our Common Stock reserved for issuance under the 2008 Plan. If Awards granted under the 2008 Plan expire or otherwise terminate without being exercised, the shares of our Common Stock not acquired or issued pursuant to such Awards again become available for issuance under the 2008 Plan. If Awards granted under the 2008 Plan are settled in cash in lieu of shares of our Common Stock or any Award is surrendered, the shares of our Common Stock allocable to the unexercised portion of that Award may again be subject to an Award granted under the 2008 Plan. If shares of our Common Stock are withheld from payment of an Award to satisfy tax obligations with respect to the Award, such shares of Common Stock will count against the aggregate number of shares of our Common Stock with respect to which Awards may be granted under the 2008 Plan. When a SAR is settled in shares of our Common Stock, the number of shares of our Common Stock subject to the SAR will be counted against the aggregate number of shares of our Common Stock with respect to which Awards may be granted under the 2008 Plan as one share for every share subject to the SAR, regardless of the number of shares used to settle the SAR upon exercise.

        The aggregate number of shares of our Common Stock with respect to which full value awards (i.e. Awards of stock under the 2008 Plan which are not options or SARs) may be granted are limited to 2,500,000 in each case. The aggregate number of shares of our Common Stock with respect to which Incentive Stock Options may be granted is 2,500,000. The maximum number of shares of our Common

Stock with respect to which Incentive Stock Options may be granted to an employee of the Company during a fiscal year is 1,000,000. The maximum number of shares of our Common Stock with respect to each of Nonqualified Stock Options and SARs which may be granted to an employee or non-employee director of the Company or Consultants during a fiscal year is 1,000,000. The maximum number of shares of our Common Stock with respect to each of performance stock awards and performance unit awards paid in shares of our Common Stock which may be granted to an employee or non-employee director of the Company or Consultants during a fiscal year is 1,000,000. The maximum aggregate amount with respect to which performance unit awards paid in cash may be awarded or credited to an employee or non-employee director of the Company or Consultants during a fiscal year may not exceed in value $5,000,000 determined as of the date of the grant. Such limitations are subject to adjustment in accordance with the 2008 Plan.

Participation

        Participation is limited to directors (including non-employee directors), officers, and key employees of and Consultants performing services for, the Company and its subsidiaries as selected by the Plan Committee (each, an "Eligible Person"). The Company currently has seven non-employee directors, five executive officers and approximately 70 other key employees who are eligible to participate in the 2008 Plan. The Company is unable to determine the number of Consultants who may become eligible to participate in the 2008 Plan but historically, the Company has not granted equity awards to any such persons.

Fair Market Value

        Under the 2008 Plan, the fair market value of the Common Stock as of any particular date means the closing sale price of the Common Stock if it is traded on a stock exchange as reported on the principal securities exchange on which it is traded. If, in the discretion of the Plan Committee, another means of determining the fair market value of the Common Stock is necessary or advisable, the Plan Committee may provide for another method for determining such fair market value, which method will comply with the requirements of a reasonable valuation method as described under section 409A of the Code.

Awards

         Stock Options.    The Plan Committee may grant options to purchase shares of Common Stock to qualifying Eligible Persons including (a) Incentive Stock Options (only to officers and key employees of the Company or its subsidiaries) and (b) Nonqualified Stock Options (collectively, with the Incentive Stock Options, referred to as "Options"). Options may be exercised as the Plan Committee determines, but not later than ten years from the date of grant or, in the case of an Incentive Stock Option granted to an employee who at the time of the grant owns more than 10% of the total combined voting power of all classes of stock of the Company or any of its subsidiaries, if required by the Code, not later than five years from the date it is granted. The exercise price of each Option granted under the 2008 Plan will be stated in the Option agreement and may vary. However, the exercise price of an Option may not be less than 100% of the fair market value of a share of Common Stock on the date of grant, and in the case of the grant of an Incentive Stock Option to an employee who, at the time of the grant, owns more than 10% of the total combined voting power of all classes of stock of the Company or any of its subsidiaries, the exercise price may not be less than 110% of the fair market value of a share of Common Stock as of the date of grant of the option. Any Incentive Stock Option which fails to comply with section 422 of the Code for any reason will be reclassified as a Nonqualified Stock Option if it meets the requirements for a Nonqualified Stock Option.

        To the extent that the aggregate fair market value of Common Stock with respect to which Incentive Stock Options first become exercisable by a holder of such Award in any calendar year exceeds $100,000, taking into account both shares of Common Stock subject to Incentive Stock Options under the 2008 Plan and Common Stock subject to Incentive Stock Options under all other plans of the Company, such options will be treated as Nonqualified Stock Options. In reducing the number of Options treated as Incentive Stock Options to meet the $100,000 limit, the most recently granted options will be reduced first. To the extent a reduction of simultaneously granted Options is necessary to meet the $100,000 limit, the Plan Committee may designate which shares of Common Stock are to be treated as shares acquired pursuant to the exercise of an Incentive Stock Option.

        Options may be exercised, in whole or in part, upon payment of the exercise price of the shares of Common Stock to be acquired. Unless otherwise determined by the Plan Committee, payment for the exercise price of an Option must be made in cash and/or shares of Common Stock (by delivering outstanding shares, simultaneously selling shares or withholding shares upon exercise).

        Unless a shorter term is specified in an Option agreement or with respect to an Incentive Stock Option described above, an Option will expire on the tenth anniversary of the date the Option is granted. Subject to the terms of the 2008 Plan, the Plan Committee is authorized to determine the time at which the Option will terminate after termination of the Eligible Person's employment or service to the Company and its subsidiaries.

        The Plan Committee is to specify in the Option agreement the time and manner in which each Option may be exercised. The Plan Committee may accelerate the time in which any outstanding Option may be exercised. However, in no event may any Option be exercisable on or after the tenth anniversary of the date of the grant of the option.

         Stock Appreciation Rights.    The 2008 Plan authorizes the Plan Committee to issue SARS to Eligible Persons, which may be freestanding SARs, tandem SARs or any combination of these forms of SARs.

        A SAR is the right to receive, on exercise of the SAR, an amount equal to the excess of the fair market value of one share of Common Stock on the date of exercise over the grant price of the SAR is determined by the Plan Committee. The grant price of a SAR is not to be less than 100 percent of the fair market value of one share of Common Stock on the date of grant of the SAR. A SAR may not be granted with any dividend equivalent rights.

        The exercise of an Option granted in tandem with a SAR will result in an immediate forfeiture of any related SAR to the extent the Option is exercised, and the exercise of a SAR will cause an immediate forfeiture of any related Option to the extent the SAR is exercised. The surrendered Option or portion thereof will then cease to be exercisable. Such SAR is exercisable or transferable only to the extent that the related Option is exercisable or transferable. SARs granted independently of an Option will be exercisable or settled as the Plan Committee determines. The term of a SAR will be for a period determined by the Plan Committee but will not exceed ten years. SARs may be paid in cash or the Company's Common Stock or a combination thereof, as the Plan Committee provides in the award agreement governing the SAR.

        A SAR granted in tandem with Options will expire at the same time as any related Option expires and will be transferable only when, and under the same conditions as, any related Option is transferable.

        The Plan Committee may impose such conditions and/or restrictions on any shares of Common Stock received upon exercise of a SAR granted pursuant to the 2008 Plan as it may deem advisable or desirable. These restrictions may include a requirement that the holder of such Award hold the shares of Common Stock received upon exercise of a SAR for a specified period of time.

         Restricted Stock.    Under the 2008 Plan, the Plan Committee may award restricted shares of Common Stock to Eligible Persons. The amount of, the vesting and the transferability restrictions applicable to any Restricted Stock Award will be determined by the Plan Committee.

        A Restricted Stock Award is a grant of shares of Common Stock subject to risk of forfeiture, restrictions on transferability and any other restrictions imposed by the Plan Committee at its discretion. Each Restricted Stock Award grant will specify the applicable restrictions and the duration of such restrictions, and when such restrictions will lapse. Unless otherwise determined by the Plan Committee, certificates representing shares granted pursuant to Restricted Stock Awards will be held by the Company during the applicable restriction period and will bear an appropriate legend specifying the restrictions.

        Dividends paid with respect to restricted stock in cash or property other than shares of Common Stock or rights to acquire shares of Common Stock shall be paid to the recipient of the Restricted Stock Award currently. Dividends paid in shares of Common Stock or rights to acquire shares of Common Stock will be added to and become a part of the restricted stock.

         Restricted Stock Unit Awards.    The 2008 Plan authorizes the Plan Committee to grant RSUs to Eligible Persons. The amount of, the vesting and the transferability restrictions applicable to any RSU award shall be determined by the Plan Committee. The Plan Committee will maintain a bookkeeping ledger account which reflects the number of RSUs credited under the 2008 Plan for the benefit of each holder of a RSU award.

        A RSU is similar in nature to restricted stock except that no shares of the Company's Common Stock are actually transferred to the holder of such award until a later date specified in the applicable award agreement. Each RSU shall have a value equal to the fair market value of a share of the Company's Common Stock.

        An award agreement for a RSU may specify that the holder of such award shall be entitled to the payment of dividend equivalents under the award.

        Payment under a RSU award may be made in either cash or shares of Common Stock as specified in the applicable award agreement. Payment under a RSU award shall be made at such time as is specified in the applicable award agreement. The award agreement will specify that the payment will be made (a) by a date that is no later than the date that is two and one-half months after the end of the fiscal year in which the RSU award is no longer subject to a substantial risk of forfeiture (as defined in section 409A of the Code and Department of Treasury rules and regulations issued thereunder) or (b) at a time that is permissible under section 409A of the Code and Department of Treasury rules and regulations issued thereunder.

         Performance Awards.    Under the 2008 Plan, the Plan Committee may grant performance stock and performance unit awards to Eligible Persons.

        The amount of, the vesting, and the transferability restrictions applicable to any performance stock or performance unit award will be based upon the attainment of such performance goals as the Plan Committee may determine. A performance goal for a particular performance stock or performance unit award must be established by the Plan Committee prior to the earlier to occur of (a) 90 days after the commencement of the period of service to which the performance goal relates or (b) the lapse of 25 percent of the period of service, and in any event while the outcome is substantially uncertain. A performance goal must be objective such that a third party having knowledge of the relevant facts could determine whether the goal is met and may be based on one or more of the following business criteria: earnings per share, earnings per share growth, total shareholder return, economic value added, cash return on capitalization, increased revenue, revenue ratios (per employee or per customer), net income, stock price, market share, return on equity, return on assets, return on capital, return on capital compared to cost of capital, return on capital employed, return on invested capital, shareholder value, net cash flow, operating income, earnings before interest, taxes and depreciation, cash flow, cash flow from operations, cost reductions, cost ratios (per employee or per customer), expense control, proceeds from dispositions, project completion time and budget goals, net cash flow before financing activities, customer growth, total market value, dividend payout, dividend growth. Goals may also be based on performance relative to a peer group of companies. Unless otherwise stated, such a performance goal need not be based upon an increase or positive result under a particular business criterion and could include, for example, maintaining the status quo or limiting economic losses (measured, in each case, by reference to specific business criteria). Prior to the payment of any compensation based on the achievement of performance goals, the Plan Committee must certify in writing that applicable performance goals and any of the material terms thereof were, in fact, satisfied.

        Subject to the terms and conditions of the 2008 Plan, each holder of performance stock award or a performance unit award payable in shares of Common Stock will have all the rights of a stockholder with respect to the shares of stock issued to such holder pursuant to the Award during any period in which such issued shares of Common Stock are subject to forfeiture and restrictions on transfer, including the right to vote such shares of stock. An award agreement for a performance unit award may specify that the holder of such Award will be entitled to the payment of dividend equivalents under the award.

        Payment under a performance unit award will be made at such time as is specified in the applicable award agreement. The award agreement is to specify that the payment will be made (a) by a date that is no later than the date that is two and one-half months after the end of the fiscal year in which the performance unit award is no longer subject to a substantial risk of forfeiture (as defined in section 409A of the Code and Department of Treasury rules and regulations issued thereunder) or (b) at a time that is permissible under section 409A of the Code and Department of Treasury rules and regulations issued thereunder.

        It is intended that the 2008 Plan will conform with the standards of section 162(m) of the Code and applicable Treasury Regulations. Neither the Plan Committee nor the Board may increase the amount of compensation payable under a performance stock award or performance unit award. If the time at which any performance stock award or performance unit award will vest is accelerated, the number of shares of Common Stock subject to, or the amount payable under, such award will be reduced pursuant to applicable Treasury Regulations to reasonably reflect the time value of money.

        No payments of stock or cash will be made pursuant to a performance stock award or performance unit award unless the stockholder approval requirements of Department of Treasury Regulation § 1.162-27(e)(4) are satisfied. The Company's stockholders are being asked to approve the material terms of the performance goals for performance stock and performance stock units under the 2008 Plan. See Proposal No. 3 in this Proxy Statement.

         Other Stock-Based Awards.    The 2008 Plan authorizes the Plan Committee to grant other types of equity-based or equity-related awards not otherwise described by the terms and provision of the 2008 Plan, including the grant or offer for sale of unrestricted shares of Common Stock, as the Plan Committee determines. Such awards may involve the transfer of actual shares of Common Stock to holders thereof, or payment in cash or otherwise of amounts based on the value of shares of Common Stock and may include, without limitation, awards designed to comply with or take advantage of the applicable local laws of jurisdictions other than the United States.

        The value of the Award will be specified by the Plan Committee in terms of shares of Common Stock or units based on shares of Common Stock for other stock-based awards. If the Plan Committee establishes performance goals, the number and/or value of other stock-based awards that will be paid to the holder of the Award will depend on the extent to which the performance goals are met.

        The Plan Committee, in its sole discretion, will determine the extent to which the holder of an Award will have the right to continue to hold other stock-based awards following termination of such holder's employment with the Company or its subsidiaries, or in the case of a non-employee director or Consultant, the termination of service. Such provisions need not be uniform among all other stock-based awards issued pursuant to the 2008 Plan.

Substitution Awards

        Awards may be granted under the 2008 Plan in substitution for awards held by employees of other companies who are about to become employees of the Company or any of its subsidiaries as a result of a merger or consolidation of the employing company with the Company, or the acquisition by the Company of substantially all of the assets of another company or the acquisition by the Company of at least 50% of the issued and outstanding stock of another company as the result of which it becomes an affiliate of the Company. The terms and conditions of the substitute Awards granted may vary from the terms and conditions set out in the 2008 Plan to the extent the Board, at the time of grant, may deem appropriate to conform, in whole or in part, to the provisions of the options and stock awards in substitution for which they are granted, but with respect to options that are incentive stock options, no such variation shall be such as to affect the status of any such substitute option as an "incentive stock option" under section 422 of the Code.

Forfeiture

        If the Plan Committee finds that a holder of an Award granted under the 2008 Plan, (a) committed fraud, embezzlement, theft, felony or an act of dishonesty in the course of his employment by or affiliation with the Company which conduct damaged the Company, (b) disclosed trade secrets of the Company, or (c) violated the terms of any non-competition, non-disclosure or similar agreement with respect to the Company to which the holder of such award is a party, then some or all Awards awarded to such holder, and all net proceeds realized with respect to any such Awards, will be forfeited to the Company as determined by the Plan Committee. The Plan Committee may specify in an award agreement that the rights, payments, and benefits of a holder of an Award granted under the 2008 Plan with respect to such Award will be subject to reduction, cancellation, forfeiture, or recoupment upon the occurrence of certain specified events, in addition to any otherwise applicable vesting or performance conditions of an Award.

Change in Capital Structure

        The existence of outstanding Awards will not affect the right of the Company or its stockholders to make or authorize any or all adjustments in the Company's capital structure or its business, any merger or consolidation of the Company, any issue of bonds, debentures, preferred or prior preference shares ahead of or affecting Common Stock or stock rights, the dissolution or liquidation of the Company, any sale or transfer of all or any part of its assets or business. The issuance by the Company of stock or securities convertible into, or exchangeable for, stock will not affect, and no adjustment by reason of such issuance will be made with respect to, the number, class or series, or price of shares of Common Stock then subject to outstanding Awards.

        If the Company effects a capital readjustment or any increase or reduction of the number of shares of Common Stock outstanding, then (1) the number, class or series and per share price of Common Stock subject to outstanding Awards under the 2008 Plan will be appropriately adjusted (subject to the restriction discussed below under the heading "Award Agreements" regarding repricing), and (2) the number and class or series of Common Stock then reserved to be issued under the 2008 Plan will be adjusted.

        If while unexercised Awards remain outstanding under the 2008 Plan (1) the Company is not be the surviving entity in any merger, consolidation or other reorganization, (2) the Company sells all or substantially all of its assets to any other person, (3) the Company is to be dissolved or (4) the Company is a party to any other corporate transaction (as defined under section 424(a) of the Code and applicable Treasury Regulations) that is not described in clauses (1), (2) or (3) of this sentence (each such event is referred to herein as a "Corporate Change"), then, except as otherwise provided in the 2008 Plan or an award agreement, or as described below, there will be no acceleration of any Award then outstanding, and no later than ten days after the approval by the stockholders of the Company of such Corporate Change, the Plan Committee is to effect one or more of the following alternatives:

        (1)   accelerate the time at which the Awards may be exercised, after which time all such Awards that remain unexercised and all rights of holders of Awards thereunder terminate;

        (2)   require the mandatory surrender to the Company of Awards in which event the Plan Committee will cancel such Awards and the Company will pay a cash amount of each such holder;

        (3)   have some or all of the Awards assumed or have new Awards of a similar nature substituted therefor;

        (4)   provide that the number and class or series of Common Stock covered by an Award be adjusted so that such Award covers the number and class or series of Common Stock or other securities or property to which the holder of such Award would have been entitled pursuant to the terms of the agreement relating to such Corporate Change; or

        (5)   make such adjustments to Awards then outstanding as the Plan Committee deems appropriate to reflect such Corporate Change.

        If the Plan Committee chooses to effect one or more of the alternatives set out in paragraphs (3), (4) or (5) above, it may, accelerate the time at which some or all Awards then outstanding may be exercised.

        After a merger of one or more corporations into the Company or after a consolidation of the Company and one or more corporations in which the Company is the surviving corporation, each holder of an Award granted under the 2008 Plan will be entitled to have his or her restricted stock appropriately adjusted based on the manner in which the shares of Common Stock were adjusted under the terms of the agreement of merger or consolidation.

Award Agreements

        Each Award is to be embodied in a written award agreement that will be subject to the terms and conditions of the 2008 Plan. The award agreement may specify the effect of a Corporate Change on the Award. The award agreement may contain any other provisions that the Plan Committee deems advisable which are not inconsistent with the 2008 Plan. The terms of any outstanding Award granted under the 2008 Plan may be amended by the Plan Committee; however, no such amendment may adversely affect in a material manner any right of a holder of an Award granted under the 2008 Plan without his or her written consent. Except as described above in the third paragraph under "Change in Capital Structure", the Plan Committee may not directly or indirectly lower the exercise price of a previously granted option or the grant price of a previously granted SAR.

Restrictions on Stock Received

        The Plan Committee may impose such conditions and/or restrictions on any shares of Common Stock issued pursuant to an Award as it may deem advisable or desirable. These restrictions may include a requirement that the holder of an Award granted under the 2008 Plan hold the shares of Common Stock for a specified period of time.

Change in Control; Termination

        Under the 2008 Plan, in the event of an occurrence of a Change in Control of the Company all then outstanding Options, SARs, and Restricted Stock Awards granted under the 2008 Plan (other than Restricted Stock Awards that are transferred or vest contingent upon the achievement of performance goals) will become fully vested, and exercisable and all substantial risk of forfeiture restrictions applicable thereto shall lapse. The effect, if any, of a Change in Control of the Company upon any other Award granted under the 2008 Plan will be determined in accordance with the terms of the applicable award agreement issued by the Plan Committee that are applicable to the Award.

        For purposes of the 2008 Plan, a "Change in Control" means the occurrence of one of the following events:

        (a)   if any "person" or "group" other than an exempt person, is or becomes the "beneficial owner" (as such terms are defined in the Exchange Act and the rules thereunder), of securities of the Company representing 50% or more of the combined voting power of the Company's then outstanding securities; or

        (b)   the stockholders of the Company approve a merger or consolidation of the Company with any other corporation, other than a merger or consolidation where the Company is the surviving entity or which do not affect the Company's corporate existence;

        (c)   the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all the Company's assets, other than a sale to an exempt person; or

        (d)   the individuals who are the incumbent directors (as determined under the 2008 Plan) cease for any reason to constitute a majority of the members of the Board.

        An "exempt person" for this purpose is (1) Madison Dearborn Capital Partners II, L.P., (2) any person, entity or group controlling, controlled by or under common control with the entity named in clause (1), or (3) any employee benefit plan of the Company or a trustee or other administrator or fiduciary holding securities under an employee benefit plan of the Company.

Tax Withholding

        Unless otherwise determined by the Plan Committee, a participant's tax withholding with respect to an Award may be satisfied by withholding from any payment related to an Award or by the withholding of shares of Common Stock issuable pursuant to the Award based on the fair market value of the shares.

Non-Transferability

        Except as specified in the applicable award agreement or in a domestic relations court order, an Award granted under the 2008 Plan will not be transferable other than by will or under the laws of descent and distribution, and will be exercisable, during such holder's lifetime, only by him or her. Any attempted assignment of an Award in violation of the 2008 Plan will be null and void. Unless otherwise provided in the applicable option agreement, no Incentive Stock Option or Non-Qualified Stock Option granted under the 2008 Plan may be transferred other than by will or by the laws of descent and distribution. Further, all Incentive Stock Options granted to an employee under the 2008 Plan will be exercisable during such employee's lifetime only by the employee and, after that time, by the employee's heirs and estate.

Termination and Modification of the 2008 Plan

        The Board of Directors, without approval of the stockholders, may modify or terminate the 2008 Plan at any time. However, no termination, amendment, suspension, or modification of the 2008 Plan is to adversely affect in any material way any Award previously granted under the 2008 Plan, without the written consent of the holder holding such Award.

Compliance with Section 409A

        Awards will be designed, granted and administered in such a manner that they are either exempt from the application of, or comply with, the requirements of section 409A of the Code and Department of Treasury rules and regulations issued thereunder. In addition, Awards may be amended to comply with Section 409A without the consent of the holder of the Award.

U.S. Federal Income Tax Consequences of Awards Granted Under the 2008 Plan

        The following is a general description of the U.S. federal income tax consequences generally applicable to the Company and a recipient of an Incentive Stock Option, a Nonqualified Stock Option, a SAR, a Restricted Stock Award, a RSU award, a performance award or an other stock-based award granted under the 2008 Plan.

         Incentive Stock Options.    When the Plan Committee grants an employee an Incentive Stock Option to purchase shares of Common Stock under the 2008 Plan, the employee will not be required to recognize any U.S. federal taxable income as a result of the grant or as a result of the employee's exercise of the Incentive Stock Option; however, the difference between the exercise price and the fair market value of the shares of Common Stock at the time of exercise is an item of tax preference that may require payment of an alternative minimum tax. On the sale of the shares acquired through exercise of an Incentive Stock Option (assuming such sale does not occur within two years of the date of grant of the option or within one year from the date of exercise), any gain (or loss) will be taxed as long term capital gain (or loss) and the Company will not be entitled to any deduction in connection with the sale (or the grant or exercise) of the Incentive Stock Option. With respect to a sale of shares that occurs after the later of two years from the date of grant and one year from the date of exercise, the tax basis of the shares for the purpose of a subsequent sale includes the option price paid for the shares.

        However, if the employee sells the shares acquired upon exercise of an Incentive Stock Option before the later of (i) two years from the date of grant and (ii) one year from the date of exercise, the employee will be treated as having received, at the time of sale, compensation taxable as ordinary income, and the Company will be entitled to a corresponding deduction, subject to the compensation deduction limitation (described below). The amount treated as compensation income is the excess of the fair market value of the shares at the time of exercise over the exercise price, and any amount realized in excess of the fair market value of the shares at the time of exercise would be treated as long or short term capital gain, depending on how long such shares were held. With respect to a sale of shares that occurs before the later of two years from the date of grant and one year from the date of exercise, the tax basis of the shares for the purpose of a subsequent sale includes the option price paid for the shares and the compensation income reported at the time of sale of the shares.

         Nonqualified Stock Options.    When the Plan Committee grants a Nonqualified Stock Option to purchase shares of Common Stock under the 2008 Plan, the recipient will not be required to recognize any U.S. federal taxable income as a result of the grant. However, the recipient will be required to recognize ordinary income on the date the recipient exercises the Nonqualified Stock Option. Generally, the measure of the income will be equal to the difference between the fair market value of the shares of Common Stock acquired on the date the shares are acquired and the option price. The tax basis of the shares acquired on exercise of the Nonqualified Stock Option for the purpose of a subsequent sale includes the option price paid and the ordinary income reported on exercise of the

Nonqualified Stock Option. The income reportable on exercise of the Nonqualified Stock Option by an employee is subject to federal tax withholding. Generally, the Company will be entitled to a deduction in the amount reportable as income by the recipient on the exercise of a Nonqualified Stock Option.

         Stock Appreciation Rights.    The grant of a SAR under the 2008 Plan generally will not result in the recognition of any U.S. federal taxable income by the recipient or a deduction for the Company, at the time of grant. However, the recipient will be required to recognize ordinary income on the date the recipient exercises the SAR. Generally, the measure of the income will be equal to the amount realized on exercise of the SAR. The income reportable on exercise of the SAR by an employee is subject to federal tax withholding. Generally, the Company will be entitled to a deduction in the amount reportable as income by the recipient on the exercise of a SAR.

         Restricted Stock Awards.    The grant of a Restricted Stock Award under the 2008 Plan generally will not result in the recognition of any U.S. federal taxable income by the recipient or a deduction for the Company, at the time of grant unless the recipient timely makes an election under section 83(b) of the Code. Upon the expiration of the forfeiture restrictions applicable to the Restricted Stock Award (i.e., as the shares become vested), the recipient will recognize ordinary income in an amount equal to the excess of the fair market value of those shares at that time over the amount (if any) the recipient paid for the shares. The income realized by an employee is subject to federal tax withholding. The Company will be entitled to a deduction in the amount and at the time the recipient recognizes income. With respect to any restricted shares that are not vested (i.e., the forfeiture restrictions have not yet lapsed), any dividends paid on account of such shares will be treated as compensation income to the recipient and the Company will be entitled to a corresponding deduction. With respect to any restricted shares that are vested (i.e., the forfeiture restrictions have lapsed), the recipient will be taxed on any dividends on such shares as the dividends are paid to the recipient and the Company will not be entitled to deductions with respect to the dividends.

         Restricted Stock Unit Awards.    The grant of a RSU award under the 2008 Plan generally will not result in the recognition of any U.S. federal taxable income by the recipient or a deduction for the Company at the time of grant. At the time a RSU award vests the recipient will recognize ordinary income and the Company will be entitled to a corresponding deduction. Generally, the measure of the income and deduction will be the fair market value of the Company's Common Stock at the time the RSU is settled.

         Performance Stock and Performance Unit Awards.    Performance stock awards granted under the 2008 Plan generally have the same tax consequences as Restricted Stock Awards as discussed above (except that the compensation deduction limitation described below generally will not apply). A recipient of a performance unit award under the 2008 Plan generally will not realize U.S. federal taxable income at the time of grant of the award, and the Company will not be entitled to a deduction at that time with respect to the award. When the performance goals applicable to the performance unit award are attained and amounts are due under the award, the holder of the award will be treated as receiving compensation taxable as ordinary income, and the Company will be entitled to a corresponding deduction.

         Other Stock-Based Awards.    Other stock-based awards granted under the 2008 Plan generally have the same tax consequences as RSU awards.

         Compensation Deduction Limitation.    Under section 162(m) of the Code, the Company's federal income tax deductions for certain compensation paid to designated executives is limited to $1,000,000 per year. These executives include the Company's Chief Executive Officer and the next four highest compensated officers. Section 162(m) of the Code provides an exception to this limitation for certain "performance based" compensation approved by a committee consisting solely of at least two "outside directors". The Company believes that Nonqualified Stock Options to purchase shares of Common

Stock, SARs and performance based awards granted under the 2008 Plan generally should qualify as performance based compensation for purposes of section 162(m) of the Code.

Benefits Under the 2008 Plan

        On September 29, 2008, we entered into an amended and restated employment agreement (the "Mason Employment Agreement"), with Kathleen Mason, who has been our President and Chief Executive Officer since July 2000. Pursuant to the terms of the Mason Employment Agreement, if the 2008 Plan is approved by our stockholders at the Annual Meeting, Ms. Mason will be granted the following Awards:

  (i)
  an annual Restricted Stock Award with a value (determined as of the date of the Award) equal to $250,000 per Award on June 30 of each fiscal year ending June 30, 2009, 2010 and 2011;

  (ii)
  an immediate combined Award of an Incentive Stock Option and Non-qualified Stock Option to purchase 500,000 shares of Common Stock (the "New Mason Stock Options"), with an allocation subject to the discretion of the Compensation Committee with the goal of maximizing the number of shares subject to the Incentive Stock Option, and the New Mason Stock Options will have an exercise price per share based on the closing price of the Common Stock on November 14, 2008, vest ratably on a daily basis over three years, and have a term of 10 years; and

  (iii)
  An immediate Restricted Stock Award having a fair market value equal to $1,500,000, which will be subject to forfeiture restrictions, that will lapse in equal installments on each of November 14, 2009, 2010 and 2011.

        In the event that the 2008 Plan is not approved by our stockholders at the Annual Meeting, then Ms. Mason will receive a cash bonus in the amount of $500,000 on June 30 of each fiscal year ending June 30, 2009, 2010 and 2011. This cash bonus would be in addition to any cash bonus Ms. Mason may receive under the Cash Incentive Plan. The cash bonus amounts in this paragraph and the annual Restricted Stock Award in (i) above are collectively referred to as the "Mason Additional Compensation."

        On October 2, 2008, we entered into an employment agreement (the "Marchetti Employment Agreement"), with Michael J. Marchetti, who has been our Executive Vice President and Chief Operating Officer since April 2003. Pursuant to the terms of the Marchetti Employment Agreement, if the 2008 Plan is approved by our stockholders at the Annual Meeting, Mr. Marchetti will be granted the following Awards:

  (i)
  a one time Restricted Stock Award with a value (determined as of the date of the Award) equal to $100,000 on June 30, 2009;

  (ii)
  an immediate combined Award of an Incentive Stock Option and Non-Qualified Stock Option to purchase 100,000 shares of Common Stock (the "New Marchetti Stock Options"), with an allocation subject to the discretion of the Compensation Committee, with the goal of maximizing the number of shares subject to the Incentive Stock Option, and the New Marchetti Stock Options will have an exercise price per share based on the closing price of the Common Stock on November 14, 2008, vest ratably on a daily basis over three years, and have a term of 10 years; and

  (iii)
  an immediate Restricted Stock Award having a fair market value equal to $600,000, which will be subject to forfeiture restrictions, that will lapse in equal installments on each of November 14, 2009, 2010 and 2011.

        In the event that the 2008 Plan is not approved by the stockholders of the Company at the Annual Meeting, then Mr. Marchetti will receive a cash bonus in the amount of $200,000 on June 30 of each fiscal year ending June 30, 2009, 2010 and 2011. This cash bonus would be in addition to any cash bonus Mr. Marchetti may receive under the Cash Incentive Plan. The cash bonus amounts in this paragraph and the one-time Restricted Stock Award in (i) above are collectively referred to as the "Marchetti Additional Compensation."

        Additional Awards, if any, that may be granted in the future to participants under the 2008 Plan are subject to the discretion of the Plan Committee and, therefore, are not determinable at this time.

        The Board recommends that you vote FOR the approval of the adoption of the Tuesday Morning Corporation 2008 Long-Term Equity Incentive Plan.

PROPOSAL NO. 3
APPROVAL OF THE MATERIAL TERMS OF THE PERFORMANCE GOALS
FOR PERFORMANCE STOCK AND PERFORMANCE UNIT AWARDS
UNDER THE 2008 PLAN

        The Company's stockholders are being asked to approve the material terms of the performance goals that are included in the 2008 Plan and may apply to performance stock awards and performance unit awards granted under the 2008 Plan. This approval is necessary to generally preserve the Company's federal income tax deduction for performance-based compensation paid to certain executive officers under section 162(m) of the Code.

Background

        Section 162(m) of the Code imposes an annual deduction limit of $1,000,000 on the amount of compensation paid to each of the chief executive officer and the four other highest compensated officers. The deduction limit does not apply to performance-based compensation that satisfies the requirements of section 162(m) of the Code. The requirements of section 162(m) of the Code for performance-based compensation include stockholder approval of the material terms of the performance goals under which the compensation is paid. The material terms include (1) the employees eligible to receive compensation upon attainment of a goal, (2) the business criteria on which the goals may be based, and (3) the maximum amount payable to an employee upon attainment of a goal.

        Performance stock awards and performance unit awards under the 2008 Plan may be granted to executives, key employees of the Company and its subsidiaries, and to non-employee directors of and Consultants to the Company.

        Under the 2008 Plan, performance stock awards and performance unit awards are subject to the satisfaction of one or more performance goals. Performance goals for awards will be determined by the 2008 Plan and will be designed to further support the Company's business objectives and align executives' and directors' interests with stockholder interests. For performance stock awards and performance unit awards that are intended to qualify as performance-based compensation under section 162(m), performance goals will be based on one or more of the following business criteria: earnings per share, earnings per share growth, total stockholder return, economic value added, cash return on capitalization, increased revenue, revenue ratios (per employee or per customer), net income, stock price, market share, return on equity, return on assets, return on capital, return on capital compared to cost of capital, return on capital employed, return on invested capital, shareholder value, net cash flow, operating income, earnings before interest, taxes and depreciation, cash flow, cash flow from operations, cost reductions, cost ratios (per employee or per customer), expense control, proceeds from dispositions, project completion time and budget goals, net cash flow before financing activities, customer growth, total market value, dividend payout and dividend growth.

        Achievement of the performance goals may be measured:

  •
  individually, alternatively, or in any combination;

  •
  with respect to the Company, one or more subsidiaries or business units, or any combination of the foregoing;

  •
  on an absolute basis, or relative to a target, to a designated comparison group, to results in other periods, or to other external measures; and

  •
  including or excluding items determined to be extraordinary, unusual in nature, infrequent in occurrence, related to the acquisition or disposal of a business, or related to a change in accounting principle, in each case based on Opinion No. 30 of the Accounting Principles Board (APB Opinion No. 30), or other applicable accounting rules, or consistent with the Company's policies and practices for measuring the achievement of performance goals on the date the 2008 Plan establishes the goals.

        Under the 2008 Plan, performance stock award grants for any person are limited to 1,000,000 shares of Common Stock in each fiscal year of the Company. The maximum number of shares of Common Stock for which performance unit award grants payable in Common Stock may be granted to any person in each fiscal year of the Company is 1,000,000. The maximum value of a performance unit award payable in cash that may be granted to any person during each fiscal year of the Company, determined as of the dates of grants of the performance unit awards, is $5,000,000.

        A description of the 2008 Plan is set forth above in Proposal 2 of this Proxy Statement.

        No performance stock awards or performance unit awards will be granted under the 2008 Plan to a covered employee, as defined in section 162(m) of the Code and the regulations or other guidance promulgated by the Internal Revenue Service under section 162(m) of the Code, unless the Company's stockholders approve this Proposal 3.

        The Board recommends that you vote FOR the approval of the material terms of the performance criteria for performance stock awards and performance unit awards under the 2008 Plan.

PROPOSAL NO. 4
RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

        On September 18, 2008, the Audit Committee of the Board of Directors selected Ernst & Young LLP ("Ernst & Young") as the Company's independent registered public accounting firm for the fiscal year ending June 30, 2009. Although SEC regulations and the Nasdaq listing requirements require the Company's independent registered public accounting firm to be engaged, retained and supervised by the Audit Committee, the selection is being submitted for ratification at the Annual Meeting with a view towards soliciting the opinion of the stockholders, which the Audit Committee will take into consideration in future deliberations. If the selection of Ernst & Young as the Company's independent registered public accounting firm is not ratified at the Annual Meeting, the Audit Committee of the Board of Directors may consider the engagement of another independent registered public accounting firm, but will not be obligated to do so. The Audit Committee may terminate the engagement of Ernst & Young as the Company's independent registered public accounting firm without the approval of the Company's stockholders whenever the Audit Committee deems termination necessary or appropriate. The Company expects that representatives of Ernst & Young will be present at the Annual Meeting to respond to appropriate questions and will have an opportunity to make a statement if they desire to do so.

        The Board of Directors recommends that you vote FOR the ratification of the selection of Ernst & Young as the Company's independent registered public accounting firm for the fiscal year ending June 30, 2009.

 DIRECTORS

Composition of the Board

        The full Board currently consists of eight directors. If elected at the Annual Meeting, each nominated director will continue to serve until his or her terms expire at the 2009 Annual Meeting of Stockholders, or until his or her earlier death, resignation or removal.

Number of Directors and Arrangements

        Pursuant to the Employment Agreement, described later in this Proxy Statement, the Company is to nominate, and use its reasonable efforts to cause the election of, Ms. Mason to serve as a member of the Board of Directors until Ms. Mason's resignation, death or disability (including any waiting or qualifying period) as defined in the long-term disability insurance maintained by the Company for Ms. Mason or until the Board terminates Ms. Mason's employment with the Company.

CORPORATE GOVERNANCE

Director Nomination

        The function of nominating directors is carried out by the independent members of the Board and, therefore, we do not maintain a standing nominating committee or other committee performing similar functions and there is not a charter governing this process. Based on the relatively small size of the Board, the Board believes it is beneficial to have all independent members involved in evaluating potential candidates and recommending nominees. Each independent member of the Board participates in the process.

        In identifying new nominees for director, the independent Board members will take into account the following attributes and qualifications when evaluating nominees for director: (1) relevant knowledge and diversity of background and experience; (2) personal and professional ethics, integrity and professionalism; (3) accomplishments in their respective fields; (4) the skills and expertise to make a significant contribution to the Board, the Company and its stockholders; and (5) some of the following qualities: financial expertise, general knowledge of the retail industry, and CEO, CFO or other senior management experience. In addition, no person may be considered as a candidate for nomination as a director of the Company if (1) during the last five years, that person, or any of his or her affiliates, has been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors), or is currently under investigation for same, or (2) during the last five years, that person, or any of his or her affiliates, was a party to a civil proceeding of a judicial or administrative body of competent jurisdiction as a result of which that person, or any of his or her affiliates, was or is subject to a judgment, decree or final order enjoining future violations of, or prohibiting or mandating activities subject to, federal or state securities laws on finding any violation with respect to such laws, or is currently under investigation for same. In addition, the independent Board members will review each incumbent director annually as to whether each member should stand for re-election. The independent Board members may conduct all necessary and appropriate inquiries into the backgrounds and qualifications of potential candidates. There are no specific, minimum qualities a candidate must have to be nominated by the independent Board members.

        The process for evaluating candidates is the same regardless of the source of the recommendation. The independent Board members will not discriminate on the basis of race, color, national origin, gender, religion or disability in selecting nominees. In addition to those candidates identified through its own internal processes, the independent Board members will evaluate a candidate proposed by any single stockholder or group of stockholders that has beneficially owns the Company's common stock provided that written notice of such stockholder's intent to make such nomination or nominations has been timely given. In order to be considered by the independent Board members for evaluation for an upcoming annual meeting of stockholders, a notice from a stockholder regarding a potential candidate must be sent to the Company's Secretary at the Company's headquarters by the date specified in the "Stockholders' Proposals" section of the previous year's proxy statement for nomination of directors. The notice should set forth (a) as to each person whom the stockholder proposes to nominate for election or re-election as a director, (i) the name, age, business address and residence address of such person, (ii) the principal occupation or employment of such person, (iii) the class and number of shares of the Company which are beneficially owned by such person, and (iv) any other information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Exchange Act (including without limitation such persons' written consent to being named in the proxy statement as a nominee and to serving as a director if elected); and (b) as to the stockholder giving the notice (i) the name and address, as they appear on the Company's books, of such stockholder, (ii) the class and number of shares of the Company which are beneficially owned by such stockholder, (iii) whether the stockholder intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice and (iv) a description of all arrangements or understandings between the stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the stockholder. All candidates (whether identified internally or by a stockholder) who, after evaluation, are then nominated by the Board will be included as the Board's recommended slate of director nominees in the Company's proxy statement.

        Any stockholder of the Company may nominate one or more persons for election as a director of the Company at an annual meeting of stockholders if the stockholder sends a notice to the Company's Secretary at the Company's headquarters by the date specified in the "Stockholders' Proposals" section of the previous year's proxy statement for nomination of directors. The procedures described in the prior paragraph are meant to establish an additional means by which certain stockholders can have access to the Company's process for identifying and evaluating Board candidates and is not meant to replace or limit stockholders' general nomination rights in any way.

Director Independence

        The Nasdaq Stock Market, Inc. ("Nasdaq") listing standards require our Board of Directors to be comprised of at least a majority of independent directors. For a director to be considered independent, the Board must determine that the director does not have any direct or indirect material relationship with the Company which would interfere with the exercise of independent judgment in carrying out of his or her responsibilities as a director. Based on the independence standards prescribed by Nasdaq, our Board has affirmatively determined that all directors, other than Ms. Mason, are independent. In addition, as prescribed by the Nasdaq rules, the independent directors have regularly scheduled meetings without management present.

Communication with the Board of Directors

        Stockholders and other interested parties may communicate with one or more members of the Board in writing by regular mail. The following address may be used by those who wish to send such communications:

    Board of Directors
    c/o Secretary
    Tuesday Morning Corporation
    6250 LBJ Freeway
    Dallas, Texas, 75240

        Such communication should be clearly marked "Stockholder—Board Communication." The communication must indicate whether it is meant to be distributed to the entire Board, a specific committee of the Board or to specific members of the Board, and must state the number of shares beneficially owned by the stockholder making the communication. The Secretary has the authority to disregard any inappropriate communications. If deemed an appropriate communication, the Secretary will submit your correspondence to the Chairman of the Board or to any specific director to whom the correspondence is directed.

Code of Ethics for Senior Financial Officers

        We have adopted a "Code of Ethics for Senior Financial Officers" that establishes the ethical standards to be followed by the persons serving as our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no waivers to the Code of Ethics for Senior Financial Officers during the fiscal year ended June 30, 2008. The Code of Ethics for Senior Financial Officers is available on the Company's website at www.tuesdaymorning.com by first clicking on "Investor Relations" and then "Corporate Governance."

Code of Conduct

        We have also adopted a "Code of Conduct" that establishes the business conduct to be followed by all of our officers, employees and members of our Board of Directors and embodies the Company's principles and practices relating to the ethical conduct of the Company's business and its long-standing commitment to honesty, fair dealing and full compliance with all laws affecting the Company's business. Amendments to the Code of Conduct will be posted to our website within four business days of approval by the Board of Directors. Any waiver of the Code of Conduct policy requires approval by the Board of Directors. There were no waivers to the Code of Conduct during the fiscal year ended June 30, 2008. The Code of Conduct is available on the Company's website at www.tuesdaymorning.com by first clicking on "Investor Relations" and then "Corporate Governance."

MEETINGS AND COMMITTEES OF THE BOARD

Board of Directors

        Each director is expected to devote sufficient time, energy and attention to ensure diligent performance of his or her duties and to attend all Board, committee and stockholder's meetings. During the fiscal year ended June 30, 2008, the Board of Directors held six meetings and all directors, with the exception of Mr. Frigon, Mr. Selati and Ms. Johnson, attended 75% or more of the meetings. Directors are encouraged to attend the annual meeting of stockholders. All of our then-serving directors, Messrs. Quinnell, Chereskin, Frigon, Hunckler III and Selati and Ms. Mason, attended the Company's annual stockholders meeting held on November 7, 2007.

Committees of the Board

        The Board has two standing committees to facilitate and assist the Board in the execution of its responsibilities. The committees are currently the Audit Committee and the Compensation Committee.

Audit Committee

        The Audit Committee has four members and met five times during the fiscal year ended June 30, 2008 and each person who served as a committee member during such period attended 75% or more of the meetings. The committee is comprised solely of non-employee directors, all of whom the Board has determined are independent pursuant to the Nasdaq rules and satisfy the SEC requirements relating to the independence of audit committee members. The Board has determined that all the members of the Audit Committee have the ability to read and understand fundamental financial statements.

        The committee is currently comprised of Bruce A. Quinnell, Chairman, William J. Hunckler, III, and Starlette Johnson. The Board of Directors has determined that Mr. Quinnell qualifies as an "audit committee financial expert" as defined by the SEC and has designated Mr. Quinnell as the Company's audit committee financial expert. The Board has adopted a charter for the Audit Committee that is available on the Company's website at www.tuesdaymorning.com by first clicking on "Investor Relations" and then "Corporate Governance." The charter is also available in print to any stockholder who requests a copy.

        The Audit Committee's responsibilities, discussed in detail in the charter include the duty and responsibility to:

  •
  establish policies and procedures for reviewing and approving the appointment, compensation and termination of the independent registered public accounting firm;

  •
  hold meetings periodically with our independent registered public accounting firm and internal auditors, the Board and management to review and monitor the adequacy and effectiveness of reporting, internal controls, risk assessment and compliance with Company policies;

  •
  review with the independent registered public accounting firm and financial management of the Company and approve the scope of the audit;

  •
  pre-approve all audit and permissible non-audit fees;

  •
  review consolidated financial statements and disclosures;

  •
  review with management and the registered independent public accounting firm and approve disclosure controls and procedures and accounting principles and practices; and

  •
  perform other functions or duties deemed appropriate by the Board.

Compensation Committee

        During the fiscal year ended June 30, 2008, the Compensation Committee had three members and met five times. Each person who served as a committee member during such period attended 75% or more of the meetings. The Compensation Committee is comprised solely of non-employee Directors all of whom the Board has determined are independent pursuant to the Nasdaq rules. The Board adopted a charter for the Compensation Committee, which is available on the Company's website at www.tuesdaymorning.com by first clicking on "Investor Relations" and then "Corporate Governance". The charter is also available in print to any stockholder who requests a copy.

        The Compensation Committee's current members are Bruce A. Quinnell, Chairman, Benjamin D. Chereskin, David B. Green and William J. Hunckler, III.

        The Compensation Committee's responsibilities, which are discussed in detail in its charter, include, among other duties, the responsibility to:

  •
  establish the compensation of the Chief Executive Officer;

  •
  review and approve the Chief Executive Officer's recommendations for the compensation of certain other executive officers;

  •
  administer the Company's equity incentive plans, including the review and grant of stock options and other equity incentive grants to employees; and

  •
  perform other functions or duties deemed appropriate by the Board.

        Compensation Committee meetings are regularly attended by the President and Chief Executive Officer, Chief Operating Officer and the Chief Financial Officer. At each meeting, the Compensation Committee meets in executive session in which only independent directors are present. The Compensation Committee Chairman reports the committee's recommendations on executive compensation to the Board. The Compensation Committee has authority under its charter to retain, approve fees for and terminate advisors, consultants and agents as it deems necessary to assist in the fulfillment of its responsibilities.

 COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

        Messrs. Quinnell, Chereskin, and Hunckler, III served on the Compensation Committee for the fiscal year ended June 30, 2008. None of our executive officers served as a member of the Compensation Committee or similar committee or as a member of the board of directors of any other entity of which an executive officer served on the compensation committee or board of directors of that company.

EXECUTIVE OFFICERS

        The Board appoints our executive officers at the first Board meeting following our annual stockholders meeting and updates the executive officer positions as needed throughout the year. Each executive officer serves at the behest of the Board and until their successors are appointed, or until the earlier of their death, resignation or removal.

        The following sets forth certain information about our executive officers other than Kathleen Mason whose biographical information is included above under "Proposal No. 1 Election of Directors:"

Stephanie Bowman

        Ms. Bowman, age 45, has served as the Company's Executive Vice President, Chief Financial Officer, Secretary and Treasurer since April 2008. Ms. Bowman joined the Company in August 2006 as Controller and was promoted to Vice President of Finance in April 2007. Prior to joining the Company and since January 2002, Ms. Bowman served as Senior Vice President of Finance for Summit Global Partners, which was acquired by USI Holdings, Inc., a publicly-traded insurance brokerage firm, in February 2005.

Michael J. Marchetti

        Mr. Marchetti, 51, has served as the Company's Executive Vice President and Chief Operating Officer since April 2003. Mr. Marchetti joined Tuesday Morning in February 2001 as Senior Vice President, Strategic Planning and was promoted to Executive Vice President, Operations in February 2002. He also served as the Company's Acting Chief Financial Officer, Secretary and Treasurer from January 2008 to April 2008. From April 1999 to February 2001, Mr. Marchetti was a principal with MarCon Services, Inc., a service company that evaluates system development needs. He also served as Chief Financial Officer of CWT Specialty Stores, Inc., the parent company of Cherry & Webb specialty retail stores, from August 1996 to March 1999.

Melinda Page

        Ms. Page, 46, has served as the Company's Senior Vice President, General Merchandise Manager since April 2006. Ms. Page joined Tuesday Morning in September 1999 as Buyer and was promoted to Director of Merchandising Systems in December 2003. In June 2005, Ms. Page was promoted to Vice President, Planning and Allocation. From 1980 through August 1999, Ms. Page held various positions at TJMaxx, Marshall's, Lechmere and Filene's Basement.

Ross Manning

        Mr. Manning, 61, has served as the Company's Senior Vice President, General Merchandise Manager since June 2004. From 2002 to 2004, Mr. Manning was a Managing Partner of Retail Experiences Consulting, Inc., an international marketing and retail consulting firm. From 1999 to 2002, he was President of Worldjunction.com, Inc., a pioneer Internet apparel retailer. For the period 1990 through 1998, he held several positions with Jaeger, including most recently Managing Director, Jaeger Worldwide, in London and previously, President of Jaeger North American Operations in New York.

 EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

Overview of Compensation Program

        The Compensation Committee (for purposes of this section only, the "Committee") of the Board of Directors, which is comprised solely of independent directors, has responsibility for establishing, implementing and continually monitoring adherence to the Company's compensation philosophy. The Committee ensures that the total compensation paid to the executive officers is fair, reasonable and competitive. The Committee is empowered to review and recommend to the full Board, the annual compensation, long-term equity incentive compensation and compensation procedures for the Chief Executive Officer. The Committee also reviews and considers the Chief Executive Officer's recommendations for annual compensation, long-term equity incentive compensation and compensation procedures for other named executive officers (as defined below).

        Throughout this Proxy Statement, the individuals who served as the Company's Chief Executive Officer and Chief Financial Officer during the fiscal year ended June 30, 2008, as well as other individuals included in the Summary Compensation Table below, are referred to as the "named executive officers."

Compensation Philosophy and Objectives

        Our compensation program is designed to align the financial interests of management with those of our stockholders. The executive compensation philosophy seeks to integrate executive pay with the long-term strategic objectives of the Company, recognize individual initiative and achievements, and assist in attracting, motivating and retaining high-performing executives. The Company's success and ability to properly manage its growth and improve stockholder returns depend, to a significant extent, both upon the performance of its current senior management team and its ability to attract, hire, motivate and retain additional qualified management personnel in the future. In addition, the performance of our management, in light of macro economic and specific company, industry and competitive conditions, is taken into consideration when determining overall compensation. The Committee further recognizes that the inability to recruit and retain such personnel, or the loss of critical management, could have an adverse impact on the Company.

Role of Executive Officers in Compensation Decisions

        The Chief Executive Officer makes compensation recommendations to the Committee with respect to the executive officers who report to her, which includes the named executive officers. Such executive officers are not present at the time of these deliberations. The Committee may accept or reject such recommendations. The Committee makes the determination of the Chief Executive Officer's compensation based on their evaluation of the performance of the Chief Executive Officer in light of the overall corporate goals and objectives. The Committee does not delegate any of its functions to others in setting compensation. The Committee does not currently engage any consultant related to executive compensation matters.

Setting Executive Compensation

        Our compensation program is structured to motivate executives to achieve the business goals set by the Company and reward the executives for achieving such goals. The program is also designed to create long-term incentives for executives that will align the interests of the Company with that of its stockholders and will create long-term growth in stockholder value. Company management periodically reviews independent compensation surveys such as the Mercer Multi-Unit Retail Salary Survey and the Mercer Benchmark Database Survey for companies that are categorized as specialty retailers with similar sales revenue and geographic locations, including Kirkland's, Inc., Conn's, Inc., Cost Plus, Inc., Pier 1 Imports, Inc., and Overstock.com, Inc. to assist in the evaluation of executive compensation. In addition, management reviews publicly available compensation information from the companies described in the preceding sentence.

        Our compensation program is not based on the short-term performance of our stock, whether favorable or unfavorable, but rather on the belief that that the price of our stock will, in the long-term, reflect our operating performance, and ultimately, the management of the Company by our executives. We seek to have the long-term performance of our stock reflected in executive compensation through our long-term incentive programs.

Executive Compensation Components

        For the fiscal year ended June 30, 2008, the principal components of compensation for the named executive officers were:

  •
  Base salary;

  •
  Incentive cash bonus;

  •
  Equity-based compensation; and

  •
  Perquisites and other personal benefits.

        The Committee believes that this four-part approach best serves the interest of the Company and its stockholders. The Committee has no established policy for allocating between long-term and currently paid compensation but rather considers such allocation on a case-by-case basis.

Base Salary

        The Company provides named executive officers and other employees with base salary to compensate them for services rendered during the fiscal year. The base salary is initially determined by the terms of each named executive officer's offer letter from the Company, with consideration given to the scope of responsibility of the position, the executive officer's anticipated contribution to the Company's financial performance and current economic and market factors relating to the Company's ability to attract and retain top leadership talent. The Committee's intention is to set total executive cash compensation sufficiently high to attract and retain a strong motivated leadership team, but not so high that it creates a negative perception with our stockholders.

        Base salary levels are reviewed for merit adjustments as part of the annual performance review process for all employees as well as upon a promotion or other change in job responsibility. Merit based increases to salaries are based on the recommendations of Ms. Mason (other than with respect to her own salary), the Committee's assessment of the individual's performance and our financial performance. The Committee also considers the experience of the named executive officer, and each named executive officer's compensation in relation to our other officers.

Annual Cash Incentive Plan

        The Committee maintains an annual cash incentive plan for our executive officers that provide for awards in the form of a cash bonus. The Committee believes that short-term cash bonuses should be granted to reward executives for the Company's financial performance and provide such persons with short-term financial rewards upon the achievement of certain pre-determined company-wide financial performance goals. The Committee believes the achievement of these financial performance goals will ultimately increase the value of our stock, as well as help attract and retain our named executive officers by providing attractive compensation opportunities.

        In December 2007, the Committee approved an annual cash incentive plan (the "Cash Incentive Plan") under which the named executive officers are eligible to receive cash awards based on the extent to which certain predetermined Company performance goals are achieved. Under the Cash Incentive Plan, the named executive officers are eligible to receive cash bonuses based on a percentage of the individual's base salary. Such cash bonuses will only be paid to the named executive officers if certain performance targets that have been established by the Committee are met by the Company for the fiscal year. For fiscal 2008, the amount of the bonus for each named executive officer was determined based on the earnings per share and revenue attained by the Company, but the Committee may, at its discretion, use different performance criteria in subsequent years.

        The amount of the final cash bonus payout is determined based on the Company's actual performance measured against the performance targets set by the Committee. If the Company does not achieve the minimum financial performance targets, the named executive officers will not receive any cash bonus under the plan.

        The Committee anticipates setting performance targets under the annual cash incentive plan in July of each year. The Committee does not have any discretion to make payouts under the plan where the performance targets are not achieved, although the Committee reserves the right, at any time during the performance period, to adjust the performance targets upon the occurrence of unforeseen developments, changes in market conditions, changes in the Company's business plan, changes in the Committee's compensation philosophy or otherwise.

        The Committee recognizes that there may be instances where the accounting treatment of a matter may have a disproportionate impact on our financial results in any given year, irrespective of whether or not such accounting impact truly reflects our operating results for that fiscal year. Accordingly, the Committee uses its discretion in evaluating our financial performance with respect to the annual cash incentive plan, and may exclude certain accounting measures and extraordinary items in determining whether we met our financial performance target when doing so is consistent with our compensation objectives.

Equity-Based Compensation

        The Committee believes that equity compensation is a highly effective means of creating a long-term link between the compensation provided to named executive officers with increases in stockholder value. Each of our named executive officers is eligible to receive equity awards under the Company's equity incentive plans, which have historically been in the form of stock options and restricted stock. The levels of stock option and restricted stock award grants is based primarily upon each executive's relative position, responsibilities within the Company and individual performance, as well as the competitive environment in which we operate, including a review of accumulative realized and unrealized stock option and restricted stock gains. The Company does not require its named executive officers to maintain a minimum ownership interest in the Company.

        The Committee believes that the periodic grant of time-vested and performance-based stock option and restricted stock awards provides an incentive that focuses the executives' attention on managing the business from the perspective of owners with an equity stake in the Company. It further motivates executives to maximize long-term growth and profitability because value is created in the awards as the stock price increases after the option award is granted, or, in the case of restricted stock awards, if the executive remains with the Company for a period of time or achieves certain performance-based targets.

        We have established the Tuesday Morning Corporation 2004 Long-Term Equity Incentive (the "2004 Plan") which allows our Board to grant equity awards to directors, officers and key employees performing services for us. The Committee and, through express consent of the Committee, Ms. Mason, are authorized to grant equity awards under the 2004 Plan. Stock options granted under the 2004 Plan are awarded at a fair market value equal to the mean of the high and low trading prices of the Common Stock on the date of grant. Stock options may include performance-based targets which are required to be met in order for such awards to vest. The 2004 Plan also allows for the grant of time-based restricted stock, which will generally be subject to a restriction period of not less than six months. In addition, the 2004 Plan allows the grant of performance awards, which may include cash awards, awards based upon units having established dollar values or performance stock awards. As of October 9, 2008, the maximum remaining number of shares of our common stock that may be issued pursuant to equity awards under the 2004 Plan is 104,311 shares.

        If the Company's stockholders approve the 2008 Plan (as described under the heading "Proposal No. 2 Tuesday Morning Corporation Long-Term Equity Incentive Plan"), it will become effective on the date the plan is approved by the stockholders. Outstanding awards under the 2004 Plan and the Tuesday Morning Corporation 1997 Long-Term Equity Incentive Plan will continue in effect in accordance with their terms.

Perquisites and Other Benefits

        Our named executive officers participate in other employee benefit plans generally available to all employees on the same terms as similarly situated employees. Certain named executive officers have received additional perquisites that the Committee believes are reasonable and consistent with its overall compensation program to better enable the Company to attract and retain superior employees for key positions. The perquisites and other benefits provided to our named executive officers in the year ended June 30, 2008 are described in footnote 2 to the Summary Compensation Table below.

401(K) Profit Sharing Plan and Employee Stock Purchase Plan

        Our 401(k) profit sharing plan designed to the benefit our eligible employees after six months of service with the Company and its subsidiaries. Under this plan, eligible employees may request us to deduct and contribute between 1% and 75% of their salary to the plan. Subject to Internal Revenue Service Regulations, we match each participant's contribution up to 4% of participant's compensation. The Company offers this benefit to remain competitive with other companies.

        Our employee stock purchase program, which was terminated effective December 31, 2007, was available to our full time employees after completion of 90 days of continuous employment. Under the program, eligible employees could request us to deduct between 1% and 10% of their salary and receive a 25% match of their contribution up to $2,500 annually in whole dollars. The Company terminated this program due to the lack of meaningful employee participation.

Death Benefits

        The death benefit plan is provided to all active full-time employees of the Company. For executives, the benefit provides for a payment equal to two times an executive's annual base salary, not to exceed $300,000. The Company offers this benefit to remain competitive with other companies.

Determination of Compensation for Fiscal 2008

Fiscal 2008 Base Salary Adjustments

        For fiscal 2008, the Committee considered whether adjustments would be made to the annual base salaries for our named executive officers. During the Committee's review of base salaries, the Committee primarily considered the input of Ms. Mason (other than with respect to her own base salary), our financial performance, each named executive officer's individual performance, the experience of the named executive officer, and each named executive officer's compensation in relation to our other officers. In determining Ms. Mason's base salary for fiscal 2008, the Committee considered our financial performance in fiscal 2007 on an absolute basis and with respect to the retail home furnishings sector in general, Ms. Mason's individual performance, Ms. Mason's experience and Ms. Mason's compensation in relation to our other officers.

        Based on its review and taking into account the fact that no salary increases had been given to our named executive officers for fiscal 2007, the Committee increased the base salaries of the named executive officers in April 2008. This increase was consistent with the Committee's decision to keep our executive compensation levels in line with executive officers with comparable duties and responsibilities at similarly-situated public companies in the specialty retail industry. In making this determination, management reviewed with the Committee data reported in published surveys from companies in the retail industry which consisted of the Mercer Multi-Unit Retail Salary Survey and the Mercer Benchmark Database Survey for companies that are categorized as specialty retailers with similar sales revenue, including Kirkland's, Inc., Conn's, Inc., Cost Plus, Inc., Pier 1 Imports, Inc. and Overstock.com, Inc.

        Ms. Mason, Mr. Marchetti, Ms. Page and Mr. Manning each received nominal increases in salary in fiscal 2008 in conjunction with the annual review process. Ms. Bowman received a 27.8% increase in base salary due to increased job responsibilities in connection with her promotion to Executive Vice President, Chief Financial Officer, Secretary and Treasurer in April 2008.

Annual Incentive Compensation for Fiscal 2008

        As previously discussed, in December 2007, we adopted a cash incentive plan for our named executive officers. The cash incentive opportunities for fiscal 2008 were set at pre-determined percentages of each named executive officer's base salary, ranging from 0% to 20% of base salary, based on the achievement of company-wide financial performance targets. In fiscal 2008, the company-wide financial performance target was based upon our net sales and fully diluted earnings per share ("EPS") for fiscal 2008. The Committee selected these performance measures because it believed that net sales and EPS were the best indicators of our financial performance and were most closely correlated to the creation of stockholder value. There was no interpolation of payouts between the various levels, and both the net sales and EPS targets needed to be achieved at a particular level in order for the participant to receive the cash bonus at such level.

        The following chart presents information about the specific performance targets established by the Committee for fiscal 2008 and the incentive opportunities for our named executive officers at each achievement level:

	Performance Targets		Incentive Opportunity
Achievement Level	Net Sales Targets (in millions)	EPS Targets	Percentage of Base Salary
Level 1 (Maximum)	$950	$0.72	20%
Level 2	$940	$0.67	15%
Level 3	$930	$0.62	10%
Level 4 (Threshold)	$920	$0.56	0	%-9%

        In setting the performance targets, the Committee reviewed performance projections that accounted for current trends at the time the targets were set. Actual net sales for fiscal 2008 were $885 million and actual earnings per share was $0.35. As a result, since the threshold performance targets were not attained, no cash performance bonuses were paid to our named executive officers for fiscal 2008.

Long-Term Equity Incentive Award Grants in Fiscal 2008

        The Committee determines the timing of grants of equity awards to our named executive officers as well as the terms and restrictions applicable to such grants. In December 2007, the Committee granted shares of restricted stock to each of our named executive officers under the 2004 Plan, other than Elizabeth Schroeder, who had given notice that she intended to resign from the Company. These restricted stock awards vest ratably over three years in equal installments on February 11, 2009, February 11, 2010 and February 11, 2011. Ms. Mason received 50,000 shares of restricted stock. Ms. Bowman received 10,000 shares of restricted stock. Mr. Marchetti received 25,000 shares of restricted stock. Ms. Page received 15,000 shares of restricted stock. Mr. Manning received 15,000 shares of restricted stock. These shares of restricted stock were granted, in part, for the purpose of retaining the named executive officers and consideration was given to the fact that, at the time of the grant, the exercise price of options previously granted to the named executive officers exceeded the recent market value of our Common Stock. The number of shares granted to each named executive officer was based on their respective position and level of responsibility.

        In May 2008, the Committee granted options to purchase shares of our Common Stock and shares of restricted stock to each of our named executive officers. The options vest in equal installments on June 30, 2009, June 30, 2010, and June 30, 2011 if certain performance targets for the fiscal year ending June 30, 2009 are achieved. The restricted stock awards will vest in equal installments on June 30, 2009, June 30, 2010 and June 30, 2011, if the same performance targets for the fiscal year ending June 30, 2009 are achieved. Ms. Mason received options to purchase 300,000 shares of common stock and 100,000 shares of restricted stock; Ms. Bowman received options to purchase 50,000 shares of common stock and 50,000 shares of restricted stock; Mr. Marchetti received options to purchase 75,000 shares of common stock and 75,000 shares of restricted stock; Ms. Page received options to purchase 50,000 shares of common stock and 50,000 shares of restricted stock; and Mr. Manning received options to purchase 12,500 shares of common stock and 27,500 shares of restricted stock. These shares were granted to provide incentive to the named executive officers based on the Company achieving a specific earnings per share performance target for fiscal 2009. Additionally, consideration was given to the fact that, at the time of the grant, the exercise price of options previously granted to the named executive officers exceeded the recent market value of our Common Stock. If the performance target for fiscal 2009 is not met, the shares granted to the named executive officers will be forfeited.

Tax and Accounting Implications

Deductibility of Executive Compensation

        As part of its role, the Committee reviews and considers the deductibility of executive compensation under Section 162(m) of the Code, which provides that the Company may not deduct compensation of more than $1,000,000 that is paid to certain individuals. To the extent readily determinable, and as one of the factors in considering compensation matters, the Committee considers the anticipated tax treatment to the Company and to its executives of various payments and benefits. Some types of compensation payments and their deductibility (e.g., the spread on exercise of non-qualified options) depend upon the timing of an executive's vesting or exercise of previously granted rights. Further, interpretations of and changes in the tax laws and other factors beyond the Committee's control also affect the deductibility of compensation. Although the Committee does design certain components of its executive compensation program to seek full deductibility, the committee believes that the interests of stockholders are best served by not restricting the Committee's discretion and flexibility in crafting compensation programs, even though such programs may result in certain non-deductible compensation expenses. Accordingly, the Committee has not and will not make compensation decisions based solely on the deductibility of compensation for federal income tax purposes.

Accounting for Stock-Based Compensation

        Beginning on January 1, 2006, the Company began accounting for stock-based payments including its grants of stock options and awards in accordance with the requirements of FASB Statement 123(R).

COMPENSATION COMMITTEE REPORT

        The Compensation Committee of the Company has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management and, based on such review and discussions, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in the Proxy Statement for filing with the SEC.

THE COMPENSATION COMMITTEE
Bruce A. Quinnell, Chairman Benjamin D. Chereskin David B. Green William J. Hunckler, III

 SUMMARY COMPENSATION TABLE

        The table below summarizes the total compensation paid or earned by each of the named executive officers for the twelve month period ended June 30, 2008, the six month period ended June 30, 2007 and the twelve month period ended December 31, 2006.

Name and Principal Position	Year	Salary ($)	Bonus ($)		Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
(a)	(b)	(c)	(d)		(e)	(f)(1)	(g)	(h)	(i)(2)(3)	(j)
Kathleen Mason	2008	$650,000	$0		$37,122	$413,231	—	—	$187,334	$1,287,687
President and	2007	$325,000	$0		—	$755,510	—	—	$10,970	$1,091,480
Chief Executive Officer	2006	$632,500	$0		—	$1,523,543	—	—	$27,778	$2,183,821
Stephanie Bowman	2008	$192,147	$0		$7,424	$15,800	—	—	$6,225	$221,956
Executive Vice President
Chief Financial Officer
Michael J. Marchetti	2008	$373,730	$30,000	(5)	$16,561	$485,006	—	—	$9,710	$915,007
Executive Vice President	2007	$182,500	$0		—	$262,659	—	—	$7,645	$452,804
Chief Operating Officer	2006	$365,000	$0		—	$604,827	—	—	$3,492	$973,318
Melinda Page	2008	$220,000	$0		$11,136	$143,621	—	—	$8,756	$383,513
Senior Vice President	2007	$105,000	$0		—	$83,097	—	—	$5,025	$193,122
General Merchandise Manager	2006	$201,250	$0		—	$147,212	—	—	$8,318	$356,780
Ross Manning	2008	$234,750	$0		$11,136	$388,421	—	—	$2,062	$636,369
Senior Vice President	2007	$116,500	$0		—	$192,088	—	—	$990	$309,578
General Merchandise Manager	2006	$233,000	$0		—	$387,360	—	—	$4,136	$624,496
Elizabeth Schroeder(4)	2008	$148,958	$0		—	$63,568	—	—	$2,432	$214,958
Former Executive Vice President	2007	$137,500	$0		—	$58,137	—	—	$2,432	$198,069
Chief Financial Officer	2006	$125,160	$25,000		—	$53,320	—	—	$13	$203,492

(1)
The amounts in columns (e) and (f) reflect the dollar amount recognized for financial statement reporting purposes for the twelve month period ended June 30, 2008, the six month period ended June 30, 2007 and the twelve month period ended December 31, 2006, in accordance with FAS 123(R) of awards pursuant to the 1997 Plan and the 2004 Plan and thus include amounts from Awards granted in and prior to 2006. Assumptions used in the calculation of this amount are included in footnote 7 to the Company's audited financial statements for the twelve month period ended June 30, 2008 included in the Company's Annual Report on Form 10-K. These dollar amounts reflect the Company's accounting expense for these awards and do not reflect the actual value that may be, or has been, realized by the named executive officers.

(2)
The amount shown in column (i) reflects the following for the twelve month period ended June 30, 2008:

	Matching Contributions (2-a)	Life Insurance (2-b)	Moving Reimburse- ment (2-c)	Post- Retirement Benefits (2-d)	Vacation Payout (2-e)	Miscel- laneous (2-f)	Total All Other Compensation
Kathleen Mason	$9,000	$1,290	$174,394	—	—	$2,650	$187,334
Stephanie Bowman	$5,850	$375	—	—	—	—	$6,225
Michael J. Marchetti	$9,000	$710	—	—	—	—	$9,710
Melinda Page	$7,888	$868	—	—	—	—	$8,756
Ross Manning	—	$2,062	—	—	—	—	$2,062
Elizabeth Schroeder	$2,432	—	—	—	—	—	$2,432
  (2-a)
  Matching contributions allocated by the Company to each of the named executive officers pursuant to the Company's 401(k) Profit Sharing Plan and the Employee Stock Purchase Plan (each of which is more fully described above under the heading "401(k) Profit Sharing Plan and Employee Stock Purchase Plan");

  (2-b)
  The value attributable to $250,000 of life insurance premiums provided pursuant to the Company's health benefit program available to all eligible employees;

  (2-c)
  Reimbursement is pursuant to the terms provided in Ms. Mason's employment contract; and

  (2-f)
  Miscellaneous includes the incremental cost associated with the personal use of Company vehicles or the cost benefit of an annual physical or the payment of club dues.

(3)
The cost benefit of an annual physical is included as compensation on the W-2 of named executive officers who receive such benefits. Each such named executive officer is responsible for paying income tax on such amount.

(4)
Ms. Schroeder resigned from the Company on January 16, 2008. Information presented for the 2008 fiscal year for Ms. Schroeder is from July 1, 2007 through January 16, 2008.

(5)
This bonus was paid to Mr. Marchetti in connection with his additional responsibilities including his appointment as Acting Chief Financial Officer from January 16, 2008 to April 7, 2008.

 GRANTS OF PLAN-BASED AWARDS

        The following table sets forth certain information with respect to the stock awards granted to the named executive officers during the twelve month period ended June 30, 2008.

								All Other Stock Awards: Number of Shares of Stock or Units (#)	All Other Option Awards: Number of Securities Underlying Options (#)			Grant Date Fair Value of Stock Option Awards ($)
		Estimated Future Payouts Under Non-Equity Incentive Plan Awards(2)			Estimated Future Payouts Under Equity Incentive Plan Awards					Exercise or Base Price of Option Awards ($/Sh)	Closing Market Price on Grant Date ($/Sh)
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)(1)	(j)	(k)	(l)	(m)
Kathleen Mason	12/21/07	—	—	—	—	—	—	50,000	—	—	$4.85	$242,500
	12/21/07	0	0	$130,000
Stephanie Bowman	12/21/07	—	—	—	—	—	—	10,000	—	—	$4.85	$48,500
	12/21/07	0	0	$36,000
Michael J. Marchetti	12/21/07	—	—	—	—	—	—	25,000	—	—	$4.85	$121,250
	12/21/07	0	0	$73,000
Melinda Page	12/21/07	—	—	—	—	—	—	15,000	—	—	$4.85	$72,750
	12/21/07	0	0	$44,000
Ross Manning	12/21/07	—	—	—	—	—	—	15,000	—	—	$4.85	$72,750
	12/21/07	0	0	$42,000
Elizabeth Schroeder(3)	—	—	—	—	—	—	—	—	—	—	—	—

(1)
The shares of restricted stock held by these executive officers were awarded under the Tuesday Morning Corporation 2004 Long-Term Equity Incentive Plan. These restricted stock awards vest ratably over three years beginning on the first anniversary of February 11, 2009.

(2)
The amounts set forth in these columns reflect the annual cash incentive compensation that potentially could have been earned during the twelve month period ended June 30, 2008 under our cash incentive plan. These amounts range from $0 to a maximum amount equal to 20% of the executive officer's fiscal 2008 base salary. See "Executive Compensation—Compensation Discussion and Analysis—Annual Cash Incentive Plan" above. Due to the Company not achieving the performance targets for fiscal 2008, no cash incentive compensation was paid to or earned by the executive officers in fiscal 2008, which is reflected in column (g) of the Summary Compensation Table above.

(3)
Elizabeth Schroeder, our former Executive Vice President Chief Financial Officer, who gave notice of her intent to resign from the Company on December 5, 2007, effective January 16, 2008, did not receive any grants of plan-based awards in the twelve month period ended June 30, 2008.

        Options to purchase shares of our common stock and restricted stock awards were granted to our named executive officers on May 21, 2008. However, the performance targets for these awards were not established by the Board until August 19, 2008. Thus, for financial statement reporting purposes pursuant to FAS 123(R), these awards have been excluded from the Grant of Plan-Based Awards table. Specifically, the table excludes (i) options to purchase shares of our common stock with an exercise price of $4.89, which vest in equal installments on June 30, 2009, June 30, 2010 and June 30, 2011 if certain performance targets for the fiscal year ending June 30, 2009 are achieved and (ii) restricted stock which will vest in equal installments on June 30, 2009, June 30, 2010 and June 30, 2011 if certain performance targets for the fiscal year ending June 30, 2009 are achieved.

        On May 21, 2008, Kathleen Mason received options to purchase 300,000 shares of common stock and 100,000 shares of restricted stock; Stephanie Bowman received options to purchase 50,000 shares of common stock and 50,000 shares of restricted stock; Michael J. Marchetti received options to purchase 75,000 shares of common stock and 75,000 shares of restricted stock; Melinda Page received options to purchase 50,000 shares of common stock and 50,000 shares of restricted stock; and Ross Manning received options to purchase 12,500 shares of common stock and 27,500 shares of restricted stock.

 OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

        The following table includes certain information with respect to the value of all unexercised stock options and restricted stock awards held by the named executive officers at June 30, 2008.

	Option Awards
									Stock Awards
					Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)
Name	Number of Securities Underlying Unexercised Options (#) Exercisable		Number of Securities Underlying Unexercised Options (#) Unexercisable				Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)		Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
(a)	(b)		(c)		(d)		(e)	(f)	(g)		(h)		(i)		(j)
Kathleen Mason	467,000	(1)	—		—		$10.00	07/25/2010	—		—		—		—
	500,000	(1)	—		—		$20.04	04/07/2013	—		—		—		—
	—		—		300,000	(3)	$4.89	05/21/2018
									50,000	(2)	$205,500	(5)
													100,000	(4)	$411,000	(5)
Stephanie Bowman	7,415	(1)	12,585	(1)	—		$13.96	08/22/2016	—		—		—		—
	—		—		50,000	(3)	$4.89	05/21/2008
									10,000	(2)	$41,100	(5)
													50,000	(4)	$205,500	(5)
Michael J. Marchetti	50,000	(1)	—		—		$8.31	02/05/2011	—		—		—		—
	45,000	(1)	—		—		$16.92	02/19/2012	—		—		—		—
	40,000	(1)	—		—		$20.01	04/14/2013	—		—		—		—
	38,663	(1)	11,337	(1)	—		$30.25	08/18/2014	—		—		—		—
	40,223	(1)	24,777	(1)	—		$30.61	05/27/2015	—		—		—		—
	—		—		75,000	(3)	$4.89	05/21/2018
									25,000	(2)	$102,750	(5)
													75,000	(4)	$308,250	(5)
Melinda Page	2,621	(1)	—		—		$8.13	05/23/2010	—		—		—		—
	6,700	(1)	—		—		$18.00	07/01/2012	—		—		—		—
	18,127	(1)	1,873	(1)	—		$29.66	12/18/2013	—		—		—		—
	22,260	(1)	28,740	(1)	—		$20.02	04/25/2016	—		—		—		—
	—		—		50,000	(3)	$4.89	05/21/2018
									15,000	(2)	$61,650	(5)
													50,000	(4)	$205,500	(5)
Ross Manning	81,207	(1)	18,793	(1)	—		$29.85	06/08/2014	—		—		—		—
	—		—		12,500	(3)	$4.89	05/21/2018
									15,000	(2)	$61,650	(5)
													27,500	(4)	$113,025	(5)
Elizabeth Schroeder	—		—		—		—	—	—		—		—		—

(1)
These options vest daily over a five-year period with a ten-year expiration term.

(2)
These shares vest in equal installments annually on February 11, 2009, February 11, 2010 and February 11, 2011.

(3)
These options have a ten-year term and vest in equal installments on June 30, 2009, June 30, 2010 and June 30, 2011 if certain performance targets for the fiscal year ending June 30, 2009 are achieved.

(4)
Represents shares of restricted stock which will vest on June 30, 2009, June 30, 2010 and June 30, 2011 if certain performance targets for the fiscal year ending June 30, 2009 are achieved.

(5)
Represents the value of the shares of restricted stock at June 30, 2008 based on the closing price of our common stock on such date, $4.11.

 OPTION EXERCISES AND STOCK VESTED

        None of the Company's named executive officers exercised any stock options or had any restricted stock vest during the twelve month period ended June 30, 2008.

 POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE OF CONTROL

        The tables below reflect the amount of compensation to each of the named executive officers of the Company in the event of termination of such executive's employment. The amount of compensation payable to each named executive officer upon voluntary termination, retirement, involuntary not-for-cause termination, termination following a change of control and in the event of disability or death of the executive is shown below. The amounts shown assume that such termination was effective as of June 30, 2008, and thus includes amounts earned through such time and are estimates of the amounts which would be paid out to the executives upon their termination. The amounts provided in this section are based on hypothetical circumstances and may materially differ from actual amounts payable upon the triggering event. The actual amounts to be paid out can only be determined at the time of such executive's separation from the Company.

Payments Made Upon Termination

        Regardless of the manner in which a named executive officer's employment terminates, he or she is entitled to receive amounts earned during his or her term of employment. Such amounts include:

  •
  incentive cash bonus earned during the year;

  •
  grants pursuant to the 1997 Plan and the 2004 Plan (calculated as the difference between the grant price of all outstanding in-the-money options and awards and the closing price of Tuesday Morning as of June 30, 2008 ($4.11)); and

  •
  unused vacation pay.

Payments Made Upon Retirement

        In the event of the retirement of a named executive officer, in addition to the items identified above, any vested options the executive had at retirement date would continue to be exercisable for up to three years, not to exceed the option's stated expiration date.

Payments Made Upon Death

        In the event of the death of a named executive officer, in addition to the benefits listed above under "Payments Made Upon Termination," the named executive officer would receive payments under the Company's life insurance plan, as appropriate.

Payments Made Upon Change of Control

        Other than with respect to Ms. Mason, all named executive officers would receive substantially similar benefits upon a change of control. None of our named executive officers, other than Ms. Mason, has an employment agreement with the Company. In addition to all of the benefits listed under the heading "Payment Made Upon Termination," if a named executive officer's employment is terminated following a change of control (other than termination by the Company for cause or by reason of death or disability) then all stock options and stock awards held by the named executive officer would automatically vest and become exercisable.

        Generally, a change of control is deemed to occur under the 1997 Plan and the 2004 Plan if:

  •
  any person acquires 50% or more of the Company's voting stock;

  •
  upon the consummation of a merger of the Company other than (a) a merger which would result in the voting securities of the Company outstanding immediately prior to the merger continuing to represent more than 50% of the voting power of the securities of the Company outstanding immediately after such merger or (b) a merger by which the corporate existence of the Company is not affected and following which the Company's chief executive officer and directors retain their positions with the Company (and constitute at least a majority of the Board); or

  •
  upon the liquidation or sale of all or substantially all of the Company's assets (other than a sale to an exempt person).

Kathleen Mason

        On July 25, 2000, we entered into an employment agreement with Ms. Mason, the Company's as President and Chief Executive Officer (the employment agreement was amended and restated on September 29, 2008 as described below under "Kathleen Mason—Amended and Restated Employment Agreement"). The term of the employment agreement continued until Ms. Mason's resignation, death or disability (including any waiting or qualifying period) as defined in the long-term disability insurance maintained by the Company for Ms. Mason or until the Board of Directors terminated Ms. Mason's employment. The employment agreement provided for an annual base salary of $450,000 per year or such higher rate as the Compensation Committee of the Board of Directors may have designated from time to time and an annual bonus of up to 50% of base salary. The amount of the bonus each year was based on the achievement of certain objectives, goals and other performance targets (as determined by the Compensation Committee and Ms. Mason) relative to the Company's annual budget for such fiscal year. Ms. Mason was also granted, under the 1997 Plan, an initial stock option grant of 750,000 shares representing 50,000 incentive stock options and 700,000 non-qualified stock options (collectively, for purposes of this section only, the "Stock Options") plus participation in our benefit plans and other fringe benefits. Ms. Mason's initial stock options were granted on July 24, 2000 at an exercise price equal of $10.00 (the closing price of our Common Stock on such date) and vested ratably on a daily basis over five years from the date of grant.

        If the employment agreement was terminated by us without "cause" or by Ms. Mason for "good reason" (referred to in the chart below as an involuntary termination), Ms. Mason would have been entitled to receive for 18 months thereafter monthly severance payments equal to one-twelfth of the sum of (1) her base salary then in effect and (2) the most recent bonus for a full fiscal year received by Ms. Mason. Additionally, (i) the Stock Options that were then vested would continue to be exercisable until the end of their term, (ii) of the Stock Options which were not then vested, an amount equal to one more year's vesting would vest and become exercisable upon such termination, and (iii) any other options which were not then vested would vest and become exercisable immediately prior to any change in control (as defined in the 1997 Plan) which occurred within one year after the date of Ms. Mason's termination and in which the holders of Common Stock received cash, securities or other property having a value per share equal to or greater than 90% of the fair market value per share on the date of termination.

        For purposes of Ms. Mason's employment agreement, "cause" meant (1) the commission of a felony or a crime involving moral turpitude or the commission of any other act or omission involving willful dishonesty, disloyalty or fraud with respect to the Company or any of its subsidiaries, (2) conduct tending to bring the Company or any of its subsidiaries into substantial public disgrace or disrepute, (3) substantial and repeated failure, after reasonable notice and opportunity to cure, to perform duties consistent with the office of Ms. Mason as reasonably directed by the Board, (4) gross negligence or willful misconduct with respect to the Company or any of its subsidiaries or (5) any breach of the confidentiality, non-compete and non-solicitation provisions contained in Ms. Mason's employment agreement.

        For purposes of Ms. Mason's employment agreement, "good reason" meant (1) removal, without the consent of Ms. Mason in writing, from the office of the President and Chief Executive Officer or failure of Ms. Mason to be nominated as a director of the Company or failure of the Company to cause the election of Ms. Mason as a director of the Company, or any material reduction in Ms. Mason's authority or responsibility, other than as a result of a valid termination for cause, (2) the movement of the chief executive office of the Company more than 50 miles from its current location, unless Ms. Mason approves, (3) a directive that Ms. Mason not work principally at the Company's chief executive offices, unless Ms. Mason approves, (4) the Company materially breaches Ms. Mason's employment agreement or purports to attempt to terminate it for cause without the right to do so, and (5) the failure to provide to Ms. Mason any applicable employee benefit or any indemnification protection provided to other senior executive officers, unless Ms. Mason approves.

        The employment agreement provided that Ms. Mason may not compete with the Company or solicit employees of the Company, or interfere with certain of the Company's business relationships, during her employment with the Company and for 18 months after termination. Additionally, Ms. Mason was not allowed to disclose any confidential information related to the Company known to her prior to the date of the employment agreement or while employed by the Company concerning the business or affairs of the Company and its subsidiaries.

        The following table shows the potential payments upon termination or change of control of the Company for Kathleen Mason, the Company's President and Chief Executive Officer, as of the fiscal year ended June 30, 2008:

Executive Benefits and Payments Upon Separation(1)	Voluntary Termination	Retirement	Involuntary Termination	Change of Control	Disability	Death
Compensation:
Incentive cash bonus	—	—	—	—	—	—
Long-term incentive compensation:
Stock Options	—	—	—	—	—	—
Restricted Stock Awards	$205,500	$205,500	$205,500	$205,500	$205,500	$205,500
Benefits & perquisites
Health & welfare benefits	$14,339	$14,339	$14,339	$14,339	14,339	$14,339
Life insurance proceeds	—	—	—	—	—	$300,000
Cash severance	—	—	$975,000	—	—	—
Accrued vacation pay	$62,500	$62,500	$62,500	$62,500	$62,500	$62,500
Total	$282,339	$282,339	$1,257,339	$1,257,339	$282,339	$582,339

(1)
Subsequent to the fiscal year ended June 30, 2008, on September 29, 2008, Ms. Mason and the Company entered into an Amended and Restated Employment Agreement. The terms and conditions of the Amended and Restated Employment Agreement are discussed below and this table only reflects the termination or change of control payments payable under Ms. Mason's previous employment agreement.

Kathleen Mason—Amended and Restated Employment Agreement

        We entered into an employment agreement with Ms. Mason on September 29, 2008 (the "Mason Employment Agreement"). Pursuant to the Mason Employment Agreement, Ms. Mason will continue to serve as our President and Chief Executive Officer. The Mason Employment Agreement also provides that during Ms. Mason's employment we will nominate, and use our reasonable efforts to cause the election of, Ms. Mason to serve as a member of the Board. The term of the Mason Employment Agreement continues until Ms. Mason's resignation, death or disability (including an waiting or qualifying period) as defined in the long-term disability insurance maintained by us for Ms. Mason or until our Board of Directors terminates Ms. Mason's employment. The Mason Employment Agreement provides for an annual base salary of $750,000 per year or such higher rate as our Compensation Committee may designate. Ms. Mason is also eligible to participate in our annual Cash Incentive Plan. The amount of the bonus may vary from year to year and is contingent upon our achievement of predetermined performance goals and the approval of our Compensation Committee.

Ms. Mason is also eligible to receive a discretionary cash bonus or other cash bonus outside of our annual Cash Incentive Plan for services performed by Ms. Mason during a fiscal year. In addition, the Mason Employment Agreement provides that Ms. Mason may receive additional compensation, contingent upon the approval of the 2008 Plan plus participation in our benefit plans and other fringe benefits. The terms and conditions of this additional compensation are described in "Benefits Under the 2008 Plan" of Proposal No. 2 above.

        If Ms. Mason's employment is terminated by us without Cause (as defined below) or by Ms. Mason with Good Reason (as defined below), and, in either case, there has been no Change of Control (as defined below) during the three years before such termination, then Ms. Mason will be entitled to receive for 18 months thereafter severance payments (the "Monthly Severance Payments") equal to 1/12 of the sum (the "Termination Payment Sum") of (i) Ms. Mason's base salary then in effect; (ii) the most recent cash bonuses for a full fiscal year received by Ms. Mason; and (iii) the amount of the most recent Mason Additional Compensation Ms. Mason has received for a full fiscal year. The "Mason Additional Compensation" is defined above to include the annual restricted stock award granted to Ms. Mason (if the 2008 Plan is approved) or the $500,000 annual cash bonus that will be received by Ms. Mason (if the 2008 Plan is not approved). Additionally, (1) (a) the New Mason Stock Options, (b) the options to purchase shares of Common Stock granted to Ms. Mason on July 25, 2000 in connection with her original employment agreement, and (c) the options to purchase shares of Common Stock granted to Ms. Mason on April 23, 2003 (collectively, the options referred to in (a), (b) and (c), the "Mason Stock Options"), that are then vested will continue to be exercisable until the end of their term, and (2) of the Mason Stock Options which are not then vested, an amount of options equal to that amount which would have vested within one year of such termination will vest and become exercisable upon such termination and continue to be exercisable until the end of their term.

        If Ms. Mason's employment is terminated by us without Cause, or if Ms. Mason terminates her employment with Good Reason, and (in either case), there has been a Change of Control during the three years before such termination, then Ms. Mason will be entitled to receive a lump sum payment in an amount equal to: (1) if the termination of employment occurs before the first anniversary of the date of the Change of Control, 2.99 times the Termination Payment Sum; (2) if the termination of employment occurs after the first anniversary of the date of the Change of Control, but before the second anniversary of the date of the Change of Control, 2.25 times the Termination Payment Sum; and (3) if the termination of employment occurs after the second anniversary of the date of the Change of Control but before the third anniversary of the date of the Change of Control, 1.5 times the Termination Payment Sum.

        If Ms. Mason's employment is terminated for any other reason other than as set forth above in the preceding paragraphs, Ms. Mason will only be entitled to her base salary through the date of termination of employment, provided, however, that if such employment is terminated by her death, we will continue to cover Ms. Mason's immediate family under her medical and dental insurance for six months.

        For purposes of the Mason Employment Agreement:

  (i)
  "Cause" means (a) the commission of a felony or a crime involving moral turpitude or the commission of any other act or omission involving willful dishonesty, disloyalty or fraud with respect to us or any of our subsidiaries; (b) conduct tending to bring us or any of our subsidiaries into substantial public disgrace or disrepute; (c) substantial and repeated failure, after reasonable notice and opportunity to cure, to perform duties consistent with the office of Ms. Mason as reasonably directed by our Board; (d) gross negligence or willful misconduct with respect to us or any of our subsidiaries; or (e) any breach of the confidentiality, non-compete and non-solicitation provisions contained the Mason Employment Agreement (as described below);

  (ii)
  "Good Reason" means (a) removal, without the consent of Ms. Mason in writing, from the office of the President and Chief Executive Officer, failure of Ms. Mason to be nominated as a director of us, failure of us to cause the election of Ms. Mason as a director of us, or any material reduction in Ms. Mason's authority or responsibility, other than as a result of a valid termination for Cause; (b) the movement of our chief executive office more than 50 miles from its current location, unless Ms. Mason approves; (c) a directive that Ms. Mason not work principally at our chief executive offices, unless Ms. Mason approves; (d) we materially breach the. Mason Employment Agreement or purport to attempt to terminate it for cause without the right to do so; and (e) the failure to provide to Ms. Mason any applicable employee benefit or any indemnification protection provided to other senior executive officers, unless Ms. Mason approves; and

  (iii)
  "Change of Control" has the same meaning ascribed to such term in the 2008 Plan (as described in "Change in Control; Termination" of Proposal No. 2 above), but if our stockholders do not approve the 2008 Plan at the Annual Meeting, then "Change in Control" will have the meaning ascribed to such term in the 1997 Plan.

        The Mason Employment Agreement provides that Ms. Mason may not compete with us or solicit our employees, or interfere with certain of our business relationships, during her employment with us and for a period of 18 months after her termination. Additionally, Ms. Mason is not allowed to disclose any confidential information related to us known to her prior to the date of the Mason Employment Agreement or while employed by us concerning our business or affairs and those of our subsidiaries.

Stephanie Bowman

        The following table shows the potential payments upon termination or change of control of the Company for Stephanie Bowman, the Company's Executive Vice President and Chief Financial Officer, as of the fiscal year ended June 30, 2008:

Executive Benefits and Payments Upon Separation	Voluntary Termination	Retirement	Involuntary Termination	Change of Control	Disability	Death
Compensation:
Incentive cash bonus	—	—	—	—	—	—
Long-term incentive compensation:
Stock Options	—	—	—	—	—	—
Restricted Stock Awards	$41,100	$41,100	$41,100	$41,100	$41,100	$41,100
Benefits & perquisites
Health & welfare benefits	—	—	—	—	—	—
Life insurance proceeds	—	—	—	—	—	$300,000
Cash severance	—	—	—	—	—	—
Accrued vacation pay	$17,692	$17,692	$17,692	$17,692	$17,692	$17,692
Total	$58,792	$58,792	$58,792	$58,792	$58,792	$358,792

Michael Marchetti

        The following table shows the potential payments upon termination or change of control of the Company for Michael Marchetti, the Company's Executive Vice President and Chief Operating Officer, as of the fiscal year ended June 30, 2008:

Executive Benefits and Payments Upon Separation	Voluntary Termination	Retirement	Involuntary Termination	Change of Control	Disability	Death
Compensation:
Incentive cash bonus	—	—	—	—	—	—
Long-term incentive compensation:
Stock Options	—	—	—	—	—	—
Restricted Stock Awards	$102,750	$102,750	$102,750	$102,750	$102,750	$102,750
Benefits & perquisites
Health & welfare benefits	—	—	—	—	—	—
Life insurance proceeds	—	—	—	—	—	$300,000
Cash severance	—	—	—	—	—	—
Accrued vacation pay	$28,077	$28,077	$28,077	$28,077	$28,077	$28,077
Total	$130,827	$130,827	$130,827	$130,827	$130,827	$430,827

Marchetti Employment Agreement

        We entered into an employment agreement with Mr. Marchetti on October 2, 2008 (the "Marchetti Employment Agreement"). Pursuant to the Marchetti Employment Agreement, Mr. Marchetti will continue to serve as our Executive Vice President and Chief Operating Officer. The term of the Marchetti Employment Agreement continues until Mr. Marchetti's resignation, death or disability (including an waiting or qualifying period) as defined in the long-term disability insurance maintained by us for Mr. Marchetti or until our Board of Directors terminates Mr. Marchetti's employment. The Marchetti Employment Agreement provides for an annual base salary of $450,000 per year or such higher rate as our Compensation Committee may designate. Mr. Marchetti is also eligible to participate in our annual Cash Incentive Plan. The amount of the bonus may vary from year to year and is contingent upon our achievement of predetermined performance goals and the approval of the Compensation Committee. Mr. Marchetti is also eligible to receive a discretionary cash bonus or other cash bonus outside of our annual Cash Incentive Plan for services performed by Mr. Marchetti during a fiscal year. In addition, the Marchetti Employment Agreement provides that Mr. Marchetti may receive additional compensation, contingent upon the approval of the 2008 Plan plus participation in our benefit plans and other fringe benefits. The terms and conditions of this additional compensation are described in "Benefits Under to 2008 Plan" of Proposal No. 2 above.

        If Mr. Marchetti's employment is terminated by us without Cause (as defined below) or by Mr. Marchetti with Good Reason (as defined below), and, in either case, there has been no Change of Control (as defined below) during the three years before such termination, then Mr. Marchetti will be entitled to receive for 18 months thereafter severance payments (the "Monthly Severance Payments") equal to 1/12 of the sum (the "Termination Payment Sum") of (i) Mr. Marchetti's base salary then in effect and (ii) the most recent cash bonuses for a full fiscal year received by Mr. Marchetti (including bonuses pursuant to our annual Cash Incentive Plan and any annual cash bonus pursuant to the Marchetti Additional Compensation. The "Marchetti Additional Compensation" is defined above to include the one time restricted stock award granted to Mr. Marchetti (if the 2008 Plan is approved) or the $200,000 annual cash bonus that will be received by Mr. Marchetti (if the 2008 Plan is not approved). Additionally, (1) (a) the New Marchetti Stock Options, (b) the options to purchase shares of Common Stock granted to Mr. Marchetti as described in paragraph 3(c) of the Marchetti Employment Agreement (collectively, the options referred to in (a) and (b), the "Marchetti Stock Options"), that are then vested will continue to be exercisable until the end of their term, and (2) of the Marchetti Stock Options which are not then vested, an amount of options equal to that amount which would have vested within one year of such termination will vest and become exercisable upon such termination and continue to be exercisable until the end of their term.

        If Mr. Marchetti's employment is terminated by us without Cause, or if Mr. Marchetti terminates his employment with Good Reason, and (in either case), there has been a Change of Control during the three years before such termination, then Mr. Marchetti will be entitled to receive a lump sum payment in an amount equal to: (1) if the termination of employment occurs before the first anniversary of the date of the Change of Control, 2.99 times the Termination Payment Sum; (2) if the termination of employment occurs after the first anniversary of the date of the Change of Control, but before the second anniversary of the date of the Change of Control, 2.25 times the Termination Payment Sum; and (3) if the termination of employment occurs after the second anniversary of the date of the Change of Control but before the third anniversary of the date of the Change of Control, 1.5 times the Termination Payment Sum.

        If Mr. Marchetti's employment is terminated for any other reason other than as set forth above in the preceding paragraphs, Mr. Marchetti will only be entitled to his base salary through the date of termination of employment, provided, however, that if such employment is terminated by his death, we will continue to cover Mr. Marchetti's immediate family under his medical and dental insurance for six months.

        For purposes of the Marchetti Employment Agreement:

  (i)
  "Cause" means (a) the commission of a felony or a crime involving moral turpitude or the commission of any other act or omission involving willful dishonesty, disloyalty or fraud with respect to us or any of our subsidiaries; (b) conduct tending to bring us or any of our subsidiaries into substantial public disgrace or disrepute; (c) substantial and repeated failure, after reasonable notice and opportunity to cure, to perform duties consistent with the office of Mr. Marchetti as reasonably directed by our Board; (d) gross negligence or willful misconduct with respect to us or any of our subsidiaries; or (e) any breach of the confidentiality, non-compete and non-solicitation provisions contained the Marchetti Employment Agreement (as described below);

  (ii)
  "Good Reason" means (a) removal, without the consent of Mr. Marchetti in writing, from the office of Executive Vice President and Chief Operating Officer, or any material reduction in Mr. Marchetti's authority or responsibility, other than as a result of a valid termination for Cause; (b) the movement of our chief executive office more than 50 miles from its current location, unless Mr. Marchetti approves; (c) a directive that Mr. Marchetti not work principally at our chief executive offices, unless Mr. Marchetti approves; (d) we materially breach the. Marchetti Employment Agreement or purport to attempt to terminate it for cause without the right to do so; and (e) the failure to provide to Mr. Marchetti any applicable employee benefit or any indemnification protection provided to other senior executive officers, unless Mr. Marchetti approves; and

  (iii)
  "Change of Control" has the same meaning ascribed to such term in the 2008 Plan (as described in "Change in Control; Termination" of Proposal No. 2 above), but if our stockholders do not approve the 2008 Plan at the Annual Meeting, then "Change in Control" will have the meaning ascribed to such term in the 1997 Plan.

        The Marchetti Employment Agreement provides that Mr. Marchetti may not compete with us or solicit our employees, or interfere with certain of our business relationships, during his employment with us and for a period of 18 months after his termination. Additionally, Mr. Marchetti is not allowed to disclose any confidential information related to us known to him prior to the date of the Marchetti

Employment Agreement or while employed by us concerning our business or affairs and those of our subsidiaries.

Melinda Page

        The following table shows the potential payments upon termination or change of control of the Company for Melinda Page, the Company's Senior Vice President and General Merchandise Manager, as of the fiscal year ended June 30, 2008:

Executive Benefits and Payments Upon Separation	Voluntary Termination	Retirement	Involuntary Termination	Change of Control	Disability	Death
Compensation:
Incentive cash bonus	—	—	—	—	—	—
Long-term incentive compensation:
Stock Options	—	—	—	—	—	—
Restricted Stock Awards	$61,650	$61,650	$61,650	$61,650	$61,650	$61,650
Benefits & perquisites
Health & welfare benefits	—	—	—	—	—	—
Life insurance proceeds	—	—	—	—	—	$300,000
Cash severance	—	—	—	—	—	—
Accrued vacation pay	$12,692	$12,692	$12,692	$12,692	$12,692	$12,692
Total	$74,342	$74,342	$74,342	$74,342	$74,342	$374,342

Ross Manning

        The following table shows the potential payments upon termination or change of control of the Company for Ross Manning, the Company's Senior Vice President and General Merchandise Manager.

Executive Benefits and Payments Upon Separation	Voluntary Termination	Retirement	Involuntary Termination	Change of Control	Disability	Death
Compensation:
Incentive cash bonus	—	—	—	—	—	—
Long-term incentive compensation:
Stock Options	—	—	—	—	—	—
Restricted Stock Awards	$61,650	$61,650	$61,650	$61,650	$61,650	$61,650
Benefits & perquisites
Health & welfare benefits	—	—	—	—	—	—
Life insurance proceeds	—	—	—	—	—	$300,000
Cash severance	—	—	—	—	—	—
Accrued vacation pay	$13,543	$13,543	$13,543	$13,543	$13,543	$13,543
Total	$75,193	$75,193	$75,193	$75,193	$75,193	$375,193

Elizabeth Schroeder

        Ms. Schroeder resigned from the Company on January 16, 2008. Ms. Schroeder received payment for accrued vacation in the amount of $16,532, which amount is included in column (c) in the Summary Compensation Table above.

 DIRECTOR COMPENSATION

        The table below summarizes the compensation paid by the Company to non-employee directors for the twelve month period ended June 30, 2008.

Name (a)(1)	Fees Earned or Paid in Cash ($) (b)	Stock Awards ($) (c)(2)	Option Awards ($) (d)(2)	Non-Equity Incentive Plan Compensation ($) (e)	Change in Pension Value and Non qualified Deferred Compensation Earnings (f)	All Other Compensation ($) (g)	Total ($) (h)
Benjamin D. Chereskin	$47,000	—	—	—	—	—	$47,000
Henry F. Frigon	$40,750	$57,654	—	—	—	—	$98,404
William J. Hunckler, III	$48,750	$44,948	—	—	—	—	$93,698
Bruce A. Quinnell	$116,750	$44,948	$25,913	—	—	—	$187,611
Robin P. Selati	$38,500	—	—	—	—	—	$38,500
David B. Green	$17,500	$20,383	$1,186	—	—	—	$39,069
Starlette Johnson	—	$11,149	$2,002	—	—	—	$13,151

(1)
Kathleen Mason, the Company's President and Chief Executive Officer, is not included in this table as she is also an employee of the Company.

(2)
The amounts in columns (c) and (d) reflect the dollar amount recognized for financial statement reporting purposes for the twelve month period ended June 30, 2008, in accordance with FAS 123(R) of Awards pursuant to the 1997 Plan and the 2004 Plan and thus include amounts from Awards granted in and prior to 2006. Assumptions used in the calculation of this amount are included in footnote 7 to the Company's audited financial statements for the twelve month period ended June 30, 2008 included in the Company's Annual Report on Form 10-K. As of June 30, 2008, each non-employee director had the following number of exercisable options outstanding: Benjamin D. Chereskin: 0; Henry F. Frigon: 21,822; William J. Hunckler, III: 0; Bruce A. Quinnell: 7,720; Robin P. Selati: 0; David B. Green: 2,464; and Starlette Johnson: 752.

        The Company uses a combination of cash and equity-based compensation to attract and retain qualified candidates to serve on the Board. Options received by directors vest daily over four years. Other equity Awards received by directors vest in one year after the previous annual meeting of stockholders.

        Effective April 1, 2007, the Company adopted the following compensation program for non-employee directors ("New Director Compensation"):

	Board Fees	Audit Committee Fees	Compensation Committee Fees
Annual retainer	$30,000	—	—
Chairman fee	$30,000	$20,000	$10,000
In-person meeting fee	$2,500	$1,500	$1,000
Telephonic meeting fee	$1,000	$750	$500
Restricted stock—value	$25,000–50,000	—	—

        In the twelve month period ended June 30, 2008, the Board granted restricted stock awards (valued based on the fair market value on the date of grant as defined in the 1997 and 2004 Plan) to each of the non-employee directors as follows: $50,000 to each of Mr. Hunckler, Mr. Quinnell, and Mr. Frigon; and $37,500 to each of Mr. Green and Ms. Johnson. Each such award vests one year after the date of grant. Neither Mr. Chereskin nor Mr. Selati, who are Managing Directors of Madison Dearborn Partners, LLC, received any equity awards for their service as a director.

        Under the New Director Compensation Plan, directors continue to receive reimbursement for their out-of-pocket expenses incurred in attending Board and committee meetings and the standard 20% discount on merchandise purchases provided to all of our employees.

 REPORT OF THE AUDIT COMMITTEE

        The Audit Committee oversees Tuesday Morning Corporation's financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. In fulfilling its oversight responsibilities, the Committee reviewed the audited financial statements in the Annual Report on Form 10-K with management, which included a discussion of the quality, not just the acceptability of the accounting principles, the reasonableness of significant judgments, and the clarity of the disclosures in the financial statements.

        The Committee reviewed with the independent registered public accounting firm, who are responsible for expressing an opinion on the conformity of those audited financial statements with U.S. generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of Tuesday Morning Corporation's accounting principles. The Committee also reviewed with the independent registered public accounting firm other matters as are required to be discussed concerning Statement on Auditing Standards No. 61, as amended by Statement on Auditing Standards No. 90 (Communication with Audit Committees). In addition, the Committee has discussed with the independent registered public accounting firm the independent registered public accounting firm's independence from management and the Company, including the matters in the written disclosures required by Independence Standards Board Standard No. 1, and considered the compatibility of non-audit services with the independent registered public accounting firm's independence.

        The Committee discussed with the Company's independent registered public accounting firm the overall scope and plans for their respective audits. The Committee meets with the independent registered public accounting firm, with and without management present, to discuss the results of their examinations, their evaluations of the Company's internal controls, and the overall quality of the Company's financial reporting.

        The Committee meets with the Company's Director of Internal Audit and Chief Financial Officer to discuss the overall scope and results of projects, including evaluation of the Company's internal controls and the overall quality of the Company's financial reporting.

        In reliance on the reviews and discussions referred to above, the Committee recommended to the Board of Directors (and the Board approved) that the audited financial statements be included in the Annual Report on Form 10-K for the twelve month period ended June 30, 2008 for filing with the Securities and Exchange Commission. The Committee also selected Ernst & Young L.L.P. as the Company's independent registered public accounting firm for the fiscal year ending June 30, 2009.

As Members of the Audit Committee,

Bruce A. Quinnell, Chairman
William J. Hunckler, III
Starlette Johnson

 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

        The Audit Committee will apply the standards of Item 404(a) of Regulation S-K when evaluating certain relationships and related transactions. There are no formal written policies or procedures used by the Audit Committee to review, approve or ratify related party transactions. Rather, the Audit Committee reviews all related party transactions on a case by case basis for potential conflict of interest situations on an ongoing basis and uses its discretion in approving all such transactions. Since July 1, 2007, there have been no related party transactions requiring disclosure.

        The Company's Audit Committee Charter requires the Audit Committee to review and approve all related party transactions. On an annual basis, the Company determines whether there are any related party transactions that need to be evaluated and approved by the Audit Committee based on the responses received from each director and executive officer based on his or her questionnaire completed in conjunction with the Company's Form 10-K and proxy statement. While there are no formal written policies or procedures used by the Audit Committee to review, approve or ratify related party transactions, the Audit Committee considers the following factors in evaluating related party transactions:

  •
  the nature of the related person's interest in the transaction;

  •
  the presence of standard prices, rates, charges or terms otherwise consistent with arms-length dealings with unrelated third parties;

  •
  the materiality of the transaction to each party;

  •
  the reasons for the Company entering into the transaction with the related person;

  •
  the potential effect of the transaction on the status of a director as an independent;

  •
  outside or disinterested director or committee member; and

  •
  Any other factors the Audit Committee may deem relevant.

        Since there were no related party transactions requiring disclosure during fiscal 2008.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Exchange Act requires our directors and executive officers, and persons who own more than 10% of our Common Stock to report their initial ownership of our Common Stock and any subsequent changes in that ownership to the SEC. Specific due dates have been established by the SEC for the filing of these reports, and we are required to disclose in this Proxy Statement any failure to file by these dates. The SEC's rules require such persons to furnish the Company with copies of all Section 16(a) reports that they file. Based solely on our review of these reports and on written representations from the reporting persons that no Form 5 was required, we believe that the applicable Section 16(a) reporting requirements were complied with for all transactions which occurred during the twelve month period ended June 30, 2008 except that due to administrative oversight:

  •
  Mr. Green made one late filing on Form 4 covering the grant of options to purchase shares of our Common Stock under our 2004 Plan and a grant of Common Stock in connection with his appointment as director on January 2, 2008; and

  •
  Ms. Johnson made one late filing on Form 4 covering the grant of options to purchase shares of our Common Stock under our 2004 Plan and a grant of Common Stock in connection with her appointment as director on May 6, 2008.

 BENEFICIAL OWNERSHIP OF COMMON STOCK

        The following table sets forth certain information with respect to the beneficial ownership of our Common Stock as of September 24, 2008 by (1) each person (or group of affiliated persons) who is known by us to own beneficially more than 5% of the Common Stock outstanding on the Record Date, (2) each of our directors, (3) each of our executive officers named above in the Summary Compensation Table, and (4) all of our directors and executive officers as a group. Unless otherwise indicated, all stockholders set forth below have the same principal business address as the Company. The Company has determined beneficial ownership in accordance with the rules and regulations of the SEC. Unless otherwise indicated, to the Company's knowledge, each stockholder has sole voting and dispositive power with respect to the securities beneficially owned by that stockholder. On the Record Date, there were 42,577,320 shares of Common Stock outstanding.

	Shares Beneficially Owned
Name	Number	Percent
Madison Dearborn Capital Partners II, LP.(1) Three First National Plaza, Suite 4600 Chicago, IL 60602	11,388,526	26.8%
FMR LLC(2) 82 Devonshire Street Boston, MA 02109	6,216,135	14.6%
Franklin Resources, Inc.(3) One Franklin Parkway San Mateo, CA 94403	4,294,935	10.1%
Royce & Associates(4) 1414 Avenue of Americas New York, NY 10019	2,948,675	6.9%
Kathleen Mason(5)	1,117,000	2.6%
Stephanie D. Bowman(6)	69,015	*
Michael J. Marchetti(7)	323,081	*
Melinda Page(8)	120,384	*
Ross E. Manning(9)	131,706	*
Benjamin D. Chereskin(10)	11,388,526	26.8%
Robin P. Selati(10)	11,388,526	26.8%
William J. Hunckler, III(11)	8,452	*
Henry F. Frigon(12)	31,960	*
Bruce A. Quinnell(13)	18,171	*
David B. Green(14)	12,084	*
Starlette Johnson(15)	9,651	*
Elizabeth Schroeder(16)	—	—
All directors and named executive officers as a group (13 persons)	13,208,295	30.1%

*
Denotes ownership of less than 1.0%.

(1)
Based on information set forth in Schedule 13G/A filed with the SEC on February 14, 2006 by Madison Dearborn Capital Partners II, L.P., a Delaware limited partnership ("MDCP II"), Madison Dearborn Partners II, L.P., a Delaware limited partnership ("MDP II"), and Madison Dearborn Partners, Inc., a Delaware corporation ("MDP Inc.").

(2)
Based on information set forth in Schedule 13G/A filed with the SEC on February 14, 2008 by FMR LLC.

(3)
Based on information set forth in Schedule 13G/A filed with the SEC on July 10, 2008 by Franklin Resource, Inc., Charles B. Johnson, Rupert H. Johnson, Jr., and Franklin Advisory Services, LLC.

(4)
Based on information set forth in Schedule 13G/A filed with the SEC on February 1, 2008 by Royce & Associates, LLC.

(5)
Represents 967,000 shares that may be acquired upon the exercise of options that currently are exercisable or will become exercisable within 60 days of September 24, 2008 and 150,000 shares of restricted stock.

(6)
Represents 9,015 shares that may be acquired upon the exercise of options that currently are exercisable or will become exercisable within 60 days of September 24, 2008 and 60,000 shares of restricted stock.

(7)
Represents 223,081 shares that may be acquired upon the exercise of options that are currently exercisable or will become exercisable within 60 days of September 24, 2008 and 100,000 shares of restricted stock.

(8)
Represents 55,384 shares that may be acquired upon the exercise of options that are currently exercisable or will become exercisable within 60 days of September 24, 2008 and 65,000 shares of restricted stock.

(9)
Represents 89,206 shares that may be acquired upon the exercise of options that are currently exercisable or will become exercisable within 60 days of September 24, 2008 and 42,500 shares of restricted stock.

(10)
All of the shares indicated are held of record by MDCP II. Messrs. Chereskin and Selati are managing directors of MDP Inc., the general partner of MDP II, which in turn is the general partner of MDCP II, and therefore may be deemed to beneficially own the shares owned by MDCP II. Messrs. Chereskin and Selati disclaim beneficial ownership of such shares. The address of each of Messrs. Chereskin and Selati is Three First National Plaza, Suite 3800, Chicago, Illinois 60602.

(11)
Represents 1,686 shares of Common Stock held directly and 6,766 shares of restricted stock.

(12)
Represents 3,372 shares of Common Stock held directly, 21,822 shares that may be acquired upon the exercise of options that are currently exercisable or will become exercisable within 60 days of September 24, 2008 and 6,766 shares of restricted stock.

(13)
Represents 1,686 shares of Common Stock held directly, 9,719 shares that may be acquired upon the exercise of options that are currently exercisable or will become exercisable within 60 days of September 24, 2008 and 6,766 shares of restricted stock.

(14)
Represents 4,462 shares that may be acquired upon the exercise of options that are currently exercisable or will become exercisable within 60 days of September 24, 2008 and 7,622 shares of restricted stock.

(15)
Represents 2,751 shares that may be acquired upon the exercise of options that are currently exercisable or will become exercisable within 60 days of September 24, 2008 and 6,900 shares of restricted stock.

(16)
The options to purchase shares of our Common Stock previously reported by Ms. Schroeder in her Form 3 filed with the SEC on July 18, 2006 have terminated pursuant to the terms of the award.

 STOCKHOLDERS' PROPOSALS

        Pursuant to the Company's Amended and Restated By-laws (effective as of December 14, 2006) (the "By-laws"), for business to be properly brought before an annual meeting by a stockholder, a stockholder's written notice must be delivered to or mailed and received at the principal executive offices of the Company between May 11, 2009 and September 8, 2009. Pursuant to Rule 14a-4(c)(1) promulgated under the Exchange Act, the Company's management will have discretionary authority to vote on any matter of which the Company does not receive notice of by August 19, 2009, with respect to proxies submitted for the 2009 Annual Meeting of the Company's Stockholders. To be included in the Board of Directors' solicitation of proxies relating to the 2009 Annual Meeting of the Company's Stockholders, a stockholder proposal must be received at our principal executive offices, no later than June 5, 2009. Pursuant to the Company's By-laws, in order to nominate persons for election to the Board of Directors at the 2009 Annual Meeting of the Company's Stockholders, a stockholder must deliver notice, in the form specified in the Company's By-laws, to the secretary of the Company no later than August 9, 2009.

        We reserve the right to reject, rule out of order, or take other appropriate actions with respect to any proposal or nomination that does not comply with these and other applicable requirements.

INDEPENDENT REGISTERED PUBIC ACCOUNTING FIRM

        Ernst & Young LLP ("Ernst & Young") served as our independent registered public accounting firm for the twelve month period ended June 30, 2008 and the Audit Committee has selected Ernst & Young as the independent registered public accounting firm for the period ending June 30, 2009. The Board is soliciting the ratification of this selection by the Company's stockholders at the Annual Meeting.

        Representatives of Ernst & Young are expected to be present at the Annual Meeting and may make a statement if they so desire and will be available to respond to appropriate questions.

Audit Fees

        The aggregate fees billed by Ernst & Young for professional services rendered for the audit of the Company's annual financial statements, including the audit of the Company's internal control over financial reporting, for the twelve month period ended June 30, 2008 and the review of the financial statements included in the Company's Quarterly Reports on Form 10-Q for the first three quarters of fiscal year 2008 were $535,000. For the audit of the Company's annual financial statements, including the audit of management's assessment of internal control over financial reporting, for the six-month period ended June 30, 2007 and the review of the financial statements included in the Company's Quarterly Report on Form 10-Q for the quarter ended March 31, 2007 were $525,000. For the audit of the Company's annual financial statements, including the audit of management's assessment of internal control over financial reporting, for the twelve month period ended December 31, 2006 and the reviews of the financial statements included in the Company's Quarterly Reports on Form 10-Q for the first three quarters of 2006 were $520,000, and the services rendered in connection with the Prospectus Supplement were $490,000.

Audit-Related Fees

        The aggregate fees billed by Ernst & Young for audit-related services rendered for the twelve- month period ended June 30, 2008, the six month period ended June 30, 2007 and the twelve month period ended December 31, 2006, respectively, were $29,340, $0 and $31,310. Audit-related fees consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our consolidated financial statements and are not reported under "Audit Fees." These services primarily include consultations concerning financial accounting and reporting.

Tax Fees

        The aggregate fees billed by Ernst & Young for tax-related services rendered for the twelve-month period ended June 30, 2008, the six-month period ended June 30, 2007 and the twelve-month period ended December 31, 2006, respectively, were $36,000, $30,000 and $20,000. Tax fees consist of fees billed for tax services that are unrelated to the audit of our consolidated financial statements and include assistance regarding federal, state and local tax compliance, approved tax planning and other tax advice.

All Other Fees

        Miscellaneous amounts paid for access to accounting and auditing updates for the twelve-month period ended June 30, 2008, the six-month period ended June 30, 2007 and the twelve-month period ended December 31, 2006 were $0, $0 and $3,789, respectively.

        The Audit Committee has considered whether the provision of the services by Ernst and Young, as described above in "All Other Fees," is compatible with maintaining the independence of our independent registered public accounting firm.

Pre-Approval Policies and Procedures

        The Audit Committee has adopted a policy that requires advance approval of all audit fees, audit-related fees, tax services and other services performed by our independent registered public accounting firm. The policy provides for pre-approval by the Audit Committee of specifically defined audit and non-audit services. Unless the specific service has been previously pre-approved with respect to that year (and except for items exempt from pre-approval under applicable laws and rules), the Audit Committee must approve the permitted service before the independent registered public accounting firm is engaged to perform it. The Audit Committee has delegated to the Chairman of the Audit Committee authority to approve permitted services provided that the Chairman reports any decisions to the Committee at its next scheduled meeting. All audit and non-audit services for the twelve-month period ended June 30, 2008 were pre-approved by the Audit Committee.

OTHER MATTERS

        As of the date of this Proxy Statement, the Board of Directors is not aware of any matter to be presented for action at the Annual Meeting other than the matters set forth herein. If any other matters should arise at the Annual Meeting, shares represented by proxies will be voted at the discretion of the proxy holders.

By Order of the Board of Directors,
TUESDAY MORNING CORPORATION
/s/ STEPHANIE BOWMAN Stephanie Bowman Secretary
Dallas, Texas, October 9, 2008

 Annex A

         TUESDAY MORNING CORPORATION

2008 LONG-TERM EQUITY INCENTIVE PLAN

A-i

2.42	SAR	A-5
2.43	Section 409A	A-5
2.44	Stock	A-5
2.45	Subsidiary Corporation	A-5
2.46	Substantial Risk of Forfeiture	A-5
2.47	Tandem SAR	A-5
2.48	Ten Percent Stockholder	A-5
2.49	Termination of Employment	A-5
2.50	Third Party Service Provider	A-5
ARTICLE III	ELIGIBILITY AND PARTICIPATION	A-5
3.1	Eligibility	A-5
3.2	Participation	A-6
ARTICLE IV	GENERAL PROVISIONS RELATING TO AWARDS	A-6
4.1	Authority to Grant Awards	A-6
4.2	Dedicated Shares; Maximum Awards	A-6
4.3	Shares That Count Against Limit	A-6
4.4	Non-Transferability	A-7
4.5	Requirements of Law	A-7
4.6	Changes in the Company's Capital Structure	A-7
4.7	Election Under Section 83(b) of the Code	A-10
4.8	Forfeiture for Cause	A-10
4.9	Forfeiture Events	A-10
4.10	Award Agreements	A-10
4.11	Amendments of Award Agreements	A-10
4.12	Rights as Stockholder	A-11
4.13	Issuance of Shares of Stock	A-11
4.14	Restrictions on Stock Received	A-11
4.15	Compliance With Section 409A	A-11
4.16	Source of Shares Deliverable Under Awards	A-11
4.17	Date of Grant	A-11
ARTICLE V	OPTIONS	A-11
5.1	Authority to Grant Options	A-11
5.2	Type of Options Available	A-11
5.3	Option Agreement	A-11
5.4	Option Price	A-12
5.5	Duration of Option	A-12
5.6	Amount Exercisable	A-12
5.7	Exercise of Option	A-12
5.8	Notification of Disqualifying Disposition	A-12
5.9	No Rights as Stockholder	A-12
5.10	$100,000 Limitation on ISOs	A-13
ARTICLE VI	STOCK APPRECIATION RIGHTS	A-13
6.1	Authority to Grant SAR Awards	A-13
6.2	Type of Stock Appreciation Rights Available	A-13
6.3	General Terms	A-13
6.4	SAR Agreement	A-13

A-ii

6.5	Term of SAR	A-13
6.6	Exercise of Freestanding SARs	A-13
6.7	Exercise of Tandem SARs	A-14
6.8	Payment of SAR Amount	A-14
6.9	Termination of Employment or Affiliation	A-14
ARTICLE VII	RESTRICTED STOCK AWARDS	A-14
7.1	Restricted Stock Awards	A-14
7.2	Restricted Stock Award Agreement	A-14
7.3	Holder's Rights as Stockholder	A-15
ARTICLE VIII	RESTRICTED STOCK UNIT AWARDS	A-15
8.1	Authority to Grant RSU Awards	A-15
8.2	RSU Award	A-15
8.3	RSU Award Agreement	A-15
8.4	Dividend Equivalents	A-15
8.5	Form of Payment Under RSU Award	A-15
8.6	Time of Payment Under RSU Award	A-15
ARTICLE IX	PERFORMANCE STOCK AWARDS AND PERFORMANCE UNIT AWARDS	A-15
9.1	Authority to Grant Performance Stock Awards and Performance Unit Awards	A-15
9.2	Performance Goals	A-16
9.3	Time of Establishment of Performance Goals	A-16
9.4	Written Agreement	A-17
9.5	Form of Payment Under Performance Unit Award	A-17
9.6	Time of Payment Under Performance Unit Award	A-17
9.7	Holder's Rights as Stockholder With Respect to a Performance Stock Award	A-17
9.8	Increases Prohibited	A-17
9.9	Stockholder Approval	A-17
9.10	Dividend Equivalents	A-17
ARTICLE X	OTHER STOCK-BASED AWARDS	A-17
10.1	Authority to Grant Other Stock-Based Awards	A-17
10.2	Value of Other Stock-Based Award	A-17
10.3	Payment of Other Stock-Based Award	A-17
10.4	Termination of Employment or Affiliation	A-17
ARTICLE XI	SUBSTITUTION AWARDS	A-18
ARTICLE XII	ADMINISTRATION	A-18
12.1	Awards	A-18
12.2	Authority of the Committee	A-18
12.3	Decisions Binding	A-19
12.4	No Liability	A-19
ARTICLE XIII	AMENDMENT OR TERMINATION OF PLAN	A-19
13.1	Amendment, Modification, Suspension, and Termination	A-19
13.2	Awards Previously Granted	A-19
ARTICLE XIV	ACCELERATION OF VESTING FOR CERTAIN AWARDS ON CHANGE IN CONTROL OF THE COMPANY	A-19

A-iii

ARTICLE XV	MISCELLANEOUS	A-20
15.1	Unfunded Plan/No Establishment of a Trust Fund	A-20
15.2	No Employment Obligation	A-20
15.3	Tax Withholding	A-20
15.4	Indemnification of the Committee	A-21
15.5	Gender and Number	A-21
15.6	Severability	A-21
15.7	Headings	A-21
15.8	Other Compensation Plans	A-21
15.9	Retirement and Welfare Plans	A-21
15.10	Other Awards	A-21
15.11	Successors	A-22
15.12	Law Limitations/Governmental Approvals	A-22
15.13	Delivery of Title	A-22
15.14	Inability to Obtain Authority	A-22
15.15	Investment Representations	A-22
15.16	Persons Residing Outside of the United States	A-22
15.17	Arbitration of Disputes	A-22
15.18	No Fractional Shares	A-22
15.19	Governing Law	A-22

A-iv

TUESDAY MORNING CORPORATION
2008 LONG-TERM EQUITY INCENTIVE PLAN

ARTICLE I

ESTABLISHMENT, PURPOSE AND DURATION

        1.1    Establishment.    The Company hereby establishes an incentive compensation plan, to be known as the "Tuesday Morning Corporation 2008 Long-Term Equity Incentive Plan", as set forth in this document. The Plan permits the grant of Options, SARs, Restricted Stock, RSUs, Performance Stock Awards, Performance Unit Awards and Other Stock-Based Awards. The Plan shall become effective on the later of (a) the date the Plan is approved by the Board and (b) the date the Plan is approved by the stockholders of the Company (the "Effective Date").

        1.2    Purpose of the Plan.    The Plan is intended to promote the long-term growth and profitability of the Company by providing certain directors, officers, and key Employees of, and certain other key individuals who perform services for, the Company and its Affiliates with incentives to maximize stockholder value and otherwise contribute to the success of the Company and enabling the Company to attract, retain and reward the best available persons for positions of substantial responsibility.

        1.3    Duration of the Plan.    The Plan shall continue indefinitely until it is terminated pursuant to Section 13.1. No Awards may be granted under the Plan on or after the tenth anniversary of the Effective Date. The applicable provisions of the Plan will continue in effect with respect to an Award granted under the Plan for as long as such Award remains outstanding.

ARTICLE II

DEFINITIONS

        The words and phrases defined in this Article shall have the meaning set out below throughout the Plan, unless the context in which any such word or phrase appears reasonably requires a broader, narrower or different meaning.

        2.1   "Affiliate" means any corporation, partnership, limited liability company or association, trust or other entity or organization which, directly or indirectly, controls, is controlled by, or is under common control with, the Company. For purposes of the preceding sentence, "control" (including, with correlative meanings, the terms "controlled by" and "under common control with"), as used with respect to any entity or organization, shall mean the possession, directly or indirectly, of the power (a) to vote more than fifty percent (50%) of the securities having ordinary voting power for the election of directors of the controlled entity or organization, or (b) to direct or cause the direction of the management and policies of the controlled entity or organization, whether through the ownership of voting securities or by contract or otherwise.

        2.2   "Award" means, individually or collectively, a grant under the Plan of Options, SARs, Restricted Stock, RSUs, Performance Stock Awards, Performance Unit Awards, and Other Stock-Based Awards, in each case subject to the terms and provisions of the Plan.

        2.3   "Award Agreement" means an agreement that sets forth the terms and conditions applicable to an Award granted under the Plan.

        2.4   "Board" means the board of directors of the Company.

        2.5   "Change in Control" means the occurrence of one of the following events:

          (a)   if any "person" or "group" as those terms are used in Sections 13(d) and 14(d) of the Exchange Act, other than an Exempt Person, is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 50% or more of the combined voting power of the Company's then outstanding securities; or

          (b)   the stockholders of the Company approve a merger or consolidation of the Company with any other corporation, other than a merger or consolidation (1) which would result in all or a portion of the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 50% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation or (2) by which the corporate existence of the Company is not affected and following which the Company's chief executive officer and directors retain their positions with the Company (and constitute at least a majority of the Board);

          (c)   the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all the Company's assets, other than a sale to an Exempt Person; or

          (d)   the individuals who are Incumbent Directors cease for any reason to constitute a majority of the members of the Board.

        2.6   "Code" means the United States Internal Revenue Code of 1986, as amended from time to time.

        2.7   "Committee" means (a) in the case of an Award granted to a Director, the Board, and (b) in the case of any other Award granted under the Plan, a committee of at least two persons, who are members of the Compensation Committee of the Board and are appointed by the Compensation Committee of the Board, or, to the extent it chooses to operate as the Committee, the Compensation Committee of the Board. Each member of the Committee in respect of his or her participation in any decision with respect to an Award that is intended to satisfy the requirements of section 162(m) of the Code must satisfy the requirements of "outside director" status within the meaning of section 162(m) of the Code; provided, however, that the failure to satisfy such requirement shall not affect the validity of the action of any committee otherwise duly authorized and acting in the matter. For all purposes of the Plan, the Chief Executive Officer of the Company shall be deemed to be the "Committee" with respect to Awards granted by him or her pursuant to Section 4.1.

        2.8   "Company" means Tuesday Morning Corporation, a Delaware corporation, or any successor (by reincorporation, merger or otherwise).

        2.9   "Corporate Change" shall have the meaning ascribed to that term in Section 4.6(c).

        2.10 "Covered Employee" means an Employee who is a "covered employee," as defined in section 162(m) of the Code and the regulations or other guidance promulgated by the Internal Revenue Service under section 162(m) of the Code, or any successor statute.

        2.11 "Director" means a director of the Company who is not an Employee.

        2.12 "Disability" means as determined by the Committee in its discretion exercised in good faith, (a) in the case of an Award that is exempt from the application of the requirements of Section 409A, a physical or mental condition of the Holder that would entitle him to payment of disability income payments under the Company's long-term disability insurance policy or plan for employees as then in effect; or in the event that the Holder is a Director or is not covered, for whatever reason, under the Company's long-term disability insurance policy or plan for employees or in the event the Company does not maintain such a long-term disability insurance policy, "Disability" means a permanent and total disability as defined in section 22(e)(3) of the Code and (b) in the case of an Award that is not exempt from the application of the requirements of Section 409A, (i) the Holder is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, or (ii) the Holder is, by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, receiving income replacement benefits for a period of not less than three months under an accident and health plan covering employees of the Company. A determination of Disability may be made by a physician selected or approved by the Committee and, in this respect, the Holder shall submit to an examination by such physician upon request by the Committee.

        2.13 "Dividend Equivalent" means a payment equivalent in amount to dividends paid to the Company's stockholders.

        2.14 "Effective Date" shall have the meaning ascribed to that term in Section 1.1.

        2.15 "Employee" means (a) a person employed by the Company or any Affiliate as a common law employee or (b) a person who has agreed to become a common law employee of the Company or any Affiliate and is expected to become such within six (6) months from the date of a determination made for purposes of the Plan.

        2.16 "Exchange Act" means the Securities Exchange Act of 1934, or any successor act, and the rules and regulations thereunder, as such laws, rules and regulations may be amended from time to time.

        2.17 "Exempt Person" means (a) Madison Dearborn Capital Partners II, L.P., (b) any person, entity or group controlling, controlled by or under common control with the entity named in clause (a), or (c) any employee benefit plan of the Company or a trustee or other administrator or fiduciary holding securities under an employee benefit plan of the Company.

        2.18 "Fair Market Value" of the Stock as of any particular date means,

          (a)   if the Stock is traded on a stock exchange,

              (i)  and if the Stock is traded on that date, the closing sale price of the Stock on that date; or

             (ii)  and if the Stock is not traded on that date, the closing sale price of the Stock on the last trading date immediately preceding that date;

        as reported on the principal securities exchange on which the Stock is traded; or

          (b)   if the Stock is traded in the over-the-counter market,

              (i)  and if the Stock is traded on that date, the average between the high bid and low asked price on that date; or

             (ii)  and if the Stock is not traded on that date, the average between the high bid and low asked price on the last trading date immediately preceding that date;

  as reported in such over-the-counter market; provided, however, that (x) if the Stock is not so traded, or (y) if, in the discretion of the Committee, another means of determining the fair market value of a share of Stock at such date shall be necessary or advisable, the Committee may provide for another method or means for determining such fair market value, which method or means shall comply with the requirements of a reasonable valuation method as described under Section 409A.

        2.19 "Fiscal Year" means the Company's fiscal year.

        2.20 "Freestanding SAR" means a SAR that is granted pursuant to Article VI independently of any Option.

        2.21 "Full Value Award" means an Award other than in the form of an ISO, NSO, or SAR, and which is settled by the issuance of shares of Stock.

        2.22 "Holder" means a person who has been granted an Award or any person who is entitled to receive shares of Stock or cash under an Award.

        2.23 "Incumbent Director" means:

          (a)   a member of the Board on the Effective Date; or

          (b)   an individual:

            (1)   who becomes a member of the Board after the Effective Date;

            (2)   whose appointment or election by the Board or nomination for election by the Company's stockholders is approved or recommended by a vote of at least two-thirds of the then serving Incumbent Directors (as defined herein); and

            (3)   whose initial assumption of service on the Board is not in connection with an actual or threatened election contest.

        2.24 "ISO" means an Option that is intended to be an "incentive stock option" that satisfies the requirements of section 422 of the Code.

        2.25 "Minimum Statutory Tax Withholding Obligation" means, with respect to an Award, the amount the Company or an Affiliate is required to withhold for federal, state, local and foreign taxes based upon the applicable minimum statutory withholding rates required by the relevant tax authorities.

        2.26 "NSO" means an Option that is intended to be a "nonqualified stock option" that does not satisfy the requirements of section 422 of the Code.

        2.27 "Option" means an option to purchase Stock granted pursuant to Article V.

        2.28 "Optionee" means a person who has been granted an Option or any other person who is entitled to exercise an Option under the Plan.

        2.29 "Option Price" shall have the meaning ascribed to that term in Section 5.4.

        2.30 "Other Stock-Based Award" means an equity-based or equity-related Award not otherwise described by the terms and provisions of the Plan that is granted pursuant to Article X.

        2.31 "Parent Corporation" means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company if, at the time of the action or transaction, each of the corporations other than the Company owns stock possessing 50 percent or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

        2.32 "Performance-Based Compensation" means compensation under an Award that satisfies the requirements of section 162(m) of the Code for deductibility of remuneration paid to Covered Employees.

        2.33 "Performance Goals" means one or more of the criteria described in Section 9.2 on which the performance goals applicable to an Award are based.

        2.34 "Performance Stock Award" means an Award designated as a performance stock award granted pursuant to Article IX.

        2.35 "Performance Unit Award" means an Award designated as a performance unit award granted pursuant to Article IX.

        2.36 "Period of Restriction" means the period during which Restricted Stock is subject to a substantial risk of forfeiture (based on the passage of time, the achievement of Performance Goals, or upon the occurrence of other events as determined by the Committee, in its discretion), as provided in Article VII.

        2.37 "Plan" means the Tuesday Morning Corporation 2008 Long-Term Equity Incentive Plan, as set forth in this document as it may be amended from time to time.

        2.38 "Restricted Stock" means shares of restricted Stock issued or granted under the Plan pursuant to Article VII.

        2.39 "Restricted Stock Award" means an authorization by the Committee to issue or transfer Restricted Stock to a Holder.

        2.40 "RSU" means a restricted stock unit credited to a Holder's ledger account maintained by the Company pursuant to Article VIII.

        2.41 "RSU Award" means an Award granted pursuant to Article VIII.

        2.42 "SAR" means a stock appreciation right granted under the Plan pursuant to Article VI.

        2.43 "Section 409A" means section 409A of the Code and Department of Treasury rules and regulations issued thereunder.

        2.44 "Stock" means the common stock of the Company, $0.01 par value per share (or such other par value as may be designated by act of the Company's stockholders).

        2.45 "Subsidiary Corporation" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if, at the time of the action or transaction, each of the corporations other than the last corporation in an unbroken chain owns stock possessing 50 percent or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

        2.46 "Substantial Risk of Forfeiture" shall have the meaning ascribed to that term in Section 409A.

        2.47 "Tandem SAR" means a SAR that is granted in connection with a related Option pursuant to Article VI, the exercise of which shall require forfeiture of the right to purchase a share of the Stock under the related Option (and when a share of the Stock is purchased under the Option, the Tandem SAR shall similarly be canceled).

        2.48 "Ten Percent Stockholder" means an individual who, at the time the Option is granted, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock or series of the Company or of any Parent Corporation or Subsidiary Corporation. An individual shall be considered as owning the stock owned, directly or indirectly, by or for his brothers and sisters (whether by the whole or half blood), spouse, ancestors and lineal descendants; and stock owned, directly or indirectly, by or for a corporation, partnership, estate or trust, shall be considered as being owned proportionately by or for its stockholders, partners or beneficiaries.

        2.49 "Termination of Employment" means, in the case of an Award other than an ISO, the termination of the Award recipient's employment relationship with the Company and all Affiliates. "Termination of Employment" means, in the case of an ISO, the termination of the Employee's employment relationship with all of the Company, any Parent Corporation, any Subsidiary Corporation and any parent or subsidiary corporation (within the meaning of section 422(a)(2) of the Code) of any such corporation that issues or assumes an ISO in a transaction to which section 424(a) of the Code applies.

        2.50 "Third Party Service Provider" means any consultant, agent, representative, advisor, or independent contractor who renders services to the Company or an Affiliate.

ARTICLE III

ELIGIBILITY AND PARTICIPATION

        3.1    Eligibility.    Except as otherwise specified in this Section 3.1, the persons who are eligible to receive Awards under the Plan, other than ISOs, are key Employees, Directors and Third Party Service Providers. Only those persons who are, on the dates of grant, key employees of the Company or any Parent Corporation or Subsidiary Corporation are eligible for grants of ISOs under the Plan. Awards other than ISOs, Performance Stock Awards or Performance Units Awards may also be granted to a person who is expected to become a key Employee within six months.

        3.2    Participation.    Subject to the terms and provisions of the Plan, the Committee may, from time to time, select the eligible persons to whom Awards shall be granted and shall determine the nature and amount of each Award.

ARTICLE IV

GENERAL PROVISIONS RELATING TO AWARDS

        4.1    Authority to Grant Awards.    The Committee may grant Awards to those key Employees and other eligible persons as the Committee shall from time to time determine, under the terms and conditions of the Plan. Subject only to any applicable limitations set out in the Plan, the number of shares of Stock or other value to be covered by any Award to be granted under the Plan shall be as determined by the Committee in its sole discretion. The Chief Executive Officer of the Company is authorized to grant Awards (other than awards pursuant to Article IX) as inducements to hire prospective Employees who will not be officers of the Company or any Affiliate and subject to Section 16 of the Exchange Act but such awards shall not exceed 100,000 shares of Stock per Fiscal Year. On an annual basis, the Committee also may delegate to the Chief Executive Officer of the Company the ability to grant Awards (other than Awards pursuant to Article IX) to eligible persons who are not officers or Directors of the Company or any Affiliate and subject to the provisions of the Exchange Act.

        4.2    Dedicated Shares; Maximum Awards.

          (a)   The aggregate number of shares of Stock with respect to which Awards may be granted under the Plan is 2,500.000.

          (b)   The aggregate number of shares of Stock with respect to which Full Value Awards may be granted under the Plan is 2,500,000.

          (c)   The aggregate number of shares of Stock with respect to which ISOs may be granted under the Plan is 2,500,000.

          (d)   The maximum number of shares of Stock with respect to which ISOs may be granted to an Employee during a Fiscal Year is 1,000,000. The maximum number of shares of Stock with respect to which NSOs may be granted to an Employee, Director or Third Party Service Provider during a Fiscal Year is 1,000,000. The maximum number of shares of Stock with respect to which SARs may be granted to an Employee, Director or Third Party Service Provider during a Fiscal Year is 1,000,000. The maximum number of shares of Stock with respect to which Performance Stock Awards may be granted to an Employee, Director or Third Party Service Provider during a Fiscal Year is 1,000,000. The maximum number of shares of Stock with respect to which Performance Unit Awards payable in shares of Stock may be granted to an Employee, Director or Third Party Service Provider during a Fiscal Year is 1,000,000. The maximum value of cash with respect to which Performance Unit Awards payable in cash may be granted to an Employee, Director or Third Party Service Provider during a Fiscal Year, determined as of the dates of grants of the Performance Unit Awards, is $5,000,000.

          (e)   Each of the foregoing numerical limits stated in this Section 4.2 shall be subject to adjustment in accordance with the provisions of Section 4.6.

        4.3    Shares That Count Against Limit.

          (a)   If shares of Stock are withheld from payment of an Award to satisfy tax obligations with respect to the Award, such shares of Stock will count against the aggregate number of shares of Stock with respect to which Awards may be granted under the Plan.

          (b)   If shares of Stock are tendered in payment of an Option Price of an Option, such shares of Stock will not be added to the aggregate number of shares of Stock with respect to which Awards may be granted under the Plan.

          (c)   To the extent that any outstanding Award is forfeited or cancelled for any reason or is settled in cash in lieu of shares of Stock, the shares of Stock allocable to such portion of the Award may again be subject to an Award granted under the Plan.

          (d)   When a SAR is settled in shares of Stock, the number of shares of Stock subject to the SAR under the SAR Award Agreement will be counted against the aggregate number of shares of Stock with respect to which Awards may be granted under the Plan as one share for every share subject to the SAR, regardless of the number of shares used to settle the SAR upon exercise.

        4.4    Non-Transferability.    Except as specified in the applicable Award Agreement or in a domestic relations court order, an Award shall not be transferable by the Holder (whether for consideration or otherwise) other than by will or under the laws of descent and distribution, and shall be exercisable, during the Holder's lifetime, only by him or her. Any attempted assignment of an Award in violation of this Section 4.4 shall be null and void. In the discretion of the Committee, any attempt to transfer an Award other than under the terms of the Plan and the applicable Award Agreement may terminate the Award. No ISO granted under the Plan may be sold, transferred, pledged, assigned or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, all ISOs granted to an Employee under the Plan shall be exercisable during his or her lifetime only by the Employee, and after that time, by the Employee's heirs or estate.

        4.5    Requirements of Law.    The Company shall not be required to sell or issue any shares of Stock under any Award if issuing those shares of Stock would constitute or result in a violation by the Holder or the Company of any provision of any law, statute or regulation of any governmental authority. Specifically, in connection with any applicable statute or regulation relating to the registration of securities, upon exercise of any Option or pursuant to any other Award, the Company shall not be required to issue any shares of Stock unless the Committee has received evidence satisfactory to it to the effect that the Holder will not transfer the shares of Stock except in accordance with applicable law, including receipt of an opinion of counsel satisfactory to the Company to the effect that any proposed transfer complies with applicable law. The determination by the Committee on this matter shall be final, binding and conclusive. The Company may, but shall in no event be obligated to, register any shares of Stock covered by the Plan pursuant to applicable securities laws of any country or any political subdivision. In the event the shares of Stock issuable on exercise of an Option or pursuant to any other Award are not registered, the Company may imprint on the certificate evidencing the shares of Stock any legend that counsel for the Company considers necessary or advisable to comply with applicable law, or, should the shares of Stock be represented by book or electronic entry rather than a certificate, the Company may take such steps to restrict transfer of the shares of Stock as counsel for the Company considers necessary or advisable to comply with applicable law. The Company shall not be obligated to take any other affirmative action in order to cause or enable the exercise of an Option or any other Award, or the issuance of shares of Stock pursuant thereto, to comply with any law or regulation of any governmental authority.

        4.6    Changes in the Company's Capital Structure.

          (a)   The existence of outstanding Awards shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business, any merger or consolidation of the Company, any issue of bonds, debentures, preferred or prior preference shares ahead of or affecting the Stock or Stock rights, the dissolution or liquidation of the Company, any sale or transfer of all or any part of its assets or business or any other corporate act or proceeding, whether of a similar character or otherwise.

          (b)   If the Company shall effect a subdivision or consolidation of Stock or other capital readjustment, the payment of a Stock dividend, or other increase or reduction of the number of shares of Stock outstanding, without receiving compensation therefor in money, services or property, then (1) the number, class or series and per share price of Stock subject to outstanding Options or other Awards under the Plan shall be appropriately adjusted (subject to the restriction in Section 4.11 prohibiting repricing) in such a manner as to entitle a Holder to receive upon exercise of an Option or other Award, for the same aggregate cash consideration, the equivalent total number and class or series of Stock the Holder would have received had the Holder exercised his or her Option or other Award in full immediately prior to the event requiring the adjustment, and (2) the number and class or series of Stock then reserved to be issued under the Plan shall be adjusted by substituting for the total number and class or series of Stock then reserved that number and class or series of Stock that would have been received by the owner of an equal number of outstanding shares of Stock of each class or series of Stock as the result of the event requiring the adjustment.

          (c)   If while unexercised Options or other Awards remain outstanding under the Plan (1) the Company shall not be the surviving entity in any merger, consolidation or other reorganization (or survives only as a subsidiary of an entity other than an entity that was wholly-owned by the Company immediately prior to such merger, consolidation or other reorganization), (2) the Company sells, leases or exchanges or agrees to sell, lease or exchange all or substantially all of its assets to any other person or entity (other than an entity wholly-owned by the Company), (3) the Company is to be dissolved or (4) the Company is a party to any other corporate transaction (as defined under section 424(a) of the Code and applicable Department of Treasury regulations) that is not described in clauses (1), (2) or (3) of this sentence (each such event is referred to herein as a "Corporate Change"), then, except as otherwise provided in Article XIV, an Award Agreement or another agreement between the Holder and the Company (provided that such exceptions shall not apply in the case of a reincorporation merger or conversion), or as a result of the Committee's effectuation of one or more of the alternatives described below, there shall be no acceleration of the time at which any Award then outstanding may be exercised, and no later than ten days after the approval by the stockholders of the Company of such Corporate Change, the Committee, acting in its sole and absolute discretion without the consent or approval of any Holder, shall act to effect one or more of the following alternatives, which may vary among individual Holders and which may vary among Awards held by any individual Holder (provided that, with respect to a reincorporation merger or conversion in which Holders of the Company's ordinary shares will receive the same percentage of shares of the successor corporation as such percentage of shares of the Company held by the Holder, none of such alternatives shall apply and, without Committee action, each Award shall automatically convert into a similar award of the successor corporation exercisable for the same percentage of ordinary shares of the successor as the Award was exercisable for ordinary shares of Stock of the Company):

            (1)   accelerate the time at which some or all of the Awards then outstanding may be exercised so that such Awards may be exercised in full for a limited period of time on or before a specified date (before or after such Corporate Change) fixed by the Committee, after which specified date all such Awards that remain unexercised and all rights of Holders thereunder shall terminate;

            (2)   require the mandatory surrender to the Company by all or selected Holders of some or all of the then outstanding Awards held by such Holders (irrespective of whether such Awards are then exercisable under the provisions of the Plan or the applicable Award Agreement evidencing such Award) as of a date, before or after such Corporate Change, specified by the Committee, in which event the Committee shall thereupon cancel such Award and the Company shall pay to each such Holder an amount of cash per share equal to the excess, if any, of the per share price offered to stockholders of the Company in connection with such Corporate Change over the exercise prices under such Award for such shares;

            (3)   with respect to all or selected Holders, have some or all of their then outstanding Awards (whether vested or unvested) assumed or have a new award of a similar nature substituted for some or all of their then outstanding Awards under the Plan (whether vested or unvested) by an entity which is a party to the transaction resulting in such Corporate Change and which is then employing such Holder or which is affiliated or associated with such Holder in the same or a substantially similar manner as the Company prior to the Corporate Change, or a parent or subsidiary of such entity, provided that (A) such assumption or substitution is on a basis where the excess of the aggregate fair market value of the Stock subject to the Award immediately after the assumption or substitution over the aggregate exercise price of such Stock is equal to the excess of the aggregate fair market value of all Stock subject to the Award immediately before such assumption or substitution over the aggregate exercise price of such Stock, and (B) the assumed rights under such existing Award or the substituted rights under such new Award, as the case may be, will have the same terms and conditions as the rights under the existing Award assumed or substituted for, as the case may be;

            (4)   provide that the number and class or series of Stock covered by an Award (whether vested or unvested) theretofore granted shall be adjusted so that such Award when exercised shall thereafter cover the number and class or series of Stock or other securities or property (including, without limitation, cash) to which the Holder would have been entitled pursuant to the terms of the agreement or plan relating to such Corporate Change if, immediately prior to such Corporate Change, the Holder had been the holder of record of the number of shares of Stock then covered by such Award; or

            (5)   make such adjustments to Awards then outstanding as the Committee deems appropriate to reflect such Corporate Change (provided, however, that the Committee may determine in its sole and absolute discretion that no such adjustment is necessary).

        In effecting one or more of the alternatives set out in paragraphs (3), (4) or (5) immediately above, and except as otherwise may be provided in an Award Agreement, the Committee, in its sole and absolute discretion and without the consent or approval of any Holder, may accelerate the time at which some or all Awards then outstanding may be exercised.

          (d)   In the event of changes in the outstanding Stock by reason of recapitalizations, reorganizations, mergers, consolidations, conversion, combinations, exchanges or other relevant changes in capitalization occurring after the date of the grant of any Award and not otherwise provided for by this Section 4.6, any outstanding Award and any Award Agreement evidencing such Award shall be subject to adjustment by the Committee in its sole and absolute discretion as to the number and price of Stock or other consideration subject to such Award. In the event of any such change in the outstanding Stock, the aggregate number of shares of Stock available under the Plan may be appropriately adjusted by the Committee, whose determination shall be conclusive.

          (e)   After a merger of one or more corporations into the Company or after a consolidation of the Company and one or more corporations in which the Company shall be the surviving corporation, each Holder shall be entitled to have his Restricted Stock appropriately adjusted based on the manner in which the shares of Stock were adjusted under the terms of the agreement of merger or consolidation.

          (f)    The issuance by the Company of stock of any class or series, or securities convertible into, or exchangeable for, stock of any class or series, for cash or property, or for labor or services either upon direct sale or upon the exercise of rights or warrants to subscribe for them, or upon conversion or exchange of stock or obligations of the Company convertible into, or exchangeable for, stock or other securities, shall not affect, and no adjustment by reason of such issuance shall be made with respect to, the number, class or series, or price of shares of Stock then subject to outstanding Options or other Awards.

        4.7    Election Under Section 83(b) of the Code.    No Holder shall exercise the election permitted under section 83(b) of the Code with respect to any Award without the prior written approval of the Chief Financial Officer of the Company. Any Holder who makes an election under section 83(b) of the Code with respect to any Award without the prior written approval of the Chief Financial Officer of the Company may, in the discretion of the Committee, forfeit any or all Awards granted to him or her under the Plan.

        4.8    Forfeiture for Cause.    Notwithstanding any other provision of the Plan or an Award Agreement, if the Committee finds by a majority vote that a Holder, before or after his Termination of Employment or severance of affiliation relationship with the Company and all Affiliates, (a) committed fraud, embezzlement, theft, felony or an act of dishonesty in the course of his employment by or affiliation with the Company or an Affiliate which conduct damaged the Company or an Affiliate, (b) disclosed trade secrets of the Company or an Affiliate or (c) violated the terms of any non-competition, non-disclosure or similar agreement with respect to the Company or any Affiliate to which the Holder is a party, then as of the date the Committee makes its finding some or all Awards awarded to the Holder (including vested Awards that have been exercised, vested Awards that have not been exercised and Awards that have not yet vested), as determined by the Committee in its sole discretion, and all net proceeds realized with respect to any such Awards, will be forfeited to the Company on such terms as determined by the Committee. The findings and decision of the Committee with respect to such matter, including those regarding the acts of the Holder and the damage done to the Company, will be final for all purposes. No decision of the Committee, however, will affect the finality of the discharge of the individual by the Company or an Affiliate or severance of the individual's affiliation with the Company and all Affiliates.

        4.9    Forfeiture Events.    The Committee may specify in an Award Agreement that the Holder's rights, payments, and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture, or recoupment upon the occurrence of certain specified events, in addition to any otherwise applicable vesting or performance conditions of an Award. Such events may include, but shall not be limited to, Termination of Employment for cause, termination of the Holder's provision of services to the Company or its Affiliates, violation of material policies of the Company and its Affiliates, breach of noncompetition, confidentiality, or other restrictive covenants that may apply to the Holder, or other conduct by the Holder that is detrimental to the business or reputation of the Company and its Affiliates.

        4.10    Award Agreements.    Each Award shall be embodied in a written Award Agreement that shall be subject to the terms and conditions of the Plan. The Award Agreement shall be signed by an executive officer of the Company, other than the Holder, on behalf of the Company, and may be signed by the Holder to the extent required by the Committee. The Award Agreement may specify the effect of a Change in Control of the Company on the Award. The Award Agreement may contain any other provisions that the Committee in its discretion shall deem advisable which are not inconsistent with the terms and provisions of the Plan.

        4.11    Amendments of Award Agreements.    The terms of any outstanding Award under the Plan may be amended from time to time by the Committee in its discretion in any manner that it deems appropriate and that is consistent with the terms of the Plan. However, no such amendment shall adversely affect in a material manner any right of a Holder without his or her written consent. Except as specified in Section 4.6(b), the Committee may not directly or indirectly lower the exercise price of a previously granted Option or the grant price of a previously granted SAR.

        4.12    Rights as Stockholder.    A Holder shall not have any rights as a stockholder with respect to Stock covered by an Option, a SAR, an RSU, a Performance Unit, or an Other Stock-Based Award payable in Stock until the date, if any, such Stock is issued by the Company; and, except as otherwise provided in Section 4.6, no adjustment for dividends, or otherwise, shall be made if the record date therefor is prior to the date of issuance of such Stock.

        4.13    Issuance of Shares of Stock.    Shares of Stock, when issued, may be represented by a certificate or by book or electronic entry.

        4.14    Restrictions on Stock Received.    The Committee may impose such conditions and/or restrictions on any shares of Stock issued pursuant to an Award as it may deem advisable or desirable. These restrictions may include, but shall not be limited to, a requirement that the Holder hold the shares of Stock for a specified period of time.

        4.15    Compliance With Section 409A.    Awards shall be designed, granted and administered in such a manner that they are either exempt from the application of, or comply with, the requirements of Section 409A. The Plan and each Award Agreement under the Plan that is intended to comply the requirements of Section 409A shall be construed and interpreted in accordance with such intent. If the Committee determines that an Award, Award Agreement, payment, distribution, deferral election, transaction, or any other action or arrangement contemplated by the provisions of the Plan would, if undertaken, cause a Holder to become subject to additional taxes under Section 409A, then unless the Committee specifically provides otherwise, such Award, Award Agreement, payment, distribution, deferral election, transaction or other action or arrangement shall not be given effect to the extent it causes such result and the related provisions of the Plan and/or Award Agreement will be deemed modified, or, if necessary, suspended in order to comply with the requirements of Section 409A to the extent determined appropriate by the Committee, in each case without the consent of or notice to the Holder. The exercisability of an Option or a SAR shall not be extended to the extent that such extension would subject the Holder to additional taxes under Section 409A.

        4.16    Source of Shares Deliverable Under Awards.    Any shares of Stock delivered pursuant to an Award may consist, in whole or in part, of authorized and unissued shares of Stock or of treasury shares of Stock.

        4.17    Date of Grant.    The date on which an option or SAR is granted shall be the date the Company completes the corporate action constituting an offer of stock for sale to a Holder under the terms and conditions of the Option or SAR; provided that such corporate action shall not be considered complete until the date on which the maximum number of shares that can be purchased under the Option and the minimum Option price are fixed or determinable. If the corporate action contemplates an immediate offer of stock for sale to a class of individuals, then the date of the granting of an Option is the time or date of that corporate action, if the offer is to be made immediately. If the corporate action contemplates a particular date on which the offer is to be made, then the date of grant is the contemplated date of the offer.

ARTICLE V

OPTIONS

        5.1    Authority to Grant Options.    Subject to the terms and provisions of the Plan, the Committee, at any time, and from time to time, may grant Options under the Plan to eligible persons in such number and upon such terms as the Committee shall determine.

        5.2    Type of Options Available.    Options granted under the Plan may be NSOs or ISOs.

        5.3    Option Agreement.    Each Option grant under the Plan shall be evidenced by an Award Agreement that shall specify (a) whether the Option is intended to be an ISO or an NSO, (b) the Option Price, (c) the duration of the Option, (d) the number of shares of Stock to which the Option pertains, (e) the exercise restrictions applicable to the Option and (f) such other provisions as the Committee shall determine that are not inconsistent with the terms and provisions of the Plan. Notwithstanding the designation of an Option as an ISO in the applicable Award Agreement for such Option, to the extent the limitations of Section 5.10 of the Plan are exceeded with respect to the Option, the portion of the Option in excess of the limitation shall be treated as a NSO. An Option granted under the Plan may not be granted with any Dividend Equivalents rights.

        5.4    Option Price.    The price at which shares of Stock may be purchased under an Option (the "Option Price") shall not be less than 100 percent (100%) of the Fair Market Value of the shares of Stock on the date the Option is granted. However, in the case of a Ten Percent Stockholder, the Option Price for an ISO shall not be less than 110 percent (110%) of the Fair Market Value of the shares of Stock on the date the ISO is granted. Subject to the limitations set forth in the preceding sentences of this Section 5.4, the Committee shall determine the Option Price for each grant of an Option under the Plan.

        5.5    Duration of Option.    An Option shall not be exercisable after the earlier of (i) the general term of the Option specified in the applicable Award Agreement (which shall not exceed ten years) or (ii) the period of time specified in the applicable Award Agreement that follows the Holder's Termination of Employment or severance of affiliation relationship with the Company. Unless the applicable Award Agreement specifies a shorter term, in the case of an ISO granted to a Ten Percent Stockholder, the Option shall expire on the fifth anniversary of the date the Option is granted.

        5.6    Amount Exercisable.    Each Option may be exercised at the time, in the manner and subject to the conditions the Committee specifies in the Award Agreement in its sole discretion.

        5.7    Exercise of Option.

          (a)   General Method of Exercise.    Subject to the terms and provisions of the Plan and the applicable Award Agreement, Options may be exercised in whole or in part from time to time by the delivery of written notice in the manner designated by the Committee stating (1) that the Holder wishes to exercise such Option on the date such notice is so delivered, (2) the number of shares of Stock with respect to which the Option is to be exercised and (3) the address to which any certificate representing such shares of Stock should be mailed or delivered. Except in the case of exercise by a third party broker as provided below, in order for the notice to be effective the notice must be accompanied by payment of the Option Price by any combination of the following: (a) cash, certified check, bank draft or postal or express money order for an amount equal to the Option Price under the Option, (b) an election to make a cashless exercise through a registered broker-dealer (if approved in advance by the Committee or an executive officer of the Company) or (c) any other form of payment which is acceptable to the Committee.

          (b)   Exercise Through Third-Party Broker.    The Committee may permit a Holder to elect to pay the Option Price and any applicable tax withholding resulting from such exercise by authorizing a third-party broker to sell all or a portion of the shares of Stock acquired upon exercise of the Option and remit to the Company a sufficient portion of the sale proceeds to pay the Option Price and any applicable tax withholding resulting from such exercise.

        5.8    Notification of Disqualifying Disposition.    If any Optionee shall make any disposition of shares of Stock issued pursuant to the exercise of an ISO under the circumstances described in section 421(b) of the Code (relating to certain disqualifying dispositions), such Optionee shall notify the Company of such disposition within ten (10) days thereof.

        5.9    No Rights as Stockholder.    An Optionee shall not have any rights as a stockholder with respect to Stock covered by an Option until the date a stock certificate for such Stock is issued by the Company; and, except as otherwise provided in Section 4.6, no adjustment for dividends, or otherwise, shall be made if the record date therefor is prior to the date of issuance of such certificate.

        5.10    $100,000 Limitation on ISOs.    To the extent that the aggregate Fair Market Value of Stock with respect to which ISOs first become exercisable by a Holder in any calendar year exceeds $100,000, taking into account both shares of Stock subject to ISOs under the Plan and Stock subject to ISOs under all other plans of the Company, such Options shall be treated as NSOs. For this purpose, the "Fair Market Value" of the Stock subject to Options shall be determined as of the date the Options were awarded. In reducing the number of Options treated as ISOs to meet the $100,000 limit, the most recently granted Options shall be reduced first. To the extent a reduction of simultaneously granted Options is necessary to meet the $100,000 limit, the Committee may, in the manner and to the extent permitted by law, designate which shares of Stock are to be treated as shares acquired pursuant to the exercise of an ISO.

ARTICLE VI

STOCK APPRECIATION RIGHTS

        6.1    Authority to Grant SAR Awards.    Subject to the terms and provisions of the Plan, the Committee, at any time, and from time to time, may grant SARs under the Plan to eligible persons in such number and upon such terms as the Committee shall determine. Subject to the terms and conditions of the Plan, the Committee shall have complete discretion in determining the number of SARs granted to each Holder and, consistent with the provisions of the Plan, in determining the terms and conditions pertaining to such SARs.

        6.2    Type of Stock Appreciation Rights Available.    SARs granted under the Plan may be Freestanding SARs, Tandem SARs or any combination of these forms of SARs.

        6.3    General Terms.    Subject to the terms and conditions of the Plan, a SAR granted under the Plan shall confer on the recipient a right to receive, upon exercise thereof, an amount equal to the excess of (a) the Fair Market Value of one share of the Stock on the date of exercise over (b) the grant price of the SAR, which shall not be less than one hundred percent (100%) of the Fair Market Value of one share of the Stock on the date of grant of the SAR. The grant price of a Freestanding SAR shall not be less than the Fair Market Value of a share of the Stock on the date of grant of the SAR. The grant price of a Tandem SAR shall equal the Option Price of the Option which is related to the Tandem SAR. A SAR granted under the Plan may not be granted with any Dividend Equivalents rights.

        6.4    SAR Agreement.    Each Award of SARs granted under the Plan shall be evidenced by an Award Agreement that shall specify (a) whether the SAR is intended to be a Freestanding SAR or a Tandem SAR, (b) the grant price of the SAR, (c) the term of the SAR, (d) the vesting and termination provisions of the SAR and (e) such other provisions as the Committee shall determine that are not inconsistent with the terms and provisions of the Plan. The Committee may impose such additional conditions or restrictions on the exercise of any SAR as it may deem appropriate.

        6.5    Term of SAR.    The term of a SAR granted under the Plan shall be determined by the Committee, in its sole discretion; provided that no SAR shall be exercisable on or after the tenth anniversary date of its grant. Notwithstanding any other provision of this Plan to the contrary, with respect to a Tandem SAR granted in connection with an ISO: (a) the Tandem SAR will expire no later than the expiration of the underlying ISO; (b) the value of the payout with respect to the Tandem SAR may be for no more than one hundred percent (100%) of the excess of the Fair Market Value of the shares of Stock subject to the underlying ISO at the time the Tandem SAR is exercised over the Option Price of the underlying ISO; and (c) the Tandem SAR may be exercised only when the Fair Market Value of the shares of Stock subject to the ISO exceeds the Option Price of the ISO.

        6.6    Exercise of Freestanding SARs.    Subject to the terms and provisions of the Plan and the applicable Award Agreement, Freestanding SARs may be exercised in whole or in part from time to time by the delivery of written notice in the manner designated by the Committee stating (a) that the Holder wishes to exercise such SAR on the date such notice is so delivered, (b) the number of shares of Stock with respect to which the SAR is to be exercised and (c) the address to which the payment due under such SAR should be mailed. In accordance with applicable law, a Freestanding SAR may be exercised upon whatever additional terms and conditions the Committee, in its sole discretion, imposes.

        6.7    Exercise of Tandem SARs.    Subject to the terms and provisions of the Plan and the applicable Award Agreement, Tandem SARs may be exercised for all or part of the shares of Stock subject to the related Option upon the surrender of the right to exercise the equivalent portion of the related Option and by the delivery of written notice in the manner designated by the Committee stating (a) that the Holder wishes to exercise such SAR on the date such notice is so delivered, (b) the number of shares of Stock with respect to which the SAR is to be exercised and (c) the address to which the payment due under such SAR should be mailed. A Tandem SAR may be exercised only with respect to the shares of Stock for which its related Option is then exercisable. In accordance with applicable law, a Tandem SAR may be exercised upon whatever additional terms and conditions the Committee, in its sole discretion, imposes.

        6.8    Payment of SAR Amount.    Upon the exercise of a SAR, a Holder shall be entitled to receive payment from the Company in an amount determined by multiplying the excess of the Fair Market Value of a share of Stock on the date of exercise over the grant price of the SAR by the number of shares of Stock with respect to which the SAR is exercised. At the discretion of the Committee, the payment upon SAR exercise may be in cash, in Stock of equivalent value, in some combination thereof or in any other manner approved by the Committee in its sole discretion. The Committee's determination regarding the form of SAR payout shall be set forth in the Award Agreement pertaining to the grant of the SAR.

        6.9    Termination of Employment or Affiliation.    Each Award Agreement shall set forth the extent to which the Holder of a SAR shall have the right to exercise the SAR following the Holder's Termination of Employment or severance of affiliation relationship with the Company. Such provisions shall be determined in the sole discretion of the Committee, may be included in the Award Agreement entered into with the Holder, need not be uniform among all SARs issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination or severance.

ARTICLE VII

RESTRICTED STOCK AWARDS

        7.1    Restricted Stock Awards.    Subject to the terms and provisions of the Plan, the Committee, at any time, and from time to time, may make Awards of Restricted Stock under the Plan to eligible persons in such number and upon such terms as the Committee shall determine. The amount of, the vesting and the transferability restrictions applicable to any Restricted Stock Award shall be determined by the Committee in its sole discretion. If the Committee imposes vesting or transferability restrictions on a Holder's rights with respect to Restricted Stock, the Committee may issue such instructions to the Company's share transfer agent in connection therewith as it deems appropriate. The Committee may also cause the certificate for shares of Stock issued pursuant to a Restricted Stock Award to be imprinted with any legend which counsel for the Company considers advisable with respect to the restrictions or, should the shares of Stock be represented by book or electronic entry rather than a certificate, the Company may take such steps to restrict transfer of the shares of Stock as counsel for the Company considers necessary or advisable to comply with applicable law.

        7.2    Restricted Stock Award Agreement.    Each Restricted Stock Award shall be evidenced by an Award Agreement that contains any vesting, transferability restrictions and other provisions not inconsistent with the Plan as the Committee may specify.

        7.3    Holder's Rights as Stockholder.    Subject to the terms and conditions of the Plan, each recipient of a Restricted Stock Award shall have all the rights of a stockholder with respect to the shares of Restricted Stock included in the Restricted Stock Award during the Period of Restriction established for the Restricted Stock Award. Dividends paid with respect to Restricted Stock in cash or property other than shares of Stock or rights to acquire shares of Stock shall be paid to the recipient of the Restricted Stock Award currently. Dividends paid in shares of Stock or rights to acquire shares of Stock shall be added to and become a part of the Restricted Stock. During the Period of Restriction, certificates representing the Restricted Stock shall be registered in the Holder's name and bear a restrictive legend to the effect that ownership of such Restricted Stock, and the enjoyment of all rights appurtenant thereto, are subject to the restrictions, terms, and conditions provided in the Plan and the applicable Award Agreement. Such certificates shall be deposited by the recipient with the Secretary of the Company or such other officer of the Company as may be designated by the Committee, together with all stock powers or other instruments of assignment, each endorsed in blank, which will permit transfer to the Company of all or any portion of the Restricted Stock which shall be forfeited in accordance with the Plan and the applicable Award Agreement.

ARTICLE VIII

RESTRICTED STOCK UNIT AWARDS

        8.1    Authority to Grant RSU Awards.    Subject to the terms and provisions of the Plan, the Committee, at any time, and from time to time, may grant RSU Awards under the Plan to eligible persons in such amounts and upon such terms as the Committee shall determine. The amount of, the vesting and the transferability restrictions applicable to any RSU Award shall be determined by the Committee in its sole discretion. The Committee shall maintain a bookkeeping ledger account which reflects the number of RSUs credited under the Plan for the benefit of a Holder.

        8.2    RSU Award.    An RSU Award shall be similar in nature to a Restricted Stock Award except that no shares of Stock are actually transferred to the Holder until a later date specified in the applicable Award Agreement. Each RSU shall have a value equal to the Fair Market Value of a share of Stock.

        8.3    RSU Award Agreement.    Each RSU Award shall be evidenced by an Award Agreement that contains any Substantial Risk of Forfeiture, transferability restrictions, form and time of payment provisions and other provisions not inconsistent with the Plan as the Committee may specify.

        8.4    Dividend Equivalents.    An Award Agreement for an RSU Award may specify that the Holder shall be entitled to the payment of Dividend Equivalents under the Award.

        8.5    Form of Payment Under RSU Award.    Payment under an RSU Award shall be made in either cash or shares of Stock as specified in the applicable Award Agreement.

        8.6    Time of Payment Under RSU Award.    A Holder's payment under an RSU Award shall be made at such time as is specified in the applicable Award Agreement. The Award Agreement shall specify that the payment will be made (1) by a date that is no later than the date that is two and one-half (2 1/2) months after the end of the Fiscal Year in which the RSU Award payment is no longer subject to a Substantial Risk of Forfeiture or (2) at a time that is permissible under Section 409A.

ARTICLE IX

PERFORMANCE STOCK AWARDS AND
PERFORMANCE UNIT AWARDS

        9.1    Authority to Grant Performance Stock Awards and Performance Unit Awards.    Subject to the terms and provisions of the Plan, the Committee, at any time, and from time to time, may grant

Performance Stock Awards and Performance Unit Awards under the Plan to eligible persons in such amounts and upon such terms as the Committee shall determine. The amount of, the vesting and the transferability restrictions applicable to any Performance Stock Award and Performance Unit Award shall be based upon the attainment of such Performance Goals as the Committee may determine; provided, however, that the performance period for any Performance Stock Award or Performance Unit Award shall not be less than one year. If the Committee imposes vesting or transferability restrictions on a Holder's rights with respect to Performance Stock Awards or Performance Unit Awards, the Committee may issue such instructions to the Company's share transfer agent in connection therewith as it deems appropriate. The Committee may also cause the certificate for shares of Stock issued pursuant to a Performance Stock Award or Performance Unit Award to be imprinted with any legend which counsel for the Company considers advisable with respect to the restrictions or, should the shares of Stock be represented by book or electronic entry rather than a certificate, the Company may take such steps to restrict transfer of the shares of Stock as counsel for the Company considers necessary or advisable to comply with applicable law.

        9.2    Performance Goals.    A Performance Goal must be objective such that a third party having knowledge of the relevant facts could determine whether the goal is met. Such a Performance Goal may be based on one or more business criteria that apply to the Holder, one or more business units of the Company, or the Company as a whole, with reference to one or more of the following: earnings per share, earnings per share growth, total shareholder return, economic value added, cash return on capitalization, increased revenue, revenue ratios (per employee or per customer), net income, stock price, market share, return on equity, return on assets, return on capital, return on capital compared to cost of capital, return on capital employed, return on invested capital, shareholder value, net cash flow, operating income, earnings before interest, taxes and depreciation, cash flow, cash flow from operations, cost reductions, cost ratios (per employee or per customer), expense control, proceeds from dispositions, project completion time and budget goals, net cash flow before financing activities, customer growth, total market value, dividend payout, dividend growth. Goals may also be based on performance relative to a peer group of companies. Unless otherwise stated, such a Performance Goal need not be based upon an increase or positive result under a particular business criterion and could include, for example, maintaining the status quo or limiting economic losses (measured, in each case, by reference to specific business criteria). Performance Goals may be determined by including or excluding, in the Committee's discretion, items that are determined to be extraordinary, unusual in nature, infrequent in occurrence, related to the disposal or acquisition of a segment of a business, or related to a change in accounting principal, in each case, based on Opinion No. 30 of the Accounting Principles Board (APB Opinion No. 30) or other applicable accounting rules, or consistent with Company accounting policies and practices in effect on the date the Performance Goal is established. In interpreting Plan provisions applicable to Performance Goals and Performance Stock Awards or Performance Unit Awards, it is intended that the Plan will conform with the standards of section 162(m) of the Code and Treasury Regulations §1.162-27(e)(2)(i), and the Committee in establishing such goals and interpreting the Plan shall be guided by such provisions. Prior to the payment of any compensation based on the achievement of Performance Goals, the Committee must certify in writing that applicable Performance Goals and any of the material terms thereof were, in fact, satisfied. Subject to the foregoing provisions, the terms, conditions and limitations applicable to any Performance Stock or Performance Unit Awards made pursuant to the Plan shall be determined by the Committee.

        9.3    Time of Establishment of Performance Goals.    With respect to a Covered Employee, a Performance Goal for a particular Performance Stock Award or Performance Unit Award must be established by the Committee prior to the earlier to occur of (a) 90 days after the commencement of the period of service to which the Performance Goal relates or (b) the lapse of 25 percent of the period of service, and in any event while the outcome is substantially uncertain.

        9.4    Written Agreement.    Each Performance Stock Award and Performance Unit Award shall be evidenced by an Award Agreement that contains any vesting, transferability restrictions and other provisions not inconsistent with the Plan as the Committee may specify.

        9.5    Form of Payment Under Performance Unit Award.    Payment under a Performance Unit Award shall be made in cash and/or shares of Stock as specified in the Holder's Award Agreement.

        9.6    Time of Payment Under Performance Unit Award.    A Holder's payment under a Performance Unit Award shall be made at such time as is specified in the applicable Award Agreement. The Award Agreement shall specify that the payment will be made (a) by a date that is no later than the date that is two and one-half (2 1/2) months after the end of the calendar year in which the Performance Unit Award payment is no longer subject to a Substantial Risk of Forfeiture or (b) at a time that is permissible under Section 409A.

        9.7    Holder's Rights as Stockholder With Respect to a Performance Stock Award.    Subject to the terms and conditions of the Plan, each Holder of a Performance Stock Award shall have all the rights of a stockholder with respect to the shares of Stock issued to the Holder pursuant to the Award during any period in which such issued shares of Stock are subject to forfeiture and restrictions on transfer, including without limitation, the right to vote such shares of Stock.

        9.8    Increases Prohibited.    None of the Committee or the Board may increase the amount of compensation payable under a Performance Stock Award or Performance Unit Award. If the time at which a Performance Stock Award or Performance Unit Award will vest or be paid is accelerated for any reason, the number of shares of Stock subject to, or the amount payable under, the Performance Stock Award or Performance Unit Award shall be reduced pursuant to Department of Treasury Regulation §1.162-27(e)(2)(iii) to reasonably reflect the time value of money.

        9.9    Stockholder Approval.    No payments of Stock or cash will be made to a Covered Employee pursuant to this Article IX unless the stockholder approval requirements of Department of Treasury Regulation §1.162-27(e)(4) are satisfied.

        9.10    Dividend Equivalents.    An Award Agreement for a Performance Unit Award may specify that the Holder shall be entitled to the payment of Dividend Equivalents under the Award.

ARTICLE X

OTHER STOCK-BASED AWARDS

        10.1    Authority to Grant Other Stock-Based Awards.    Subject to the terms and provisions of the Plan, the Committee, at any time, and from time to time, may grant other types of equity-based or equity-related Awards not otherwise described by the terms and provisions of the Plan (including the grant or offer for sale of unrestricted shares of Stock) under the Plan to eligible persons in such number and upon such terms as the Committee shall determine. Such Awards may involve the transfer of actual shares of Stock to Holders, or payment in cash or otherwise of amounts based on the value of shares of Stock and may include, without limitation, Awards designed to comply with or take advantage of the applicable local laws of jurisdictions other than the United States.

        10.2    Value of Other Stock-Based Award.    Each Other Stock-Based Award shall be expressed in terms of shares of Stock or units based on shares of Stock, as determined by the Committee.

        10.3    Payment of Other Stock-Based Award.    Payment, if any, with respect to an Other Stock-Based Award shall be made in accordance with the terms of the Award, in cash or shares of Stock as the Committee determines.

        10.4    Termination of Employment or Affiliation.    The Committee shall determine the extent to which a Holder's rights with respect to Other Stock-Based Awards shall be affected by the Holder's

Termination of Employment or severance of affiliation relationship with the Company. Such provisions shall be determined in the sole discretion of the Committee and need not be uniform among all Other Stock-Based Awards issued pursuant to the Plan

ARTICLE XI

SUBSTITUTION AWARDS

        Awards may be granted under the Plan from time to time in substitution for stock options and other awards held by employees and directors of other entities who are about to become Employees or affiliated with the Company or any of its Affiliates, or whose employer or corporation with respect to which it provides services is about to become an Affiliate as the result of a merger or consolidation of the Company with another corporation, or the acquisition by the Company of substantially all the assets of another corporation, or the acquisition by the Company of at least fifty percent (50%) of the issued and outstanding stock of another corporation as the result of which such other corporation will become a subsidiary of the Company. The terms and conditions of the substitute Awards so granted may vary from the terms and conditions set forth in the Plan to such extent as the Board at the time of grant may deem appropriate to conform, in whole or in part, to the provisions of the award in substitution for which they are granted.

ARTICLE XII

ADMINISTRATION

        12.1    Awards.    The Plan shall be administered by the Committee or, in the absence of the Committee or in the case of awards issued to Directors, the Plan shall be administered by the Board. The members of the Committee (that is not itself the Board) shall serve at the discretion of the Board. The Committee shall have full and exclusive power and authority to administer the Plan and to take all actions that the Plan expressly contemplates or are necessary or appropriate in connection with the administration of the Plan with respect to Awards granted under the Plan.

        12.2    Authority of the Committee.    The Committee shall have full and exclusive power to interpret and apply the terms and provisions of the Plan and Awards made under the Plan, and to adopt such rules, regulations and guidelines for implementing the Plan as the Committee may deem necessary or proper, all of which powers shall be exercised in the best interests of the Company and in keeping with the objectives of the Plan. A majority of the members of the Committee shall constitute a quorum for the transaction of business, and the vote of a majority of those members present at any meeting shall decide any question brought before that meeting. Any decision or determination reduced to writing and signed by a majority of the members shall be as effective as if it had been made by a majority vote at a meeting properly called and held. All questions of interpretation and application of the Plan, or as to Awards granted under the Plan, shall be subject to the determination, which shall be final and binding, of a majority of the whole Committee. No member of the Committee shall be liable for any act or omission of any other member of the Committee or for any act or omission on his own part, including but not limited to the exercise of any power or discretion given to him under the Plan, except those resulting from his own gross negligence or willful misconduct. In carrying out its authority under the Plan, the Committee shall have full and final authority and discretion, including but not limited to the following rights, powers and authorities to (a) determine the persons to whom and the time or times at which Awards will be made; (b) determine the number and exercise price of shares of Stock covered in each Award subject to the terms and provisions of the Plan (including, but not limited to, the provisions of Section 4.11 which prohibit repricing); (c) determine the terms, provisions and conditions of each Award, which need not be identical and need not match the default terms set forth in the Plan; (d) accelerate the time at which any outstanding Award will vest; (e) prescribe, amend and rescind rules and regulations relating to administration of the Plan; and (f) make all other determinations and take all other actions deemed necessary, appropriate or advisable for the proper administration of the Plan.

        The Committee may correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any Award to a Holder in the manner and to the extent the Committee deems necessary or desirable to further the Plan's objectives. Further, the Committee shall make all other determinations that may be necessary or advisable for the administration of the Plan. As permitted by law and the terms and provisions of the Plan, the Committee may delegate its authority as identified in this Section 12.2. The Committee may employ attorneys, consultants, accountants, agents, and other persons, any of whom may be an Employee, and the Committee, the Company, and its officers and Board shall be entitled to rely upon the advice, opinions, or valuations of any such persons.

        12.3    Decisions Binding.    All determinations and decisions made by the Committee or the Board, as the case may be, pursuant to the provisions of the Plan and all related orders and resolutions of the Committee or the Board, as the case may be, shall be final, conclusive and binding on all persons, including the Company, its stockholders, Holders and the estates and beneficiaries of Holders.

        12.4    No Liability.    Under no circumstances shall the Company, the Board or the Committee incur liability for any indirect, incidental, consequential or special damages (including lost profits) of any form incurred by any person, whether or not foreseeable and regardless of the form of the act in which such a claim may be brought, with respect to the Plan or the Company's, the Committee's or the Board's roles in connection with the Plan.

ARTICLE XIII

AMENDMENT OR TERMINATION OF PLAN

        13.1    Amendment, Modification, Suspension, and Termination.    Subject to Section 13.2, the Board may, at any time and from time to time, alter, amend, modify, suspend, or terminate the Plan and the Committee may, at any time and from time to time, alter, amend, modify, suspend, or terminate any Award Agreement in whole or in part; provided, however, that, without the prior approval of the Company's stockholders and except as provided in Section 4.6, the Committee shall not directly or indirectly lower the Option Price of a previously granted Option or the grant price of a previously granted SAR, and no amendment of the Plan shall be made without stockholder approval if stockholder approval is required by applicable law or stock exchange rules.

        13.2    Awards Previously Granted.    Notwithstanding any other provision of the Plan to the contrary, no termination, amendment, suspension, or modification of the Plan or an Award Agreement shall adversely affect in any material way any Award previously granted under the Plan, without the written consent of the Holder holding such Award.

ARTICLE XIV

ACCELERATION OF VESTING FOR CERTAIN AWARDS
ON CHANGE IN CONTROL OF THE COMPANY

        Notwithstanding any provision of the Plan to the contrary, in the event of an occurrence of a Change in Control of the Company all then outstanding Options, SARs, Restricted Stock Awards and Performance Stock Awards granted under the Plan shall become fully vested, and exercisable and all substantial risk of forfeiture restrictions applicable thereto shall lapse. The effect, if any, of a Change in Control of the Company upon any other Award granted under the Plan shall be determined in accordance with the terms of the applicable Award Agreement issued by the Committee that are applicable to the Award.

 ARTICLE XV

MISCELLANEOUS

        15.1    Unfunded Plan/No Establishment of a Trust Fund.    Holders shall have no right, title, or interest whatsoever in or to any investments that the Company or any of its Affiliates may make to aid in meeting obligations under the Plan. Nothing contained in the Plan, and no action taken pursuant to its provisions, shall create or be construed to create a trust of any kind, or a fiduciary relationship between the Company and any Holder, beneficiary, legal representative, or any other person. To the extent that any person acquires a right to receive payments from the Company under the Plan, such right shall be no greater than the right of an unsecured general creditor of the Company. All payments to be made hereunder shall be paid from the general funds of the Company and no special or separate fund shall be established and no segregation of assets shall be made to assure payment of such amounts, except as expressly set forth in the Plan. No property shall be set aside nor shall a trust fund of any kind be established to secure the rights of any Holder under the Plan. The Plan is not intended to be subject to the Employee Retirement Income Security Act of 1974, as amended.

        15.2    No Employment Obligation.    The granting of any Award shall not constitute an employment contract, express or implied, nor impose upon the Company or any Affiliate any obligation to employ or continue to employ, or utilize the services of, any Holder. The right of the Company or any Affiliate to terminate the employment of, or provision of services by, any person shall not be diminished or affected by reason of the fact that an Award has been granted to him, and nothing in the Plan or an Award Agreement shall interfere with or limit in any way the right of the Company or its Affiliates to terminate any Holder's employment or provision of services to the Company at any time or for any reason not prohibited by law.

        15.3    Tax Withholding.    The Company or any Affiliate shall be entitled to deduct from other compensation payable to each Holder any sums required by federal, state or local tax law to be withheld with respect to the vesting or exercise of an Award or lapse of restrictions on an Award. In the alternative, the Company may require the Holder (or other person validly exercising the Award) to pay such sums for taxes directly to the Company or any Affiliate in cash or by check within one day after the date of vesting, exercise or lapse of restrictions. In the discretion of the Committee, and with the consent of the Holder, the Company may reduce the number of shares of Stock issued to the Holder upon such Holder's exercise of an Option to satisfy the tax withholding obligations of the Company or an Affiliate; provided that the Fair Market Value of the shares of Stock held back shall not exceed the Company's or the Affiliate's Minimum Statutory Tax Withholding Obligation. The Committee may, in its discretion, permit a Holder to satisfy any Minimum Statutory Tax Withholding Obligation arising upon the vesting of an Award by delivering to the Holder a reduced number of shares of Stock in the manner specified herein. If permitted by the Committee and acceptable to the Holder, at the time of vesting of shares under the Award, the Company shall (a) calculate the amount of the Company's or an Affiliate's Minimum Statutory Tax Withholding Obligation on the assumption that all such shares of Stock vested under the Award are made available for delivery, (b) reduce the number of such shares of Stock made available for delivery so that the Fair Market Value of the shares of Stock withheld on the vesting date approximates the Company's or an Affiliate's Minimum Statutory Tax Withholding Obligation and (c) in lieu of the withheld shares of Stock, remit cash to the United States Treasury and/or other applicable governmental authorities, on behalf of the Holder, in the amount of the Minimum Statutory Tax Withholding Obligation. The Company shall withhold only whole shares of Stock to satisfy its Minimum Statutory Tax Withholding Obligation. Where the Fair Market Value of the withheld shares of Stock does not equal the amount of the Minimum Statutory Tax Withholding Obligation, the Company shall withhold shares of Stock with a Fair Market Value slightly less than the amount of the Minimum Statutory Tax Withholding Obligation and the Holder must satisfy the remaining minimum withholding obligation in some other manner permitted under this Section 15.3. The withheld shares of Stock not made available for delivery by the Company shall be retained as treasury shares or will be cancelled and the Holder's right, title and interest in such shares of Stock shall terminate. The Company shall have no obligation upon vesting or exercise of any Award or lapse of restrictions on an Award until the Company or an Affiliate has received payment sufficient to cover the Minimum Statutory Tax Withholding Obligation with respect to that vesting, exercise or lapse of restrictions. Neither the Company nor any Affiliate shall be obligated to advise a Holder of the existence of the tax or the amount which it will be required to withhold.

        15.4    Indemnification of the Committee.    The Company shall indemnify each present and future member of the Committee against, and each member of the Committee shall be entitled without further action on his or her part to indemnity from the Company for, all expenses (including attorney's fees, the amount of judgments and the amount of approved settlements made with a view to the curtailment of costs of litigation, other than amounts paid to the Company itself) reasonably incurred by such member in connection with or arising out of any action, suit or proceeding in which such member may be involved by reason of such member being or having been a member of the Committee, whether or not he or she continues to be a member of the Committee at the time of incurring the expenses, including, without limitation, matters as to which such member shall be finally adjudged in any action, suit or proceeding to have been negligent in the performance of such member's duty as a member of the Committee. However, this indemnity shall not include any expenses incurred by any member of the Committee in respect of matters as to which such member shall be finally adjudged in any action, suit or proceeding to have been guilty of gross negligence or willful misconduct in the performance of his duty as a member of the Committee. In addition, no right of indemnification under the Plan shall be available to or enforceable by any member of the Committee unless, within 60 days after institution of any action, suit or proceeding, such member shall have offered the Company, in writing, the opportunity to handle and defend same at its own expense. This right of indemnification shall inure to the benefit of the heirs, executors or administrators of each member of the Committee and shall be in addition to all other rights to which a member of the Committee may be entitled as a matter of law, contract or otherwise.

        15.5    Gender and Number.    If the context requires, words of one gender when used in the Plan shall include the other and words used in the singular or plural shall include the other.

        15.6    Severability.    In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

        15.7    Headings.    Headings of Articles and Sections are included for convenience of reference only and do not constitute part of the Plan and shall not be used in construing the terms and provisions of the Plan.

        15.8    Other Compensation Plans.    The adoption of the Plan shall not affect any other option, incentive or other compensation or benefit plans in effect for the Company or any Affiliate, nor shall the Plan preclude the Company from establishing any other forms of incentive compensation arrangements for Employees or Directors.

        15.9    Retirement and Welfare Plans.    Neither Awards made under the Plan nor shares of Stock or cash paid pursuant to such Awards, may be included as "compensation" for purposes of computing the benefits payable to any person under the Company's or any Affiliate's retirement plans (both qualified and non-qualified) or welfare benefit plans unless such other plan expressly provides that such compensation shall be taken into account in computing a participant's benefit.

        15.10    Other Awards.    The grant of an Award shall not confer upon the Holder the right to receive any future or other Awards under the Plan, whether or not Awards may be granted to similarly situated Holders, or the right to receive future Awards upon the same terms or conditions as previously granted.

        15.11    Successors.    All obligations of the Company under the Plan with respect to Awards granted hereunder shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase of all or substantially all of the business and/or assets of the Company, or a merger, consolidation, or other transaction.

        15.12    Law Limitations/Governmental Approvals.    The granting of Awards and the issuance of shares of Stock under the Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

        15.13    Delivery of Title.    The Company shall have no obligation to issue or deliver evidence of title for shares of Stock issued under the Plan prior to (a) obtaining any approvals from governmental agencies that the Company determines are necessary or advisable; and (b) completion of any registration or other qualification of the Stock under any applicable national or foreign law or ruling of any governmental body that the Company determines to be necessary or advisable.

        15.14    Inability to Obtain Authority.    The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any shares of Stock hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such shares of Stock as to which such requisite authority shall not have been obtained.

        15.15    Investment Representations.    The Committee may require any person receiving Stock pursuant to an Award under the Plan to represent and warrant in writing that the person is acquiring the shares of Stock for investment and without any present intention to sell or distribute such Stock.

        15.16    Persons Residing Outside of the United States.    Notwithstanding any provision of the Plan to the contrary, in order to comply with the laws in other countries in which the Company or any of its Affiliates operates or has Employees, the Committee, in its sole discretion, shall have the power and authority to (a) determine which Affiliates shall be covered by the Plan; (b) determine which persons employed outside the United States are eligible to participate in the Plan; (c) amend or vary the terms and provisions of the Plan and the terms and conditions of any Award granted to persons who reside outside the United States; (d) establish subplans and modify exercise procedures and other terms and procedures to the extent such actions may be necessary or advisable—any subplans and modifications to Plan terms and procedures established under this Section 15.16 by the Committee shall be attached to the Plan document as Appendices; and (e) take any action, before or after an Award is made, that it deems advisable to obtain or comply with any necessary local government regulatory exemptions or approvals. Notwithstanding the above, the Committee may not take any actions hereunder, and no Awards shall be granted, that would violate the Exchange Act, the Code, any securities law or governing statute or any other applicable law.

        15.17    Arbitration of Disputes.    Subject to the provisions of Article XIV, any controversy arising out of or relating to the Plan or an Award Agreement shall be resolved by arbitration conducted pursuant to the arbitration rules of the American Arbitration Association. The arbitration shall be final and binding on the parties.

        15.18    No Fractional Shares.    No fractional shares of Stock shall be issued or delivered pursuant to the Plan or any Award. The Committee shall determine whether cash, additional Awards, or other property shall be issued or paid in lieu of fractional shares of Stock or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

        15.19    Governing Law.    The provisions of the Plan and the rights of all persons claiming thereunder shall be construed, administered and governed under the laws of the State of Delaware, excluding any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of the Plan to the substantive law of another jurisdiction. Unless otherwise provided in the Award Agreement, recipients of an Award under the Plan are deemed to submit to the exclusive jurisdiction and venue of the federal or state courts of Texas, to resolve any and all issues that may arise out of or relate to the Plan or any related Award Agreement.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

Please mark	☒
your votes as
indicated in
this example

The Board of Directors recommends a vote FOR Proposal 1, FOR Proposal 2, FOR Proposal 3 and FOR Proposal 4.

1. ELECTION OF DIRECTORS	FOR	WITHHOLD	*EXCEPTIONS
Nominees:	ALL	FOR ALL

01 Bruce A. Quinnell 02 Kathleen Mason 03 William J. Hunckler, III 04 Robin P. Selati	☐	☐	☐
05 Starlette Johnson
06 Benjamin D. Chereskin
07 David B. Green

(INSTRUCTIONS: To withhold authority to vote for any individual nominee, mark the “Exceptions” box above and write that nominee’s name in the space provided below.)

*Exceptions

		FOR	AGAINST	ABSTAIN

2.	Approval of the Company’s 2008 Long-Term Equity Incentive Plan.	☐	☐	☐

3.	Approval of the material terms of the performance goals for performance stock and performance unit awards under the Company’s 2008 Long-Term Equity Incentive Plan.	☐	☐	☐

4.	Ratification of the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm until the next annual meeting of stockholders.	☐	☐	☐

Mark Here for Address Change or Comments SEE REVERSE	☐

Signature	Signature	Date

NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

FOLD AND DETACH HERE

WE ENCOURAGE YOU TO TAKE ADVANTAGE OF INTERNET OR TELEPHONE VOTING,
BOTH ARE AVAILABLE 24 HOURS A DAY, 7 DAYS A WEEK.

Internet and telephone voting is available through 11:59 PM Eastern Time the day prior to the shareholder meeting date.

TUESDAY MORNING CORPORATION

INTERNET

http://www.proxyvoting.com/tues

Use the Internet to vote your proxy. Have your proxy card in hand when you access the web site.

OR

TELEPHONE

1-866-540-5760

Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call.

If you vote your proxy by Internet or by telephone, you do NOT need to mail back your proxy card.

To vote by mail, mark, sign and date your proxy card and return it in the enclosed postage-paid envelope.

Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

Tuesday Morning Corporation

The undersigned hereby appoints Bruce A. Quinnell, Kathleen Mason and Stephanie Bowman, and each of them, proxies or proxy with full power of substitution and revocation as to each of them, to represent and vote, as designated on the other side, all the shares of stock of Tuesday Morning Corporation standing in the name of the undersigned with all powers which the undersigned would possess if present at the Annual Meeting of Stockholders of Tuesday Morning Corporation to be held November 14, 2008 or any adjournment or postponement thereof, on all matters coming before said meeting. Receipt of the proxy statement dated October 9, 2008 is acknowledged.

You are encouraged to specify your vote by marking the appropriate box ON THE REVERSE SIDE but you need not mark any box if you wish to vote in accordance with the Board of Directors’ recommendations, which are FOR Proposal 1, FOR Proposal 2, FOR Proposal 3 and FOR Proposal 4. The Proxies cannot vote your shares unless you sign and return this card, grant your proxy through the internet or grant your proxy by telephone in accordance with the instructions on the reverse side. Any Proxy may be revoked in writing at any time prior to the voting thereof.

Any Proxy, when properly granted, will be voted in the manner directed and will authorize the Proxies to take action in their discretion upon other matters that may properly come before the meeting. If no direction is made, your Proxy will be voted in accordance with the recommendations of the Board of Directors. Proxies are authorized to vote upon matters incident to the conduct of the meeting such as approval of one or more adjournments of the meeting for the purpose of obtaining additional stockholder votes.

(Continued and to be marked, dated and signed, on the other side)

BNY MELLON SHAREOWNER SERVICES
Address Change/Comments	P.O. BOX 3550
(Mark the corresponding box on the reverse side)	SOUTH HACKENSACK, NJ 07606-9250

FOLD AND DETACH HERE

YOUR VOTE IS IMPORTANT!

Whether or not you plan to attend the Annual Meeting and regardless of the number of shares you own, please date, sign and return the enclosed proxy card in the enclosed envelope (which requires no postage if mailed in the United States).

PLEASE VOTE

QuickLinks

PROPOSAL NO. 1 ELECTION OF DIRECTORS
PROPOSAL NO. 2 APPROVAL OF TUESDAY MORNING CORPORATION 2008 LONG-TERM EQUITY INCENTIVE PLAN
PROPOSAL NO. 3 APPROVAL OF THE MATERIAL TERMS OF THE PERFORMANCE GOALS FOR PERFORMANCE STOCK AND PERFORMANCE UNIT AWARDS UNDER THE 2008 PLAN
PROPOSAL NO. 4 RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
DIRECTORS
CORPORATE GOVERNANCE
MEETINGS AND COMMITTEES OF THE BOARD
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
EXECUTIVE OFFICERS
EXECUTIVE COMPENSATION Compensation Discussion and Analysis
COMPENSATION COMMITTEE REPORT
SUMMARY COMPENSATION TABLE
GRANTS OF PLAN-BASED AWARDS
OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END
OPTION EXERCISES AND STOCK VESTED
POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE OF CONTROL
DIRECTOR COMPENSATION
REPORT OF THE AUDIT COMMITTEE
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
BENEFICIAL OWNERSHIP OF COMMON STOCK
STOCKHOLDERS' PROPOSALS
INDEPENDENT REGISTERED PUBIC ACCOUNTING FIRM
OTHER MATTERS
  Annex A
ARTICLE I ESTABLISHMENT, PURPOSE AND DURATION
ARTICLE II DEFINITIONS
ARTICLE III ELIGIBILITY AND PARTICIPATION
ARTICLE IV GENERAL PROVISIONS RELATING TO AWARDS
ARTICLE V OPTIONS
ARTICLE VI STOCK APPRECIATION RIGHTS
ARTICLE VII RESTRICTED STOCK AWARDS
ARTICLE VIII RESTRICTED STOCK UNIT AWARDS
ARTICLE IX PERFORMANCE STOCK AWARDS AND PERFORMANCE UNIT AWARDS
ARTICLE X OTHER STOCK-BASED AWARDS
ARTICLE XI SUBSTITUTION AWARDS
ARTICLE XII ADMINISTRATION
ARTICLE XIII AMENDMENT OR TERMINATION OF PLAN
ARTICLE XIV ACCELERATION OF VESTING FOR CERTAIN AWARDS ON CHANGE IN CONTROL OF THE COMPANY
ARTICLE XV MISCELLANEOUS